                                                                 EXHIBIT 10.7(a)

                              ASSIGNMENT OF LEASES
                                 (Space Lease)

THE STATE OF TEXAS  )
                    )              KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS    )

     THIS ASSIGNMENT, made the 23rd day of November, 1998, by TMX REALTY CORPORATION, a Delaware corporation, hereinafter referred to as the "Assignor", to RIVERWAY BANK, with its banking house located in Houston, Harris County, Texas, hereinafter referred to as "Assignee";

                                  W I T N E S S E T H:

     That the Assignor, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby grants, transfers and assigns to the Assignee all of Assignor's interest in and to any and all sublease and/or sub-sublease agreements or any other agreements wherein Assignor is Lessor (collectively called the "Leases") now or hereafter made and entered into covering (1) any or all of the space located in the improvements now or hereafter constructed on the property (the "Property") described in Exhibit "A", (2) any or all of the property described in Exhibit "A", and (3) any of Assignor's rights with respect to the Property or improvements located thereon.

     Assignee acknowledges the existence of (1) that certain Ground Sublease (herein so called) covering the Property as evidenced by the Amended and Restated Ground Sublease Agreement dated November 23rd, 1998 by and between Assignor as subtenant and Amelang Partners, Inc., as sublandlord and (2) this certain Enhanced-Use Lease (the "Ground Lease") by and between Amelang Partners, Inc., as Ground Lessee and the United States Department of Veteran Affairs is Ground Lessor. The term Lease as used herein shall mean any and all leases affecting the Property including, without limitation, any existing leases and any subleases or sub-subleases hereinafter entered into by Assignor and any tenants for office space or otherwise. The term Lease, for the purposes hereof shall exclude the Ground lease.

     TOGETHER with all rents, income and profits arising from the Leases and renewals thereof and together with all rents, income and profits for the use and occupation of the premises described in the Leases.

                                       I.

     The Assignor covenants with the Assignee to observe and perform all of the obligations imposed upon the lessor under the Leases and not to do or permit to be done anything to impair the security thereof; not to collect any of the rent, income and profits arising or accruing under the Leases or from the Property in advance of the time when the same shall become due (except for the last month's rent); not to execute any assignment, collateral assignment or security agreement covering any of lessor's interest in the Leases or the Property; not to alter, modify or change the terms of the Leases or give any consent or exercise any option required or permitted by such terms without the prior written consent of Assignee, or cancel or terminate any of the Leases or accept a surrender thereof or convey or transfer or suffer or permit a conveyance or transfer of the Property or of any interest therein so as to effect directly or indirectly, proximately or remotely, a merger of the estates and rights of, or a termination or diminution of the obligations of, lessee thereunder; nor to consent to any assignment of or subletting under the Leases, whether or not in accordance with their terms, without the prior written consent of the Assignee; to assign and transfer to the Assignee any and all subsequent leases upon all or any part of the Property or improvements located thereon and to execute and deliver at the request of the Assignee all such further equal assurances and assignments with respect to the Property, the improvements located or to be located thereon, or any part thereof, as the Assignee shall from time to time require.

                                      II.

          Assignor shall have the right to collect at the time of, but not prior to, the date provided for the payment thereof, all rents, income and profits arising under the Leases or from the Property and to retain, use and enjoy the same, so long as there shall exist no default (after notice and opportunity to cure as provided in the Construction Loan Agreement) by the Assignor in:

          (a) The payment of the principal sum, interest and indebtedness evidenced by that certain promissory note (the "Note") and any amendments, extensions, consolidations, increases or renewals thereof, whether represented by modification agreement, renewal note, letter agreement or otherwise, in the original principal amount of $6,000,000.00, executed by Assignor, payable to Assignee, dated of even date herewith and secured by, among other collateral, a Leasehold Deed of Trust (the "Deed of Trust") covering the Property.

          (b) The payment of all other sums with interest thereon becoming due and payable by Assignor to Assignee.

          (c) The performance and discharge of each and every obligation, covenant and agreement of the Assignor contained (i) herein, (ii) in the Leases, (iii) in the Note, (iv) in the Deed of Trust, (v) the Construction Loan Agreement or (vi) in any documents executed by Assignor in connection with the Note.


                                      III.

         Upon or at any time after default in the performance of any obligation, covenant or agreement herein or in the Note, Deed of Trust or Leases on the part of the Assignor to be performed (after notice and opportunity to cure as provided in the Construction Loan Agreement), the Assignee without in any way waiving such default may, at its option without further notice and without regard to the adequacy of the security for the payment of the Note, either in person or by agent, with or without bringing any action or proceeding or by a receiver appointed by a court, take possession of the Property and improvements thereon located and have, hold, manage, lease and operate the same on such terms and for such period of time as the Assignee may deem proper and either with or without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all rents, income and profits of the Property, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to the Assignee and to apply such rents, income and profits to the payment of: (a) all expenses of managing the Property, together with the improvements located thereon, including without being limited thereto, the salaries, fees and wages of a managing agent and such other employees as the Assignee may deem necessary or desirable and all expenses of operating and maintaining the Property and improvements, including without being limited thereto, all taxes, charges, claims, assessments, water rents, sewer rents, and any other liens and premiums for all insurance which the Assignee may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property and improvements; and (b) the principal, interest due and payable pursuant to the Note, together with all costs and attorneys' fees provided for therein, in such order of priority as to any of the items mentioned herein as the Assignee in its sole discretion may determine. The exercise by the Assignee of the option granted it in this Section III and the collection of the rents, income and profits and the application thereof as herein provided shall not be considered a waiver of any default by the Assignor under the Note, Deed of Trust, Leases or this Assignment. Assignor agrees that the possession by Assignee subsequent to default shall be conclusively deemed to be a "lawful possession" of the Property and the improvements thereon located.

                                      IV.


     The Assignee shall not be liable for any loss sustained by the Assignor resulting from the Assignee's failure to let the Property or improvements after default or from any other act or omission of the Assignee in managing the Property or improvements after default unless such loss is caused by the willful misconduct and bad faith of the Assignee. Nor shall the Assignee be obligated to perform or discharge nor does the Assignee hereby undertake to perform or discharge any obligation, duty or liability under the Leases or under or by reason of this Assignment and the Assignor shall and does hereby agree to indemnify the Assignee for, and to hold the Assignee harmless from, any and all liability, loss or damage which may or might be incurred under the Leases or under or by reason of this Assignment and from any and all claims and demands whatsoever which may be asserted against the Assignee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should the Assignee incur any such liability under the Leases or under or by reason of this Assignment or in defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured hereby and the Assignor shall reimburse the Assignee therefor immediately upon demand and upon the failure of the Assignor so to do, the Assignee may, at its option, declare the Note immediately due and payable, if the same have not theretofore been accelerated. And it is further understood that this Assignment shall not operate to place responsibility for the control, care, management or repair of the Property or improvements upon the Assignee nor shall Assignee be responsible or liable for any waste committed on the Property or improvements by the tenants or any other parties, or for any dangerous or defective condition of the Property or improvements, or for any negligence in the management, upkeep, repair or control of the Property or improvements resulting in loss or injury or death to any tenant, licensee, employee or stranger. Assignor acknowledges that Assignee retains the rights set forth in this Section only for the protection of its collateral, and this Section is in no manner to be construed as interference with or control of Assignor's business or tenants.

                                       V.

     Upon payment in full of the Note and performance in full of the provisions of the Deed of Trust, this Assignment shall become and be void and of no effect. The Assignor hereby authorizes and directs the lessees named in the Leases or any other or future lessees or occupant of the Property, or any part thereof, upon receipt from the Assignee of written notice to the effect that a default exists under the Note, Deed of Trust or this Assignment, to pay over to the Assignee all rents, income and profits arising or accruing under the Leases and to continue to do so until otherwise notified by the Assignee.

                                      VI.

     The Assignee may take or release any security for the payment of the Note, may release any party primarily or secondarily liable thereon and may apply any security held by it to the satisfaction of such principal, interest or indebtedness without prejudice to any of its rights under this Assignment.

                                      VII.

     Nothing contained in this Assignment and no act done or omitted by the Assignee pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by the Assignee of its rights and remedies under the Note or Deed of Trust, and this Assignment is accepted without prejudice to any of the rights and remedies possessed by the Assignee under the terms of the Note and Deed of Trust, and it is agreed that this is an absolute assignment and not a security agreement, pledge or collateral assignment. The right of the Assignee to collect the principal and interest and to enforce any security therefor held by it may be exercised by the Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

                                     VIII.

     When this Assignment is executed by more than one person, it shall be construed as though Assignor were written Assignors and words in their number were changed to correspond; and pronouns of masculine gender, wherever used herein, shall include persons of the female sex and corporations and associations of every kind and character; and the words "heirs, executors and administrators", when this instrument is executed by a corporation, shall be construed to mean "successors and assigns". If Assignee is more than one person, it shall be construed as though Assignee were written Assignees and words in their number were changed to correspond; and pronouns of the masculine gender, where used herein as to Assignee, shall be construed to include persons of the female sex, corporations and associations of every kind and character and, as to a corporation, the words "heirs" shall be construed as "successors".

                                      IX.

     This Assignment, together with the covenants and warranties herein contained, shall inure to the benefit of the Assignee and any subsequent holder of the Note and Deed of Trust and shall be binding upon the Assignor, his heirs, executors, administrators, successors and assigns, and any subsequent owner of the Property, or any part thereof.

                                       X.

     ASSIGNOR HEREBY EXPRESSLY RECOGNIZES THAT CONTAINED IN SECTION IV. OF THIS ASSIGNMENT OF LEASES ARE PROVISIONS WHICH REQUIRE ASSIGNOR TO INDEMNIFY ASSIGNEE UNDER CERTAIN CIRCUMSTANCES AND ASSIGNOR HEREBY ACKNOWLEDGES THAT BY EXECUTING THIS ASSIGNMENT OF LEASES, ASSIGNOR ACCEPTS THESE PROVISIONS AND THE OBLIGATIONS TO INDEMNIFY ASSIGNEE UNDER SUCH CIRCUMSTANCES.

     EXECUTED on this the 23rd day of November, 1998.


                                              TMX REALTY CORPORATION, a Delaware
                                              corporation


                                              By: /s/ JAMES W. ALBRECHT, JR.
                                                  ---------------------------
                                              Name:   JAMES W. ALBRECHT, JR.
                                                    -------------------------
                                              Title:  CHIEF FINANCIAL OFFICER
                                                    -------------------------


THE STATE OF TEXAS )
                   )
COUNTY OF HARRIS   )


     This instrument was acknowledged before me on this 23 day of November, 1998, by James W. Albrecht, Jr., CEO of TMX REALTY CORPORATION, a Delaware corporation, for and on behalf of said corporation.


                                                      /s/ LAWANA HARDIN
                                                      ----------------------
[SEAL]                                   [SEAL]       Notary Public in and
                                                      for the STATE OF TEXAS

Printed Name of Notary:                               My Commission Expires:


----------------------------                          ----------------------

                                  EXHIBIT "A"


Being a tract or parcel containing 2.619 acres (114,086 square feet) of land situated in the DWC Harris Survey, Abstract Number 325, Harris County, Texas, and being part of and out of that certain called 118.831 acres, described in deed to the United States of America, as recorded in Volume 1297, Page 87, Deed Records of Harris County, Texas, said 2.619 acre tract being more particularly described as follows (all bearings and coordinates are based on the Texas State Plane Coordinate System; South Central Zone; all distances and coordinates are surface and may be converted to grid by multiplying by a combined scale factor of 0.9998632):

COMMENCING at a 5/8-inch iron rod with plastic cap set marking the intersection of the south right-of-way (ROW) line of Holcombe Boulevard with the west ROW line of Almeda Road, and having surface coordinates of X=3,147,967.40, Y=698,487.10, thence:

     South 14 degrees 53'21" West, with said west ROW line, a distance of 206.00 feet to a set 5/8-inch iron rod with plastic cap;

     North 75 degrees 06'39" West, a distance of 329.30 feet to a 5/8-inch iron rod with plastic cap set marking the POINT OF BEGINNING and northeast corner of the herein described tract;

THENCE, SOUTH 14 degrees 53'21" West, a distance of 330.70 feet to a 5/8-inch iron rod with plastic cap set marking the southeast corner of the herein described tract;

THENCE, NORTH 75 degrees 06'39" West, a distance of 432.78 feet to a 5/8-inch iron rod with plastic cap set marking the southwest corner of the herein described tract;

THENCE, North 41 degrees 44'27" East, a distance of 334.23 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, NORTHEASTERLY, with a curve to the left having a radius of 760.00 feet, a central angle of 03 degrees 35'59", an arc length of 47.75 feet, and a chord which bears North 39 degrees 56'28" East, 47.74 feet to an "X" in concrete set marking the most northwesterly corner of the herein described tract;

THENCE, SOUTHEASTERLY, with a non-tangent curve to the left having a radius of
87.50 feet, an arc length of 93.13 feet, a central angle of 60 degrees 59'01", and a chord which bears South 58 degrees 25'28" East, 88.80 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 88 degrees 54'58" East, a distance of 27.76 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, EASTERLY, with a curve to the right having a radius of 281.50 feet, an arc length of 67.83 feet, a central angle of 13 degrees 48'19", and a chord which bears South 82 degrees 00'48" East, 67.66 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 75 degrees 06'39" East, a distance of 82.41 feet to the POINT OF BEGINNING and containing 2.619 acres (114,086 square feet) of land (this description is based on a Land Title Survey and plat prepared by Terra Surveying Company, Inc. Project Number 0163-9801-S).

                                                                         [STAMP]
                                    [STAMP]

ANY PROVISION HEREIN WHICH RESTRICTS THE SALE, RENTAL OR USE OF THE DESCRIBED REAL PROPERTY BECAUSE OF COLOR OR RACE IS INVALID AND UNENFORCEABLE UNDER FEDERAL LAW

THE STATE OF TEXAS   )
COUNTY OF HARRIS     )

     I hereby certify that this instrument was FILED in File Number Sequence on the date and at the time stamped hereon by me, and was duly RECORDED, in the Official Public Records of Real Property of Harris County, Texas on

                                   DEC 3 1998

[SEAL]
                                 /s/ BEVERLY B. KAUFMAN
                                 COUNTY CLERK
                                 HARRIS COUNTY TEXAS

                 CONSENT TO ASSIGNMENT OF CONSTRUCTION CONTRACT

     The undersigned Contractor hereby acknowledges receipt of a copy of the Assignment of Construction Contract set out in Section 4.18 of that certain Construction Loan Agreement of even date herewith by and between TMX Realty Corporation, a Delaware corporation and RIVERWAY BANK and consents to be bound by the provisions thereof.

                                          J.T. Vaughn Construction Company, Inc.

                                          By: /s/ J. THOMAS VAUGHN
                                             -----------------------------------
                                          Name: J. Thomas Vaughn
                                               ---------------------------------
                                          Title: Exec. V.P.
                                                --------------------------------

                          CONSTRUCTION LOAN AGREEMENT

         THIS LOAN AGREEMENT dated November 23, 1998, is made by and between RIVERWAY BANK ("Lender"), whose address is Five Riverway, Houston, Texas 77056 and TMX REALTY CORPORATION, a Delaware corporation ("Borrower"), whose address is 301 Congress Avenue, Suite 1850, Austin, Texas 78701, in respect of a loan in the principal sum of SIX MILLION AND NO/100 DOLLARS ($6,000,000).

                            ARTICLE 1 - DEFINITIONS

         For purposes of this Loan Agreement, the following terms shall have the respective meanings assigned to them.

1.1      Advance.

         The term "Advance" shall mean a disbursement by Lender of any of the proceeds of the Loan and/or the Borrower's Deposit.

1.2      Affidavit of Borrower.

         The term "Affidavit of Borrower" shall mean a sworn affidavit of Borrower (and such other parties as Lender may require) to the effect that all statements, invoices, bills, and other expenses incident to the acquisition of the Property and the construction of the Improvements incurred to a specified date, whether or not specified in the Approved Budget, have been paid in full, except for (a) amounts retained pursuant to the Construction Contract, and (b) items to be paid from the proceeds of an Advance then being requested or in another manner satisfactory to Lender.

1.3      Application for Advance.

         The term "Application for Advance" shall mean a written application (on a form approved by Lender) by Borrower (and such other parties as Lender may require) to Lender specifying by name, current address, and amount all parties to whom Borrower is obligated for labor, materials, or services supplied for the construction of the improvements and all other expenses incident to the Loan, the Property, and the construction of the Improvements, whether or not specified in the Approved Budget requesting an Advance for the payment of such items, containing, if requested by Lender, an Affidavit of Borrower, accompanied by such schedules, affidavits, releases, waivers, statements, invoices, bills, and other documents as Lender may reasonably request.

1.4      Approved Budget

         The term "Approved Budget" shall mean a budget or cost itemization prepared by Borrower specifying the cost by item of (a) all labor, materials, and services necessary for the construction of the Improvements in accordance with the Plans and all Governmental Requirements, and (b) all other expenses anticipated by Borrower incident to the Loan, the Property, and the construction of Improvements. The Approved Budget is attached hereto as Exhibit "C" and incorporated herein by reference.

1.5      Appraisal.

         The term "Appraisal" shall mean a Fair Value appraisal from a MAI appraiser approved by Lender and reflecting a completed value of not less than $7,860,000. The term Fair Value shall mean the cash price that might reasonably be anticipated in a current sale under all conditions requisite to a fair sale. A fair sale means that buyer and seller are each acting prudently, knowledgeably and under no necessity to buy or sell - i.e., other than in a forced or liquidation sale. The appraiser should estimate the cash price that might received upon exposure to the open market for a reasonable time, considering the property type and local market conditions. When a current sale is unlikely - i.e., when it is unlikely that the sale can be completed within 12 months - the appraiser must discount all cash flows generated by the Property to obtain the estimate of Fair Value. These cash flows include, but are not limited to, those arising from ownership, development, operation, and sale of the Property. The discount applied shall reflect the appraiser's judgement of what a prudent, knowledgeable purchaser under no necessity to buy would be willing to pay to purchase property in a current sale.

1.6      Architect.

         The term "Architect" shall mean Browne Penland McGregor Architects,
Inc.

1.7      Architectural Contract.

         The term "Architectural Contract" shall mean a written agreement between Borrower and Architect for architectural services pertaining to construction of the Improvements.

1.8      Assignment of Landlord's Interest in Leases.

         The term "Assignment of Landlord's Interest in Leases" shall mean a document so entitled, effectuating an assignment by Borrower to Lender of the landlord's (in this case sub-sublandlord) interest in the leases (in this case sub-sublessor), lease proceeds, and/or rents from the Property.

1.9      Borrower.

         The term "Borrower" shall mean TMX REALTY CORPORATION, a Delaware corporation.

1.10     Borrower's Deposit.

         The term "Borrower's Deposit" shall mean such cash sums as Lender may deem necessary, from time to time until the Loan is paid in full, in addition to the Loan, for the payment of the costs of labor, materials, and services required for the construction of the Improvements, other costs and expenses specified in the Approved Budget, and other costs and expenses required to be paid in connection with the construction of the Improvements in accordance with the Plans, any Governmental Requirements and the requirements of any lessee, if applicable.

1.11     Code.

         The term "Code" shall mean the Uniform Commercial Code as in force in the state in which the Property is located and, if different, the state of the Borrower's residence.

1.12     Completion Date.

         The term "Completion Date" shall mean one year from the date of this Construction Loan Agreement.

1.13     Construction Contract.

         The term "Construction Contract" shall mean all construction contracts executed by Borrower for the construction of the Improvements, including, without limitation, contracts between Borrower and Contractor.

1.14     Contractor.

         The term "Contractor" shall mean J.T. Vaughn Construction Company, Inc.

1.15     Debtor Relief Laws.

         The term "Debtor Relief Laws" shall mean any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar laws affecting the rights or remedies of creditors generally, as in effect from time to time.

1.16     Event of Default.

         The term "Event of Default" shall mean the occurrence of any one of the following (subject to the requirement of notice by Lender and opportunity to cure as provided below):

         (a) Any indebtedness evidenced, governed or secured by any of the Loan Instruments is not paid when due, whether by acceleration or otherwise.

         (b) Any covenant in this Agreement or any of the other Loan Instruments is not fully and timely performed, or the occurrence of any default or event of default thereunder.

         (c) Any statement, representation or warranty in the Loan Instruments, any Financial Statements or any other writing delivered to Lender in connection with the Loan is false, misleading or erroneous in any material respect.

         (d) The cessation of the construction of the Improvements for more than fifteen (15) days without the written consent of Lender, unless such cessation is due to weather, shortages or unavailability of labor or materials, nonperformance by the Contractor or Architect, or other causes beyond Borrower's control.

         (e) Failure of the construction of the Improvements or any materials for which an Advance has been requested to comply with the Plans, any Governmental Requirements or the requirements of any lessee, if applicable.

         (f) Failure of Borrower to satisfy any condition specified herein as precedent to the obligation of Lender to make an Advance after an Application for Advance has been submitted by Borrower to Lender.

         (g) A reasonable determination by Lender that construction of the Improvements will not be completed on or before the Completion Date, or within ninety days thereafter, unless such cessation is due to weather, shortages or unavailability of labor or materials, non-performance by the Contractor or Architect (caused through no fault of Borrower) or other causes beyond Borrower's control.

         (h) Any person obligated to pay any part of the indebtedness evidenced, governed or secured by the Loan Instruments

               (1)  makes a general assignment for the benefit of creditors; or

               (2) commences any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any Debtor Relief Laws; or

               (3) in any involuntary case, proceeding or other action commenced against it which seeks to have an order for relief entered against it, as debtor, or seeks reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, (i) fails to obtain a dismissal of such case, proceeding or other action within sixty (60) days of its commencement, or (ii) converts the case from one chapter of the Federal Bankruptcy Code to another chapter, or (iii) is the subject of an order for relief; or

               (4) conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which is fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings which is not vacated within sixty
                    (60) days from the date thereof; or

               (5) has a trustee, receiver, custodian or other similar official appointed for or take possession of all or any part of the Property or any other of its property or has any court take jurisdiction of any other of its property which continues for a period of sixty (60) days (except where a shorter period is specified in the immediately following subparagraph (6)); or

               (6) fails to have discharged within a period of thirty (30) days any attachment, sequestration, or similar writ levied upon any property of such person; or

               (7) fails to pay immediately any final, nonappealable money judgment against such person.

         (i) Title to all or any part of the Property (other than obsolete or worn personal property replaced by adequate substitutes of equal or greater value than the replaced items when new) shall become vested in any party other than the granting party named in the Mortgage, whether by operation of law or otherwise. Lender may, in its sole discretion, waive this Event of Default, but it shall have no obligation to do so, and any waiver may be conditioned upon such one or more of the following as Lender may require; the grantee's integrity, reputation, character, creditworthiness and management ability being satisfactory to Lender in its sole judgment, the grantee executing, prior to such sale or transfer, a written assumption agreement containing such terms as Lender may require, a principal paydown on the Note, an increase in the rate of interest payable under the Note, a transfer fee, and any other modification of the Loan Instruments which Lender may require.

         (j) Without the prior written consent of Lender, the owner of the Property grants any easement or dedication, files any plat, condominium declaration, or restriction, or otherwise encumbers the Property, unless such action is expressly permitted by the Loan Instruments or does not affect the Property.

         (k) Without the prior written consent of Lender, Borrower enters into any lease of part or all of the Property.

         (1)   Borrower abandons any of the Property.

         (m) Lender reasonably determines that the condition of the Property has materially deteriorated in value.

         (n) The holder of any lien, security interest or assignment on the Property institutes foreclosure or other proceedings or takes other action for the enforcement of its remedies thereunder.

         (o) The liquidation, termination, dissolution, death, or legal incapacity of Borrower.

         (p) If Borrower is a partnership or joint venture, a default by any general partner or joint venturer under Borrower's partnership agreement or joint venture agreement.

         (q) If Borrower is a corporation, the sale, pledge, encumbrance or assignment of any shares of its stock without the prior written consent of Lender. If Borrower or the owner of the Property (if other than Borrower) is a partnership or joint venture, the sale, pledge, encumbrance or assignment of any of its partnership or joint venture interests or the withdrawal from or admission into it of any general partner or joint venturer without the prior written consent of Lender.

         (r) There is an event of default pursuant to the Ground Lease or the Ground Sublease after notice and expiration of opportunity to cure as provided therein and under circumstances in which the Government is not obligated to honor the Ground Sublease or to enter into a Replacement Lease with Borrower or Introgen Therapeutics, Inc.

Any other provision of this Construction Loan Agreement or any of the Loan Instruments (which term is defined in Section 1.35 below) notwithstanding, Borrower shall not be deemed to be in default in connection with the Loan or any of the Loan Instruments nor shall any Event of Default be deemed to have occurred or to exist, until Lender has first delivered to Borrower notice of default ("Notice of Default") and an opportunity to cure, as follows: (i) with respect to any failure by Borrower to timely pay any monthly payment or the balloon payment described in the Note, Lender shall provide to Borrower Notice of Default and a period of ten (10) days following delivery of such notice within to cure such default, and (ii) with respect to any other event or occurrence which would otherwise constitute an Event of Default, Lender shall deliver to Borrower notice of such default and Borrower shall have a period of thirty (30) days within which to cure such default, provided that if such default is of a nature that it cannot reasonably be cured within such thirty day period, then Borrower shall have a further reasonable period of time to cure such default so long as Borrower is working diligently to effect such cure. However, Lender shall have no obligation to send more than three Notices of Default pursuant to (i) above within any calendar year.

1.17     Financial Statements.

         The term "Financial Statements" shall mean such balance sheets, profit and loss statements, reconciliations of capital and surplus, changes in financial condition, schedules of sources and uses of funds, operating statements with respect to the Property, pro forma schedules of sources and uses of funds for ensuing twelve-month periods, and other financial information of Borrower as shall be required by Lender, from time to time, which statements shall be certified as true and correct by the party submitting such statements or, if required by Lender, shall be certified by an independent certified public accountant.

1.18     Financing Statements.

         The term "Financing Statements" shall mean the Form UCC-1 financing statements perfecting the security interests securing the Loan, to be filed with the appropriate offices for the perfection of a security interest in any of the Property.

1.19     Governmental Authority.

         The term "Governmental Authority" shall mean the United States, the state, the county, the city, or any other political subdivision in which the Property is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Borrower or the Property.

1.20     Governmental Requirements.

         The term "Governmental Requirements" shall mean all laws, ordinances, rules, and regulations of any Governmental Authority applicable to Borrower or the Property.

1.21     Ground Lease.

         The term "Ground Lease" shall mean that certain Enhanced-Use Agreement dated August 25, 1993, by and between the Secretary of Veterans Affairs, an officer of the United States on behalf of the United States Department of Veterans Affairs, as Ground Lessor, and Amelang Partners, Inc., as Ground Lessee, as amended.

1.22     Ground Lessee.

         The term "Ground Lessee" shall mean Amelang Partners, Inc., a Texas corporation.

1.23     Ground Lessor.

         The term "Ground Lessor" shall mean the Secretary of Veterans Affairs, an officer of the United States on behalf of the United States Department of Veterans Affairs.

1.24     Ground Sublease.

         The term "Ground Sublease" or "Ground Sublease Agreement" shall mean that certain Amended and Restated Ground Sublease Agreement dated the 23 day of November, 1998, by and between Amelang Partners, Inc., as Ground Sublessor and Introgen Therapeutics, Inc., as Ground Sublessee, as the same was assigned by Ground Sublessee by Assignment dated November 23, 1998 to Borrower.

1.25     Ground Sublessee.

         The term "Ground Sublessee" shall mean Introgen Therapeutics, Inc. or Borrower, as assignee of the Ground Sublease, as the case may be.

1.26     Ground Sublessor.

         The term "Ground Sublessor" shall mean Amelang Partners, Inc.

1.27     Hazardous Materials.

         The term "Hazardous Materials" shall mean (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.
Section 9601 et seq.), as amended from time to time, and regulations promulgated thereunder; (c) asbestos; (d) polychlorinated biphenyls; (e) underground storage tanks, whether empty, filled or partially filled with any substances (f) any substance the presence of which on the Property is prohibited by any Governmental Requirements; and (g) any other substance which by any Governmental Requirements requires special handling or notification of any federal, state or local governmental entity in its collection, storage, treatment or disposal.

1.28     Hazardous Materials Contamination.

         The term "Hazardous Materials Contamination" shall mean the contamination (whether presently existing or hereafter occurring) of the Improvements, facilities, soil, groundwater, air or other elements on or of the Property by Hazardous Materials, or the contamination of the buildings, facilities, soil, groundwater, air or other elements on or of any other property as a result of Hazardous Materials at any time (whether before or after the date of this Loan Agreement) emanating from the Property. In no event will Borrower's use and storage of Hazardous Materials in connection with its research and business activities constitute "Hazardous Materials Contamination", provided that such storage and use is in compliance with all applicable laws and governmental regulations governing the use and storage of such materials.

1.29     Improvements.

         The term "Improvements" shall mean two buildings with exterior elevations and appearances substantially in accordance with Exhibits "C" and "D" of the Ground Sublease Agreement.

1.30     Inspecting Architects/Engineers.

         The term "Inspecting Architects/Engineers" shall mean such employees, representatives and agents of Lender or third parties, who may, from time to time, conduct inspections of the Property or offer other services related thereto.

1.31     Insurance Policies.

         The term "Insurance Policies" shall mean:

         (a) All-risk builder's risk insurance during the construction of the Improvements, in an amount equal to 100% of the replacement cost of the Improvements, providing all risk coverage on the Improvements and materials stored on the Property and elsewhere, and including the perils of collapse, damage resulting from error in design or faulty workmanship or materials, water damage and, if requested by Lender, flood, earthquake, business interruption and other risks;

         (b) All-risk insurance after the completion of the construction of the Improvements, as determined by Lender, in the amount of at least 100% of the replacement cost of such Improvements or in such additional amounts as Lender may require, providing all-risk coverage on the Improvements, and, if requested by Lender, to include the perils of flood, earthquake, business interruption and other risks;

         (c) Comprehensive General Liability Insurance for owners and contractors, including blanket contractual liability, products and completed operations, personal injury (including employees), independent contractors, explosion, collapse and underground hazards for not less than $5,000,000 arising out of any one occurrence or in any increased amount required by Lender;

         (d) Comprehensive Automobile Liability Insurance for contractors for not less than $500,000 for bodily injury and $100,000 for property damage arising out of any one occurrence or in any increased amount required by Lender;

         (e) Worker's Compensation Insurance for contractors for statutory limits; and

         (f)   Such other insurance as Lender may reasonably require.

         All insurance Policies shall be issued on forms and by companies reasonably satisfactory to Lender and shall be delivered to Lender. All-risk Insurance Policies shall have loss made payable to Lender as mortgagee together with the standard mortgagee rider set forth on Exhibit "D" attached hereto. Comprehensive General Liability, Comprehensive Automobile Liability and Worker's Compensation coverages shall have a provision giving Lender thirty (30) days prior notice of cancellation or material change of the coverage. However, should any provision of the Ground Lease or the Ground Sublease require insurance in addition to or in excess of what is required pursuant to this section, Borrower shall maintain such additional insurance as may be required by the Ground Lease or the Ground Sublease.

1.32     Lender.

         The term "Lender" shall mean Riverway Bank.

1.33     Loan.

         The term "Loan" shall mean the Loan by Lender to Borrower, in an amount set forth in the first paragraph of this Loan Agreement, not to exceed, in the aggregate, the payment of the costs of labor, materials, and services supplied for the construction of the Improvements and all other expenses incident to the acquisition and the construction of the Property, all as specified in the Approved Budget.

1.34     Loan Finance Charge.

         The term "Loan Finance Charge" shall mean the sum of money set forth on Exhibit "B" attached hereto and incorporated herein by reference, to be paid to Lender on the date hereof.

1.35     Loan Instruments.

         The term "Loan Instruments" shall mean this Loan Agreement the Mortgage, the Note, the Assignment of Landlord's Interest in Leases, the Financing Statements and such other instruments evidencing, securing, or pertaining to the Loan as shall, from time to time, be executed and delivered by Borrower or any other party to Lender pursuant to this Loan Agreement, including, without limitation, each Affidavit of Borrower, each Application for Advance, and the Approved Budget.

1.36     Mortgage

         The term "Mortgage" shall mean the Mortgage, Deed of Trust, Trust Deed, or Deed to Secure Debt securing the payment of the Note and the payment and performance of all obligations specified in the Mortgage and this Loan Agreement, and evidencing a valid and enforceable lien and direct assignment of Borrower's subleasehold estate in the Property.

1.37     Note.

         The term "Note" shall mean the Note from Borrower to Lender dated of even date herewith in the amount of and evidencing the Loan.

1.38     Plans.

         The term "Plans" shall mean the final working drawings and specifications for the construction of the Improvements.

1.39     Property.

         The term "Property" shall mean Borrower's subleasehold interest in the real property described in Exhibit "A" attached hereto and incorporated herein by reference, together with the Improvements and all other property constituting the "Mortgaged Property," as described in the Mortgage.

1.40     Survey.

         The term "Survey" shall mean a current certified survey of the Property satisfying the requirements set forth on Exhibit "D" attached hereto and/or a recorded plat or map of the Property, as required by Lender, which such plat or map shall be approved and accepted by all Governmental Authorities having jurisdiction of the Property.

1.41     Subordination, Attornment and Non-Disturbance Agreement.

         The term "Subordination, Attornment and Non-Disturbance Agreement" shall mean that certain agreement by and between Aid Association for Lutherans, a Wisconsin corporation ("Lutherans"), Ground Sublessee and Ground Sublessor, in form and substance acceptable to Lender.

1.42     Title Company.

         The term "Title Company" shall mean Partners Title Company.

1.43     Title Insurance.

         The term "Title Insurance" shall mean a title insurance policy, in the amount of the Loan, insuring that the Mortgage constitutes a valid lien covering the Property having the priority required by Lender and subject only to those exceptions and encumbrances which Lender may approve, issued by the Title Company.

                        ARTICLE 2 - ADVANCES OF THE LOAN

2.1      Commitment of Lender.

         Subject to the conditions hereof, and provided that an Event of Default has not occurred (after notice and expiration of Borrower's opportunity to cure), Lender will make Advances to Borrower in accordance with this Loan Agreement.

2.2      Interest on the Loan.

         Interest on the Loan, at the rate or rates specified in the Note, shall be computed on the unpaid principal balance which exists from time to time and shall be computed with respect to each Advance only from the date of such Advance (as to the portion of each Advance not constituting a portion of Borrower's Deposit).

2.3      Advances.

         Advances for the payment of costs of labor, materials, and services supplied for the construction of the Improvements and the other items shown in the Approved Budget shall be made by Lender, not more frequently than monthly, upon compliance by Borrower with this Loan Agreement, after actual commencement of construction of the Improvements, for work actually done during the preceding period. From time to time, Borrower shall submit an Application for Advance to Lender requesting an Advance for the payment of costs of labor, materials, and services supplied for the construction of the Improvements or for the payment of other costs and expenses incident to the Loan, the acquisition of the Property, or the construction of the Improvements, and specified in the Approved Budget. Lender may require an inspection of and favorable report on the Improvements by the Inspecting Architects/Engineers prior to making any Advance. Each Advance for Payment of costs of construction of the Improvements and the other items shown in the Approved Budget shall be limited to the amounts shown in the Approved Budget and not exceed the aggregate of (a) the costs of labor, materials, and services incorporated into the Improvements in a manner reasonably acceptable to Lender, plus (b) if approved by Lender, the purchase price of all uninstalled materials to be utilized in the construction of the Improvements, title to which has passed to Borrower, stored on the Property or elsewhere with the written consent of, and in a manner acceptable to, Lender, less (c) twenty percent (20%) of the sum of the aforesaid items (a) and (b), less (d) retainage, if any, and less (e) all prior Advances for payment of costs of labor, materials, and services for the construction of the Improvements. Prior to each Advance, Borrower must contribute 20% of the amount of such request with the results being that 80% of all items in the Approved Budget are advanced by Lender and 20% contributed simultaneously by Borrower. Each Application for Advance shall be submitted by Borrower to Lender a reasonable time (but not less than 5 days) prior to the date on which an Advance is desired by Borrower. The final Advance, including all retainage, will not be made until the Lender has received the following: (1) a completion certificate from the Inspecting Architects/Engineers, if any, (2) evidence that all Governmental Requirements have been satisfied, including, but not limited to, delivery to Lender of Certificates of Occupancy permitting the Improvements to be legally occupied, (3) evidence that no mechanic's or materialmen's liens or other encumbrances have been filed and remain in effect against the Property, and (4) final lien releases or waivers by Architect, Contractor, and all subcontractors, materialmen, and other parties who have supplied labor, materials, or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory, or constitutional lien against the Property, and (5) if available under local rules, the Title Insurance shall be endorsed and extended to acknowledge completion of construction of the Improvements without any encroachment and in compliance with all applicable matters of public record and Governmental Requirements, with no additional exception objectionable to Lender. In addition, the Final Advance hereunder shall, at Lender's option, be withheld until thirty (30) days after
(i) the "completion" (as that term is defined in Section 53.106 of the Texas Property Code) of the Improvements and (ii) an affidavit of completion has been filed with the county clerk of the county in which the Property is located in compliance with Section 53.106 of the Texas Property Code.

2.4      Conditions to the First Advance.

         As a condition precedent to the first Advance hereunder, Borrower must
(i) satisfy the conditions required hereby, (ii) execute and deliver to, procure for and deposit with, and pay to Lender and, if appropriate, record in the proper records with all filing and recording fees paid the documents, certificates, and other items that are described in Exhibit "B" attached hereto and incorporated herein by reference, together with such other documents, instruments, and certificates as Lender may reasonably require, and (iii) deliver to Lender an irrevocable unconditional straight letter of credit in the face amount of $1,734,582 in favor of Lender, issued by a bank acceptable to Lender in its sole discretion, with an expiration date of not earlier than 390 days from date hereof. Such credit and any replacements thereof is herein called the "Letter of Credit". If not therefore drawn, the Letter of Credit shall be returned to Borrower at the time the Note is fully advanced provided there is then no Event of Default. Lender may draw on the Letter of Credit at any time an Event of Default exists. The Letter of Credit may be replaced by Borrower from time to time with a new irrevocable unconditional straight letter of credit in favor of Lender issued by a bank acceptable to Lender in its sole discretion in the face amount of $1,734,582, less equity contributions made by Borrower as contemplated by Section 2.3. As a condition precedent to the first Advance for labor, materials, or construction services (whether or not it is the first Advance), Borrower and each original contractor shall have jointly executed and recorded with the county clerk Of the county in which the Property is situated an affidavit of commencement of work, in form and substance approved by Lender, which contains the information required by Section 53.124(c) of the Texas Property Code, provided further that the date of commencement of work specified in such affidavit shall be subsequent to the date of recordation of the Mortgage. Such affidavit shall be executed and recorded after the date the work actually commenced, but not later than the 10th day thereafter.

2.5      Conditions to Subsequent Advances.

         As a condition precedent to each Advance other than the first Advance, in addition to all other requirements herein, Borrower must satisfy the following requirements and, if required by Lender, deliver to Lender evidence of such satisfaction:

         (a) All conditions precedent to the first Advance shall have been satisfied;

         (b) There shall then exist no Event of Default (after giving notice by Lender and expiration of Borrower's opportunity to cure);

         (c) A foundation survey, if required by Lender, shall have been furnished to Lender within ten (10) days after laying of the foundation of the Improvements, showing no encroachment of the Improvements on any boundary line, easement, building setback line, or other restricted area;

         (d) The representations and warranties made in this Loan Agreement shall be true and correct on and as of the date of each Advance with the same effect as if made on that date;

         (e) Borrower will procure and deliver to Lender, if required by Lender, releases or waivers of mechanic's liens and receipted bills showing payment of all parties who have furnished materials or services or performed labor of any kind in connection with the construction of any of the Improvements; and

         (f) The Title Insurance shall be endorsed and extended, if available under the local rules, to cover each Advance with no additional title exceptions objectionable to Lender.

2.6      Reallocation of Approved Budget.

         Lender reserves the right to make Advances which are allocated to any of the designated items in the Approved Budget for such other purposes or in such different proportions as Lender may, in its sole discretion, deem necessary or advisable. Borrower may not reallocate items of cost or change the Approved Budget without the prior written consent of Lender.

2.7      No Waiver.

         No Advance shall constitute a waiver of any condition precedent to the obligation of Lender to make any further Advance or preclude Lender from thereafter declaring the failure of Borrower to satisfy such condition precedent to be an Event of Default.

2.8      Conditions Precedent for the Benefit of Lender.

         All conditions precedent to the obligation of Lender to make any Advance are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any Advance in the absence of strict compliance with such conditions precedent. All requirements of this Loan Agreement may be waived by Lender, in whole or in part, at any time.

2.9      Subordination.

         Lender shall not be obligated to make, nor shall Borrower be entitled to, any Advance until such time as Lender shall have received, to the extent requested by Lender, subordination agreements from Architect, Contractor, and all other persons furnishing labor, materials, or services for the design or construction of the Improvements, subordinating to the lien of the Mortgage any lien, claim, or charge they may have against Borrower or the Property.

             ARTICLE 3 - REPRESENTATIONS AND WARRANTIES OF BORROWER

3.1      Financial Statements.

         The Financial Statements are true, correct, and complete as of the dates specified therein and fully and accurately present the financial condition of Borrower as of the dates specified. No material adverse change has occurred in the financial condition of Borrower since the dates of the Financial Statements.

3.2      Suits, Actions, Etc.

         There are no material actions, suits, or proceedings pending or, to the knowledge of Borrower, threatened, in any court or before or by any Governmental Authority against or affecting Borrower or the Property, or involving the validity, enforceability, or priority of any of the other Loan Instruments, at law or in equity. The consummation of the transactions contemplated hereby, and the performance of any of the terms and conditions hereof and of the other Loan Instruments, will not result in a breach of, or constitute a default in, any mortgage, deed of trust, lease, promissory note, loan agreement, credit agreement, partnership agreement, or other agreement to which Borrower is a party or by which Borrower may be bound or affected. Borrower is not in default of any order of any court or any requirement of any Governmental Authority.

3.3      Valid and Binding Obligation.

         All of the Loan Instruments, and all other documents referred to herein to which Borrower is a party, upon execution and delivery will constitute valid and binding obligations of Borrower, enforceable in accordance with their terms except as limited by Debtor Relief Laws.

3.4      Title to the Property.

         Borrower holds full leasehold title to the Property, subject only to title exceptions set forth in the Title Insurance.

3.5      Commencement of Construction.

         Prior to the recordation of the Mortgage, no work of any kind (including the destruction or removal of any existing improvements, site work, clearing, grading, grubbing, draining, or fencing of the Property) shall have commenced or shall have been performed on the Property, no equipment or material shall have been delivered to or upon the Property for any purpose whatsoever. Further, no affidavit of commencement showing a commencement date prior to the recordation of the Mortgage shall be filed in the records of the County in which the Property is located.

3.6      Disclosure.

         To the best of Borrower's knowledge, there is no fact that Borrower has not disclosed to Lender in writing that could materially adversely affect the property, business or financial condition of Borrower or the Property.

3.7      Compliance with Environmental Requirements; No Hazardous Materials.

         (a) To the best of Borrower's knowledge, except as otherwise provided herein, no Hazardous Materials are located on the Property or have been released into the environment, or deposited, discharged, placed or disposed of at, on, under or near the Property. To the best of Borrower's knowledge, except as otherwise provided herein, no portion of the Property is being used or, to the knowledge of Borrower, has been used at any previous time for the disposal, storage, treatment, processing or other handling of Hazardous Materials nor is the Property affected by any Hazardous Materials Contamination.

         (b) To the best of Borrower's knowledge, no polychlorinated biphenyls are located on or in the Property, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils, or any other device or form.

         (c) To the best of Borrower's knowledge, no investigation, administrative order, consent order and agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination is proposed, threatened, anticipated or in existence with respect to the Property. To the best of Borrower's knowledge, the Property and its existing and prior uses comply and at all times have complied with any applicable Governmental Requirements relating to environmental matters or Hazardous Materials. To the best of Borrower's knowledge, there is no condition on the Property which is in violation of any applicable Governmental Requirements relating to Hazardous Materials, and Borrower has received no communication from or on behalf of any Governmental Authority that any such condition exists. The Property is not currently on and, to Borrower's knowledge after diligent investigation and inquiry, has never been on any federal or state "Superfund" or "Superlien" list.

         (d) All representations and warranties contained in this Section shall survive the consummation of the transactions contemplated in this Loan Agreement.

         Any other provision of this Loan Agreement or the Loan Instruments notwithstanding, Borrower's lawful use and storage of Hazardous Materials in connection with its research and business activities at the Property shall not constitute a default under any of the Loan Instruments.

3.8      System Compliance.

         The storm and sanitary sewer system, water system, all mechanical systems of the Property and other parts of the Improvements do (or when constructed will) comply with all applicable environmental, pollution control and ecological laws, ordinances, rules and regulations, and all Governmental Authorities having jurisdiction of the Property have or will have issued all necessary permits, licenses or other authorizations for the construction, occupancy, operation, and use of the Improvements (specifically including the named systems).

3.9      Submittals.

         The Loan Instruments and all Financial Statements, Plans, budgets, schedules, opinions, certificates, confirmations, Contractor's statements, applications, rent rolls, affidavits, agreements, Construction Contract, Architectural Contract and other materials submitted to the Lender in connection with or in furtherance of the Loan Instruments by or on behalf of the Borrower fully and fairly state the matters with which they purport to deal, and do not misstate any material fact.

3.10     Utility Availability.

         Subject only to payment of fees to be paid from the Approved Budget, all utility and municipal services required for the construction, occupancy and operation of the Improvements, including, but not limited to, water supply, storm and sanitary sewer systems, gas, electric and telephone facilities, are or will be available for use and tap-on at the boundaries of the Property and will be available in sufficient amounts for the normal and intended use of the

Improvements, and written permission has been or will be obtained from the applicable utility companies or municipalities to connect the Improvements into each of said services.

3.11     Inducement to Lender.

         The representations and warranties contained in the Loan Instruments are made by Borrower as an inducement to Lender to make the Loan and Borrower understands that Lender is relying on such representations and warranties and that such representations and warranties shall survive any (a) bankruptcy proceedings involving Borrower or the Property, or (b) foreclosure of the Mortgage or (c) conveyance of title to the Property in lieu of foreclosure of the Mortgage. Acceptance of each Advance constitutes reaffirmation, as of the date of such acceptance, of the representations and warranties of Borrower in the Loan Instruments, on which Lender shall rely in making such Advance.

3.12     Year 2000.

         Borrower represents and warrants to Lender the following:

         a. all software, hardware and critical systems used by Borrower and its subsidiaries, if any, in the conduct of Borrower's and such subsidiaries' business ("Borrower's Computer Items") will record, store, process and present calendar dates falling on or after January 1, 2000, and all information pertaining to such dates correctly;

         b. Borrower's Computer Items will have all appropriate capability and compatibility for handling century-aware or year 2000 compliant data; and

         c. the data related user interface functions, data fields and data related program instructions and functions of Borrower's Computer Items will include the indication of the century.

                ARTICLE 4 - COVENANTS AND AGREEMENTS OF BORROWER

         Borrower hereby covenants and agrees as follows:

4.1      Compliance With Governmental Requirements.

         Borrower shall timely comply with all Governmental Requirements and deliver to Lender evidence thereof. Borrower assumes full responsibility for the compliance of the Plans and the Property with all Governmental Requirements and with sound building and engineering practices, and, notwithstanding any approvals by Lender, Lender shall have no obligation or responsibility whatsoever for the Plans or any other matter incident to the Property or the construction of the Improvements. Immediately upon Borrower's receipt of any notice from a Governmental Authority of noncompliance with any Governmental Requirements, Borrower shall provide Lender with written notice thereof.

4.2      Construction Contract.

         Borrower shall become party to no contract, including the Construction Contract, for the performance of any work on the Property or for the supplying of any labor, materials, or services for the construction of the Improvements except upon such terms and with such parties as shall be approved in writing by Lender. The Construction Contract shall provide that all liens of the Contractor are subordinate to the Mortgage and that the Contractor waives any right to remove removable improvements and shall require all subcontracts and purchase orders to contain a provision subordinating the subcontractors' and materialmen's liens to the Mortgage and waiving any right to remove removable improvements. The Construction Contract shall also provide that no change order of a material amount shall be effective without the prior written approval of Lender. No approval by Lender of any Construction Contract or change order shall make Lender responsible for the adequacy, form, or content of such Construction Contract or change order.

4.3      Construction of the Improvements.

         Borrower shall commence construction of the Improvements within thirty
(30) days from the date hereof, and the construction of the Improvements shall be prosecuted with diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable Governmental Requirements, the Plans and the requirements of any lessee, if applicable. Borrower shall not permit cessation of work for a period in excess of 15 days without the prior written consent of Lender and shall complete construction of the Improvements on or before the Completion Date (unless such cessation or failure to timely complete the Improvements is due to weather, shortages or unavailability of labor or materials, non-performance by the Contractor, or Architect, or other causes beyond Borrower's control), free and clear of all liens (except those as to which Borrower has furnished a bond or other security acceptable to Lender and otherwise complied with the requirements of Section 4.22).

4.4      Correction of Defects.

         Borrower shall correct or cause to be corrected (a) any material defect in the Improvements, (b) any material departure in the construction of the Improvements from the Plans, Governmental Requirements, or the requirements of any lessee, if applicable, or (c) any encroachment by any part of the Improvements, or any structure located on the Property, on any easement, property line, or restricted area, or any encroachment by any such structure on any building line.

4.5      Storage of Materials.

         Borrower shall cause all materials supplied for, or intended to be utilized in, the construction of the Improvements, but not affixed to or incorporated into the Improvements or the Property, to be stored on the Property or at such other location as may be approved by Lender in writing, with adequate safeguards, as required by Lender, to prevent loss, theft, damage, or commingling with other materials or projects.

4.6      Inspection of the Property.

         Borrower shall permit Lender, any Governmental Authority, and their agents and representatives, to enter upon the Property and any location where materials intended to be utilized in the construction of the Improvements are stored, for the purpose of inspection of the Property and such materials at all reasonable times.

4.7      Notices by Governmental Authority, Casualty, Condemnation.

         Borrower shall timely comply with and promptly furnish to Lender true and complete copies of any notice or claim by any Governmental Authority pertaining to the Property. Borrower shall promptly notify Lender of any fire or other casualty or any notice of taking or eminent domain action or proceeding affecting the Property, or the threat of any such action or proceeding of which Borrower becomes aware.

4.8      Special Account.

         Borrower shall maintain a special account with Lender, into which all Advances (but no other funds), and excluding direct disbursements made by Lender pursuant to Section 4.11 hereof, shall be deposited by Borrower, and against which checks shall be drawn only for the payment of (a) costs of labor, materials, and services supplied for the construction of the Improvements specified in the Approved Budget, and (b) other costs and expenses incident to the Loan, the Property, and the construction of the Improvements specified in the Approved Budget. Such account will be a custodial account segregated from all other funds of Lender. Lender will hold such funds as a fiduciary for the benefit of Borrower. Borrower shall have the right to direct investments of such funds.

4.9      Application of Advances.

         Borrower shall disburse all Advances for payment of costs and expenses specified in the Approved Budget, and for no other purpose.

4.10     Borrower's Deposit.

         If Lender reasonably determines at any time that the sum of the unadvanced portion of the Loan, and the amount of the Borrower's equity contribution specified in Section 2.4 (or letter of credit), will be insufficient for payment in full of (a) costs of labor, materials, and services required for the construction of the Improvements, (b) other costs and expenses specified in the Approved Budget, and (c) other costs and expenses required to be paid in connection with the construction of the Improvements in accordance with the Plans, any Governmental Requirements or the requirements of any lessee, if applicable, then Borrower shall, on request of Lender, make the Borrower's Deposit with Lender. Lender shall hold the Borrower's Deposit in a custodial account segregated from all other funds of Lender. Lender shall hold such funds as a fiduciary for the benefit of Borrower. Borrower shall have the right to direct investments of such account. Lender may advance all or a portion of the Borrower's Deposit prior to any portion of the Loan proceeds. Borrower shall promptly notify Lender in writing if and when the cost of the construction of the Improvements exceeds, or appears likely to exceed, the amount of the unadvanced portion of the Loan and the unadvanced portion of the Borrower's Deposit. The above notwithstanding, no Borrower's deposit will be required before Lender has made the first Advanced Funds under the Loan.

4.11     Direct Disbursement and Application by Lender.

         Lender shall have the right, but not the obligation, to disburse and directly apply the proceeds of any Advance to the satisfaction of any of Borrower's obligations hereunder or under any of the other Loan Instruments, including, without limitation, payments to the Ground Sublessee to cure default or potential default under the Ground Sublease. Any Advance by Lender for such purpose, except Borrower's Deposit, shall be part of the Loan and shall be secured by the Loan Instruments. Borrower hereby authorizes Lender to hold, use, disburse, and apply the Loan and the Borrower's Deposit for payment of costs of construction of the Improvements, expenses incident to the Loan and the Property, and the payment or performance of any obligation of Borrower hereunder or under any of the other Loan Instruments. Borrower hereby assigns and pledges the proceeds of the Loan and the Borrower's Deposit to Lender for such purposes. Lender may advance and incur such expenses as Lender deems necessary for the completion of construction of the Improvements and to preserve the Property and any other security for the Loan, and such expenses, even though in excess of the amount of the Loan, shall be secured by the Loan Instruments and payable to Lender. Lender may disburse any portion of any Advance at any time, and from time to time, to persons other than Borrower for the purposes specified in this
Section 4.11 irrespective of the provisions of Section 2.3 hereof, and the amount of Advances to which Borrower shall thereafter be entitled shall be correspondingly reduced.

4.12     Costs and Expenses.

         Borrower shall pay when due all costs and expenses required by this Loan Agreement, including, without limitation, (a) all taxes and assessments applicable to the Property, (b) all fees for filing or recording the Loan Instruments, (c) all fees and commissions lawfully due to brokers, salesmen, and agents in connection with the Loan or the Property, (d) all fees and expenses of counsel to Lender, (e) all title insurance and title examination charges, including premiums for the Title Insurance, (f) all survey costs and expenses, including the cost of the Survey, (g) all premiums for the Insurance Policies, and (h) all other costs and expenses payable to third parties incurred by Lender in connection with the consummation of the transactions contemplated by this Loan Agreement. Lender has not engaged and is not obligated to pay any brokerage commissions or finder's fee in connection with the Loan.

4.13     Additional Documents.

         Borrower shall execute and deliver to Lender, from time to time as requested by Lender, such other documents as shall reasonably be necessary to provide the rights and remedies to Lender granted or provided for by the Loan Instruments.

4.14     Inspection of Books and Records.

         Borrower shall permit Lender, at all reasonable times, to examine and copy the books and records of Borrower pertaining to the Loan and the Property, and all contracts, statements, invoices, bills, and claims for labor, materials, and services supplied for the construction of the Improvements.

4.15     No Liability of Lender.

         Lender shall have no liability, obligation, or responsibility whatsoever with respect to the construction of the Improvements except to advance the Loan and the Borrower's Deposit pursuant to this Loan Agreement. Lender shall not be obligated to inspect the Property or the construction of the Improvements, nor be liable or responsible for any defect in the Property or the Improvements by reason of inspecting same, nor be liable for the performance or default of Borrower, Architect, the Inspecting Architects/Engineers, Contractor, or any other party, or for any failure to construct, complete, protect, or insure the Improvements, or for the payment of costs of labor, materials, or services supplied for the construction of the Improvements, or for the performance of any obligation of Borrower whatsoever. Nothing, including without limitation any Advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Lender.

4.16     No Conditional Sale Contracts, Etc.

         No materials, equipment, or fixtures shall be supplied, purchased, or installed for the construction or operation of the Improvements or the Mortgaged Property (as defined in the Mortgage) pursuant to security agreements, conditional sale contracts, lease agreements, or other arrangements or understandings whereby a security interest or title is retained by any party or the right is reserved or accrues to any party to remove or repossess any of the Improvements or the Mortgaged Property (as defined in the Mortgage).

4.17     Defense of Actions.

         Lender may (but shall not be obligated to) commence, appear in, or defend any action or proceeding purporting to affect the Loan, the Property, or the respective rights and obligations of Lender and Borrower pursuant to this loan Agreement. Lender may (but shall not be obligated to) pay all necessary expenses, including attorneys' fees and expenses incurred in connection with such proceedings or actions, which Borrower agrees to repay to Lender on demand.

4.18     Assignment of Construction Contract.

         As additional security for the payment of the Loan, Borrower hereby transfers and assigns to Lender all of Borrower's rights and interest, but not its obligations, in, under, and to the Construction Contract, upon the following terms and conditions:

         (a) Borrower represents and warrants that the copy of any Construction Contract it has furnished to Lender is a true and complete copy thereof and that Borrower's interest therein is not subject to any claim, set off, or encumbrance.

         (b) Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligation under the Construction Contract, and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under the Construction Contract. Borrower indemnifies and holds Lender harmless against and from any loss, cost, liability, or expense (including, but not limited to, attorneys' fees and expenses) resulting from any failure of Borrower to so perform.

         (c) Lender shall have the right at any time, after giving notice of default and expiration of Borrower's right to cure the default (but shall have no obligation), to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under the Construction Contract or to protect the rights of Borrower or Lender thereunder. Lender shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and Borrower agrees to hold Lender free and harmless against and from any loss, cost, liability or expense (including, but not limited to, attorneys' fees and expenses) incurred in connection with any such action.

         (d) Borrower hereby irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact, in Borrower's name or in Lender's name, to enforce all rights of Borrower under the Construction Contract.

         (e) Prior to an Event of Default, Borrower shall have the right to exercise its rights as Owner under the Construction Contract, provided that Borrower shall not cancel or amend the Construction Contract or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Lender.

         (f) This assignment shall inure to the benefit of Lender, its successors and assigns, including any purchaser upon foreclosure of the Mortgage, any receiver in possession of the Property, and any corporation formed by or on behalf of Lender which assumes Lender's rights and obligations under this Loan Agreement.

4.19     Assignment of Plans.

         As additional security for the payment of the Loan, Borrower hereby transfers and assigns to Lender all of Borrower's right, title, and interest in and to the Architectural Contract and Plans and hereby represents and warrants to and agrees with Lender as follows:

         (a) The schedule of the Plans delivered to Lender is a complete and accurate description of the Plans.

         (b) The Plans are complete and adequate for the construction of the Improvements and there have been no modifications thereof except as described in such schedule. The Plans shall not be modified without the prior written consent of Lender.

         (c) Lender may use the Plans for any purpose relating to the Improvements, including but not limited to inspections of construction and the completion of the Improvements.

         (d) Lender's acceptance of this assignment shall not constitute approval of the Plans by Lender. Lender has no liability or obligation whatsoever in connection with the Plans and no responsibility for the adequacy thereof or for the construction of the Improvements contemplated by the Plans. Lender has no duty to inspect the Improvements, and, if Lender should inspect the Improvements, Lender shall have no liability or obligation to Borrower arising out of such inspection. No such inspection nor any failure by Lender to make objections after any such inspection shall constitute a representation by Lender that the

               Improvements are in accordance with the Plans or constitute a waiver of Lender's right thereafter to insist that the Improvements be constructed in accordance with the Plans.

         (e) This assignment shall inure to the benefit of Lender, its successors and assigns, including any purchaser upon foreclosure of the Mortgage, any receiver in possession of the Property, and any corporation formed by or on behalf of Lender which assumes Lender's rights and obligations under this Loan Agreement.

4.20     Prohibition on Assignment of Borrower's Interest.

         Borrower shall not assign or encumber any interest of Borrower hereunder without the prior written consent of Lender.

4.21     Payment of Claims.

         Borrower shall promptly pay or cause to be paid when due all costs and expenses incurred in connection with the Property and the construction of the Improvements, and Borrower shall keep the Property free and clear of any lien, charge, or claim other than the encumbrances of the Mortgage and other liens approved in writing by Lender. Notwithstanding anything to the contrary contained in this Loan Agreement, Borrower (a) may contest the validity or amount of any claim of any contractor, consultant, architect, or other person providing labor, materials, or services with respect to the Property, (b) may contest any tax or special assessments levied by any Governmental Authority, and
(c) may contest the enforcement of or compliance with any Governmental Requirements, and such contest on the part of Borrower shall not be a default hereunder and shall not release Lender from its obligations to make Advances hereunder; provided, however, that during the pendency of any such contest Borrower shall furnish to Lender and Title Company an indemnity bond with corporate surety satisfactory to Lender and Title Company or other security reasonably acceptable to them in an amount equal to the amount being contested plus a reasonable additional sum to cover possible costs, interest, and penalties, and provided further that Borrower shall pay any amount adjudged by a court of competent jurisdiction to be due, with all costs, interest, and penalties thereon, before such judgment becomes a lien on the Property.

4.22     Restrictions and Annexation.

         Borrower shall not impose any restrictive covenants, easements or other encumbrances upon the Property, execute or file any subdivision plat affecting the Property, or consent to the annexation of the Property to any city without the prior written consent of Lender.

4.23     Advertising by Lender.

         Borrower agrees that, during the term of the Loan, Lender may erect and maintain on the Property one or more reasonable and typical advertising signs indicating that the construction financing for the Property has been provided by Lender; provided that such signs are not objectionable to the Ground Lessor or the Ground Sublessor.

4.24     Current Financial Statements.

         Borrower shall, (1) on or before the forty-fifth (45th) day after the end of each calendar quarter after completion of the Improvements, deliver to Lender current financial statements itemizing the income and expenses of the Property for the immediately preceding quarter, (2) on or before the ninetieth
(90th) day after the end of each fiscal year, deliver or cause to be delivered to Lender then current Financial Statements of Borrower, and (3) from time to time, as Lender may reasonably request, deliver to Lender additional Financial Statements of Borrower.

4.25     Tax Receipts.

         Subject to the provisions of Section 4.22 hereof, Borrower shall furnish Lender with receipts or tax statements marked "Paid" to evidence the payment of all taxes levied on the Property on or before 30 days prior to the date such taxes become delinquent.

4.26     Loan Participations.

         Borrower acknowledges and agrees that Lender may, from time to time, sell or offer for sale participation interests in the Loan and the Loan Instruments to one or more participants. Borrower authorizes Lender to disseminate any information it has pertaining to the Loan, including, without limitation, complete and current credit information of Borrower or any of its principals to any participant or prospective participant in the Loan.

4.27     Notice of Litigation, Claims, and Financial Change.

         Borrower shall promptly inform Lender of (a) any litigation against Borrower or affecting the Property, which, if determined adversely, might have a material adverse effect upon the financial condition of Borrower or upon the Property, or might cause an Event of Default, (b) any claim or controversy which might become the subject of such litigation, and (c) any material adverse change in the financial condition of Borrower. For purposes hereof, a material adverse change shall be deemed to have occurred when (1) there has been a decline of fifteen percent (15%) or more in the tangible net worth of Borrower as shown on the Financial Statements delivered to Lender in connection with the Loan or
(2) actual sources and uses of funds for any twelve-month period adversely vary by fifteen percent (15%) or more with the pro forma sources and uses of funds statement submitted for such period.

4.28     No Occupancy Contrary to Builder's Risk Policy.

         The Improvements shall not be occupied until Borrower has obtained and furnished to Lender a "permission to occupy" endorsement to the builder's risk insurance policy, which endorsement is satisfactory to Lender, or Borrower has obtained replacement coverage in the form of an all-risk insurance policy upon the completed Improvements, which policy will not be impaired by the occupancy of the Improvements and is satisfactory to Lender.

4.29     Hold Harmless.

         Borrower shall defend, at its own cost and expense, and hold Lender harmless from, any proceeding or claim in any way relating to the Property or the Loan Instruments. All costs and expenses incurred by Lender in protecting its interests hereunder, including all court costs and attorneys' fees and expenses, shall be borne by Borrower. The provisions of this Section shall survive the payment in full of the Loan and all other indebtedness secured by the Mortgage and the release of the Mortgage as to events occurring and causes of action arising before such payment and release.

4.30     Hazardous Materials; Indemnification.

         (a) Borrower agrees to (i) give notice to Lender immediately upon Borrower's acquiring knowledge of any Hazardous Materials Contamination with a full description thereof; (ii) promptly, at Borrower's sole cost and expense, comply with any Governmental Requirements requiring the use, storage, removal, treatment or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide Lender with satisfactory evidence of such compliance; and (iii) provide the Lender, within thirty (30) days after demand by Lender, with a bond, letter of credit or similar financial assurance evidencing to Lender's satisfaction that the necessary funds are available to pay the cost of removing, treating and disposing of any Hazardous Materials Contamination and discharging any assessments which may be established on the Property as a result thereof.

         (b) Borrower shall not cause or suffer any liens to be recorded against the Property as a consequence of, or in any way related to, the presence, remediation or disposal of Hazardous Material in or about the Property, including any state, federal or local so-called "Superfund" lien relating to such matters.

         (c) Borrower shall at all times retain any and all liabilities arising from the presence, handling, treatment, storage, transportation, removal or disposal of Hazardous Materials on the Property. Regardless of whether any Event of Default shall have occurred and be continuing or any remedies in respect of the Property are exercised by Lender, Borrower shall defend, indemnify and hold harmless Lender from and against any and all liabilities (including strict liability), suits, actions, claims, demands, penalties, damages (including, without limitation, lost profits, consequential damages, interest, penalties, fines and monetary sanctions), losses, costs or expenses (including, without limitation, attorneys' fees and expenses, and remedial costs) (the foregoing are hereinafter collectively referred to as "Liabilities") which may now or in the future (whether before or after the culmination of the transactions contemplated by this Loan Agreement) incurred or suffered by Lender by reason of, resulting from, in connection with, or arising in any manner whatsoever out of the breach of any warranty or covenant or the inaccuracy of any representation of Borrower contained or referred to in this Section or Section 3.7 of this Loan Agreement or which may be asserted as a direct or indirect result of the presence on or under, or escape, seepage, leakage, spillage, discharge, emission, or release from the Property of any Hazardous Materials or any Hazardous Materials Contamination or arise out of or result from the environmental condition of the Property or the applicability of any Governmental Requirements relating to Hazardous Materials, whether or not occasioned wholly or in part by any condition, accident or event caused by any act or omission of Lender.

               Such Liabilities shall include, without limitation; (i) injury or death to any person; (ii) damage to or loss of the use of any property; (iii) the cost of any demolition and rebuilding of the Improvements, repair or remediation and the preparation of any activity required by any Governmental Authority; (iv) any lawsuit brought or threatened, good faith settlement reached, or governmental order relating to the presence, disposal, release or threatened release of any Hazardous Material on, from or under the Property; and (v) the imposition of any lien on the Property arising from the activity of Borrower or Borrower's predecessors in interest on the Property or from the existence of Hazardous Materials or Hazardous Materials Contamination upon the Property.

               The covenants and agreements contained in this Section shall survive the consummation of the transactions contemplated by this Loan Agreement.

         Notwithstanding anything contained in this Loan Agreement, the Note, the Mortgage or in any of the Loan Instruments, the Borrower shall not be released of corporate liability and shall have corporate liability for any and all of Lender's costs, expenses, damages or liabilities (including, without limitation, all reasonable attorneys' fees, whether incurred by Lender prior to or following foreclosure of the Mortgage and whether Lender shall be in the status of a lienholder or an owner of the Property following foreclosure) directly or indirectly arising out of or attributable to the use, generation, manufacture, storage, release, threatened release, discharge, disposal, or presence on, under, to, from or about the Property of any Hazardous Materials.

4.31     Disclaimer of Loan Extension.

         Borrower acknowledges and agrees that Lender has not made any commitments, either express or implied, to extend the term of the Loan past its stated maturity date.

4.32     Evidence of Year 2000 Compliance.

         Within thirty (30) days of any request therefor by Lender, Borrower will deliver to Lender a statement from a person reasonably acceptable to Lender to the effect that Borrower's Computer Items comply with the representations contained in Section 3.12 hereof.

                   ARTICLE 5 - RIGHTS AND REMEDIES OF LENDER

5.1      Rights of Lender.

         Upon the occurrence of an Event of Default, after Lender has given the requisite notice and opportunity to cure as provided herein and if Borrower has failed to cure the default, Lender shall have the right, in addition to any other right or remedy of Lender, but not the obligation, in its own name or in the name of Borrower, to enter into possession of the Property; to perform all work necessary to complete the construction of the Improvements substantially in accordance with the Plans, Governmental Requirements and the requirements of any lessee, if applicable; and to employ watchmen and other safeguards to protect the Property. Borrower hereby appoints Lender as the attorney-in-fact of Borrower, with full power of substitution, and in the name of Borrower, if Lender elects to do so, upon the occurrence of an Event of Default, to (a) use such sums as necessary, including any proceeds of the Loan and the Borrower's Deposit, make such changes or corrections in the Plans, and employ such architects, engineers, and contractors as may be required for the purpose of completing the construction of the Improvements substantially in accordance with the Plans and Governmental Requirements, (b) execute all applications and certificate in the name of Borrower which may be required for completion of construction of the Improvements, (c) endorse the name of Borrower on any checks or drafts representing proceeds of the Insurance Policies, or other checks or instruments payable to Borrower with respect to the Property, (d) do every act with respect to the construction of the Improvements which Borrower may do, and
(e) prosecute or defend any action or proceeding incident to the Property. The power of attorney granted hereby is a power coupled with an interest and irrevocable. Lender shall have no obligation to undertake any of the foregoing actions, and, if Lender should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender.

5.2      Acceleration.

         Upon the occurrence of an Event of Default, after Lender has given the requisite notice and opportunity to cure as provided herein and if Borrower has failed to cure the default, Lender may, at its option, declare the Loan immediately due and payable (unless further notice is required by applicable law).

5.3      Cessation of Advances.

         Upon the occurrence of an Event of Default, after Lender has given the requisite notice and opportunity to cure as provided herein and if Borrower has failed to cure the default, the obligation of Lender to disburse the Loan and the Borrower's Deposit and all other obligations of Lender hereunder shall, at Lender's option, immediately terminate.

5.4      Funds of Lender.

         Any funds of Lender used for any purpose referred to in this Article 5 shall constitute Advances secured by the Loan Instruments and shall bear interest at the rate specified in the Note to be applicable after default thereunder.

5.5      No Waiver or Exhaustion.

         No waiver by Lender of any of its rights or remedies hereunder, in the other Loan Instruments, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of

Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

                    ARTICLE 6 - GENERAL TERMS AND CONDITIONS

6.1      Notices.

         All notices, demands, requests, approvals and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when presented personally or deposited in a regularly maintained mail receptacle of the United States Postal Service, postage prepaid, registered, or certified, return receipt requested, addressed to Borrower or Lender, as the case may be, at the respective addresses set forth on the first page of this Loan Agreement, or such other address as Borrower or Lender may from time to time designate by written notice to the other as herein required.

6.2      Entire Agreement and Modifications.

         The Loan Instruments constitute the entire understanding and agreement between the undersigned with respect to the transactions arising in connection with the Loan and supersede all prior written or oral understandings and agreements between the undersigned in connection therewith. No provision of this Loan Agreement or the other Security Instruments may be modified, waived, or terminated except by instrument in writing executed by the party against whom a modification, waiver, or termination is sought to be enforced.

6.3      Severability.

         In case any of the provisions of this Loan Agreement shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Loan Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

6.4      Election of Remedies.

         Lender shall have all of the rights and remedies granted in the Security Instruments and available at law or in equity, and these same rights and remedies shall be cumulative and may be pursued separately, successively, or concurrently against Borrower or any property covered under the Security Instruments, at the sole discretion of Lender. The exercise or failure to exercise any of the same shall not constitute a waiver or release thereof or of any other right or remedy, and the same shall be nonexclusive.

6.5      Form and Substance.

         All documents, certificates, insurance policies, evidence, and other items required under this Loan Agreement to be executed and/or delivered to Lender shall be in form and substance satisfactory to Lender.

6.6      Limitation on Interest.

         All agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any indebtedness governed hereby or otherwise, shall the interest contracted for, charged or received by Lender exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum lawful amount, the interest payable to Lender shall be reduced to the maximum amount permitted under applicable law; and, if from any circumstance the Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Loan and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Loan such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal of the Loan (including the period of any renewal or extension thereof) so that interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the Borrower and Lender.

6.7      No Third Party Beneficiary.

         This Loan Agreement is for the sole benefit of Lender and Borrower and is not the benefit of any third party.

6.9      Borrower In Control.

         In no event shall Lender's rights and interests under the Loan Instruments be construed to give Lender the right to, or be deemed to indicate that Lender is in control of the business, management or properties of Borrower or has power over the daily management functions and operating decisions made by Borrower.

6.9      Number and Gender.

         Whenever used herein, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, obligations, and warranties of Borrower in this Loan Agreement shall be joint and several obligations of Borrower and of each Borrower if more than one.

6.10     Captions.

         The captions, headings, and arrangements used in this Loan Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

6.11     Applicable Law.

         This Loan Agreement and the Loan Instruments shall be governed by and construed in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions within such State.

6.12     Statutory Notice.

         IN ACCORDANCE WITH SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, LENDER HEREBY NOTIFIES BORROWER THAT:

         (a) A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY'S AUTHORIZED REPRESENTATIVE.

         (b) THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO SUBSECTION (a) OF THIS SECTION SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT.

         (c) THE LOAN INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

           THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED AND DELIVERED on the date first recited.

                                        "LENDER"

                                        RIVERWAY BANK


                                        By:    /s/ GLEN R. BELL
                                            -------------------------------
                                        Name:      Glen R. Bell
                                             ------------------------------
                                        Title:     Vice-President
                                              -----------------------------


                                        "BORROWER"


                                        TMX REALTY CORPORATION,
                                        a Delaware corporation


                                        By:   /s/ JAMES W. ALBRECHT, JR.
                                            -------------------------------
                                        Name:     James W. Albrecht, Jr.
                                             ------------------------------
                                        Title:    Chief Financial Officer
                                              -----------------------------

                                   EXHIBIT A

Being a tract or parcel containing 2.619 acres (114,086 square feet) of land situated in the D W C Harris Survey, Abstract Number 325, Harris County, Texas, and being part of and out of that certain called 118.831 acres, described in deed to the United States of America, as recorded in Volume 1297, Page 87, Deed Records of Harris County, Texas, said 2.619 acre tract being more particularly described as follows (all bearings and coordinates are based on the Texas State Plane Coordinate System; South Central Zone; all distances and coordinates are surface and may be converted to grid by multiplying by a combined scale factor of 0.9998632):

COMMENCING at a 5/8-inch iron rod with plastic cap set marking the intersection of the south right-of-way (ROW) line of Holcombe Boulevard with the west ROW line of Almeda Road, and having surface coordinates of X=3,147,967.40, Y=698,487.10, thence:

     South 14 degrees 53'21" West, with said west ROW line, a distance of 206.00 feet to a set 5/8-inch iron rod with plastic cap;

     North 75 degrees 06'39" West, a distance of 329.30 feet to a 5/8-inch iron rod with plastic cap set marking the POINT OF BEGINNING and northeast corner of the herein described tract;

THENCE, SOUTH 14 degrees 53'21" West, a distance of 330.70 feet to a 5/8-inch iron rod with plastic cap set marking the southeast corner of the herein described tract;

THENCE, NORTH 75 degrees 06'39" West, a distance of 432.78 feet to a 5/8-inch iron rod with plastic cap set marking the southwest corner of the herein described tract;

THENCE, NORTH 41 degrees 44'27" East, a distance of 334.23 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, NORTHEASTERLY, with a curve to the left having a radius of 760.00 feet, a central angle of 03 degrees 35'59", an arc length of 47.75 feet, and a chord which bears North 39 degrees 56'28" East, 47.74 feet to an "X" in concrete set marking the most northwesterly corner of the herein described tract;

THENCE, SOUTHEASTERLY, with a non-tangent curve to the left having a radius of
87.50 feet, an arc length of 93.13 feet, a central angle of 60 degrees 59'01", and a chord which bears South 58 degrees 25'28" East, 88.80 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 88 degrees 54'58" East, a distance of 27.76 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, EASTERLY, with a curve to the right having a radius of 281.50 feet, an arc length of 67.83 feet, a central angle of 13 degrees 48'19", and a chord which bears South 82 degrees 00'48" East, 67.66 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 75 degrees 06'39" East, a distance of 82.41 feet to the POINT OF BEGINNING and containing 2.619 acres (114,086 square feet) of land (this description is based on a Land Title Survey and plat prepared by Terra Surveying Company, Inc. Project Number 0163-9801-S).

                                   EXHIBIT "B"

                    ATTACHED TO AND INCORPORATED BY REFERENCE
                   IN LOAN AGREEMENT DATED NOVEMBER 23, 1998,
                        BETWEEN RIVERWAY BANK, AS LENDER
                     AND TMX REALTY CORPORATION, AS BORROWER

    1.  The Loan Finance Charge in the amount of $120,000 in cash;

    2.  The Note;

    3.  The Mortgage;

    4.  The Assignment of Landlord's Interest in Leases;

    5.  Subordination of all leases affecting the Property;

    6.  The Title Insurance;

    7.  The Construction Contract;

    8.  The consent of Contractor to the assignment of the Construction
        Contracts;

    9. Subordination of mechanics' and materialmen's liens from all subcontractors and suppliers;

    10. The Architectural Contract, if in writing;

    11. The Plans;

    12. Consent of Architect to the assignment of the Plans and Architectural Contract;

    13. The Survey;

    14. Financing Statements (Form UCC-1) with respect to the security interest granted in the Loan Instruments, together with evidence of the priority of the respective security interests perfected hereby;

    15. Executed ground sublease between Borrower and Amelang Partners in form and content acceptable to Lender, with a minimum term of 28 years;

    16. Financial Statements;

    17. Evidence of approval of the Plans by any lessee of the Property, if applicable, and any necessary Governmental Authority;

    18. Building permit and all other permits required by the Governmental Requirements with respect to the then current phase of construction and development of the Property;

    19. Evidence of Borrower's compliance with or satisfaction of all conditions applicable to any leases affecting the Property;

    20. Evidence that all applicable zoning ordinances or restrictive covenants affecting the Property permit the use for which the Property is intended and have been or will be complied with;

    21. Evidence of the Property's compliance with the requirements of all applicable "environmental protection" laws, rules, and regulations, whether federal, state, or municipal including an environmental audit satisfactory to Lender;

    22. Evidence that all of the streets providing access to the Property either have been dedicated to public use or established by private easement, duly recorded in the records of the County in which the Property is located, and have been fully installed and accepted by Governmental Authority (if applicable), that all costs and expenses of the installation and acceptance thereof have been paid in full, and that there are no restrictions on the use and enjoyment of such streets that adversely affect, limit, or impair Borrower's ability to develop and construct the Property or operate the Property for the purposes and in the manner represented to Lender;

    23. Evidence of the availability of all utilities to the Property, including specifically, but without limitation, gas, electricity, sewer, and water services;

    24. Evidence that all necessary action on the part of Borrower has been taken with respect to the execution and delivery of this Loan Agreement and the consummation of the transactions contemplated hereby, so that this Loan Agreement and all Security Instruments to be executed and delivered by or on behalf of Borrower will be valid and binding upon Borrower or the person or entity executing and delivering such document. Such evidence shall include, at the option of the Lender, a legal opinion of Borrower's legal counsel confirming such authority, validity, and binding effect, confirming that neither the Loan nor any of the financing arrangements contemplated by this Loan Agreement violates the usury laws of the State of, or any other applicable jurisdiction, and covering such other matters as Lender may require;

    25. A flood insurance policy, or binder therefor, in an amount equal to the outstanding principal amount of the Loan or the maximum amount available under the Flood Disaster Protection Act of 1973 and regulations issued pursuant thereto (the "Act"), whichever is less, in form complying with the "insurance purchase requirement" of the Act, or evidence that no portion of the Property lies within a designated flood plain or flood hazard area;

    26. The Insurance Policies or Certificates of such Insurance Policies;

    27. Breakdown of all costs and expenses required to complete development and construction of the Property, in detail and in amount reasonably acceptable to Lender;

    28. Application for Advance;

    29. Certified Articles of Incorporation and Bylaws of Borrower, and all amendments thereto;

    30. Certificate of existence and certificate of good standing of Borrower from the appropriate officer of the State of Texas;

    31. Certified resolutions of the board of directors of Borrower authorizing such corporation to execute the Loan Instruments and perform its obligations thereunder;

    32. Tax or assessment certificates or other similar evidences of payment from all appropriate bodies or entities which have taxing or assessing authority over any of the Property, stating that all taxes and assessments are current;


    33. Either a statement by a qualified third party unrelated to Borrower or an Environmental Site Assessment by an engineer acceptable to Lender providing that there is no evidence that any Hazardous Materials have been or are being generated, treated, stored or disposed of on any of the Property and none exists on, under or at the Property; and

    34. Soils Report.

    35. Estoppel letters from Ground Lessor, Ground Sublessor, Lutheran and any other parties as Lender may require.

    36. The Subordination, Non-Disturbance and Attornment Agreement.

    37. Executed copy, with all amendments to the Ground Lease.

    38. Such amendments as Lender may reasonably require with respect to the Ground Lease.

    39. The Letter of Credit.

                                  EXHIBIT "C"


                                      1998_1030 RAB-PLF Construction Cost Report
                                                                        11/11/98


    INTROGEN THERAPEUTICS, INC.
    RAB/PLF CONSTRUCTION PROJECT
    CONSTRUCTION COST REPORT
    MASTER BUDGET
    10/30/98


                                   HARD COSTS
    ----------------------------------------------------------------------------

    Construction                    Vaughn Construction                6,987,073
    Telephone/Security                                                   150,000
    Graphics/Signage                                                      13,000
                                                                       ---------
    TOTAL HARD COSTS                                                   7,150,073
                                                                       ---------

                                   SOFT COSTS
    ----------------------------------------------------------------------------

    Architect                       Browne Penland McGregor              613,750
    Project management              ccrd partners                        120,600
    Planning & Schematic Design     BioMetics                            106,107
    Construction Materials Testing  Kenneth Tand & Assoc.                 15,000
    Tap fees                                                              18,100
    Testing/balancing                                                      9,000
    Roof consultant                 Advanced Technology                    6,000
    Surveys                         G P Surveyors                          8,000
    Geotechnical                    Kenneth Tand & Assoc.                  6,680
    Acoustical consultant                                                  3,000
    Environmental                   Environ. Resource Csltnts              4,100
    Property taxes                                                         2,500
    Validation consultant                                                  9,000
    Comm/tech consultant                                                   1,000
    Insurance (builder risk)                                              30,000
    Legal                                                                100,000
    Title/closing/appraisal                                               50,000
                                                                       ---------
    TOTAL SOFT COSTS                                                   1,102,837
                                                                       ---------
                       CONTINGENCY AND TOTAL PROJECT COST
    ----------------------------------------------------------------------------

    Contingency                                      5%                  420,000
                                                                       ---------
    TOTAL PROJECT COST                                                 8,672,910
                                                                       ---------


    THIS INFORMATION IS CONFIDENTIAL AND FOR INTERNAL USE SOLELY BY INTROGEN THERAPEUTICS, INC. AND/OR PARTIES COVERED BY AN INTROGEN THERAPEUTICS, INC.
                 CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT.

                                   EXHIBIT "D"

                    ATTACHED TO AND INCORPORATED BY REFERENCE
                   IN LOAN AGREEMENT DATED NOVEMBER 21, 1998,
                        BETWEEN RIVERWAY BANK, AS LENDER
                     AND TMX REALTY CORPORATION, AS BORROWER


1.  The Survey Requirements:

    (a) Field Note Description. The Survey should contain a certified metes and bounds description and should comply with the following requirements:

        (i) The beginning point should be established by a monument located at the beginning point, or by reference to a nearby monument;

        (ii) The sides of the Property should be described by giving the distances and bearings of each;

        (iii) The distances, bearings, and angles should be taken from a recent instrument survey, or recently recertified instrument survey, by a licensed Professional Engineer or Registered Surveyor;

        (iv) Curved sides should be described by data including; length of arc, central angle, radius of circle for the arc and chord distance, and bearing;

        (v) The legal description should be a single perimeter description of the entire Property;

        (vi) The description should include a reference to all streets, alleys, and other rights-of-way that abut the Property surveyed, and the width of all rights-of-way mentioned should be given the first time these rights-of-way are referred to; and

        (vii) If the Property surveyed has been recorded on a map or plat as part of an abstract or subdivision, reference to such recording data should be made.

    (b) Lot and Block Description. If the Property is included within a properly established, recorded subdivision or addition, then a lot and block description will be an acceptable substitute for a metes and bounds description, provided that the lot and block description must completely and properly identify the name or designation of the recorded subdivision or addition and give the recording information therefor.

    (c) Map or Plat. The Survey should also contain a certified map or plat showing the following:

        (i)    the plot to be covered by the Mortgage;

        (ii) the relation of the point of beginning of said plot to the monument from which it is fixed;

        (iii)  monuments for corners and points of curves;

        (iv) all easements, showing recording information therefor by volume and page;

        (v)    the established building line, if any;

        (vi)   all easements appurtenant to said plot;

        (vii) the boundary line of the street or streets abutting the plot and the width of said streets; and

        (viii) encroachments and the extent thereof in terms of distance upon said plot or any easement appurtenant thereto.

        The Survey should also contain all structures and improvements on said plot with horizontal lengths of all sides and the relation thereof by distances to (a) all boundary lines of the plot, (b) easements, (c) established building lines, and (d) street lines.

    (d) Certification. The certification for the Property description and the map or plat should be addressed to Lender (and to the interested title company, if required by the title company), signed by the surveyor, bearing current date, registration number, and seal, and should be in the following form or its substantial equivalent:

                The undersigned hereby certifies to Lender that (i) this survey was made on the ground as per the field notes shown hereon and correctly shows the boundary lines and dimensions and area of the land indicated hereon and each individual parcel thereof indicated hereon; (ii) all monuments shown hereon actually exist, and the location, size and type of Such monuments are correctly shown; (iii) this survey correctly shows the location of all buildings, structures, other improvements and visible items on the subject Property; (iv) this survey correctly shows the location and dimensions of all alleys, streets, roads, rights-of-way, easements, and other matters of record of which the undersigned has been advised affecting the subject Property according to the legal description in such easements and other matters (with instrument, book, and page number indicated); (v) except as shown, there are no visible easements, rights-of-way, party walls, drainage ditches, streams, or conflicts, visible encroachments onto adjoining premises, streets, or alleys by any of said buildings, structures, or other improvements, or visible encroachments onto the subject Property by buildings, structures, or other improvements on adjoining premises; (vi) the distance from the nearest intersecting street and road is as shown hereon; and (vii) the subject property has direct access to dedicated public roads accepted for maintenance by the entity to which such roads were dedicated.

    (e) The Survey shall also contain a flood plain designation evidencing the Property is located in Zone "X".

2.  Standard Mortgage Clause For All-Risk Insurance Policy:

    The mortgage clause to be contained in the All-Risk Insurance Policy covering the Improvements should be in the following form:

        This policy, as to the interest of mortgagee only therein, shall not be invalidated by any act or neglect of mortgagor or owner of the within described property, nor by any foreclosure or other proceedings or notice of sale relating to the property, nor by any change in the title or ownership of the property, nor by the occupation of the premises for purposes more hazardous than are permitted by this policy, provided that the mortgagee shall notify this Company of any change of ownership or increase of hazard which shall come to the knowledge of said mortgagee, and, unless permitted by this policy, it shall be noted hereon; and provided, further, that upon failure of the insured to render proof of loss, such mortgagee upon notice shall render proof of loss in the form herein specified within ninety-one (91) days thereafter and shall be subject to the provisions hereof relating to appraisal and time of payment and of bringing suit.

        Failure upon the part of mortgagee to comply with any of the foregoing obligations shall render the insurance under this policy null and void as to the interest of mortgagee.

        This policy may be canceled as to the interest of any mortgagee named hereon by giving such mortgagee thirty (30) days' written notice.

        If this Company shall claim that no liability existed as to mortgagor or owner, it shall, to the extent of payment of loss to mortgagee, be subrogated to all mortgagee's rights of recovery, but without impairing mortgagee's right to sue or it may pay off the mortgage debt and require an assignment thereof and of the mortgage without recourse.

        The word "mortgagee" shall be construed to mean "mortgagee or trustee."

[SEAL]            [DEPARTMENT OF VETERANS AFFAIRS LETTERHEAD]

                                                      In Reply Refer To: 580/138

November 24, 1998

Amelang Partners, Inc.
952 Echo Lane, Suite 100
Houston, Texas 77024

SUBJ: Enhanced-Use Lease between the United States Department of Veterans Affairs (the "Government") and Amelang Partners, Inc. ("API")

Dear Sirs:

Reference is hereby made to those certain Utility Letters (herein so called) issued by the City of Houston dated October 23, 1998, which evidence that certain water, storm sewer and wastewater capacities (collectively the "Utilities") are available to the 2.619 acres of land fronting on Ringness
Road in the Houston VA Medical Center, which property is subject to the Amended and Restated Ground Sublease Agreement between API and Introgen Therapeutics, Inc. (the "Amended Sublease Premises"). The Utility Letters have been issued to the Government. The Government hereby agrees that API, as ground lease tenant pursuant to the Enhanced-Use Lease, may make such Utilities available to the owner and tenants, including any future owners and tenants, of the buildings to be constructed upon the Amended Sublease Premises, and the Government further agrees that it will take no action to utilize, divert, sell, or in any way decrease the availability or the capacity of Utilities to the Amended Sublease Premises.

Further, the Government has reviewed the plans for rerouting of the storm sewer line which lies partially under the Amended Sublease Premises, as illustrated on the drawing attached as Exhibit "A" to this letter and the Government hereby approves the routing of said storm sewer line as illustrated in said drawing.

Sincerely yours,

/s/ W. HOWARD GIBSON

W. Howard Gibson

                                ESCROW AGREEMENT

     This Escrow Agreement ("Escrow Agreement") is by and among Riverway Bank, Five Riverway, Houston, Texas 77056 ("Bank"), TMX Realty Corporation, a Delaware corporation ("TMX") and Introgen Therapeutics, Inc. a Delaware corporation ("Introgen"), the foregoing parties being hereinafter collectively referred to as the "Parties", who agree as follows:

                                    RECITALS

     Reference is hereby made to that certain Amended and Restated Ground Sublease Agreement (the "Ground Sublease") dated effective September 24, 1998, by and between Introgen, as ground sublessee and Amelang Partners, Inc., as ground sublessor. The interest of Introgen in and to the Ground Lease was assigned to TMX, pursuant to Assignment of Lease dated November 23, 1998. Pursuant to the Assignment of Lease, Introgen remains liable for all obligations and liabilities of the ground sublessee pursuant to the Ground Sublease. For the purposes of this Agreement, Introgen and TMX are hereby sometimes collectively referred to herein as "Ground Sublessee". Reference is also made to that certain Loan (herein so called) dated on or about even date herewith from the Bank to TMX, as evidenced, in part, by that certain promissory note dated on or about even date herewith from TMX as maker to the Bank as payee. As a condition precedent to the Bank making the Loan, and as further security therefore, Ground Lessee has agreed to deposit, in advance with the Bank, the annual rent to be paid by Introgen to Ground Lessor pursuant to the Ground Lease.

                                    AGREEMENT

     1.  APPOINTMENT AND ACCEPTANCE, COMPENSATION.

     1.1 Appointment and Acceptance. Ground Sublessee hereby appoints the Bank as escrow agent under this Escrow Agreement and the Bank accepts the appointment.

     1.2 Compensation. The Bank shall not be compensated for its services under this Agreement, except as otherwise provided herein.

     1.3 Deposit. Contemporaneously with the execution hereof, Ground Lessee shall deposit with the Bank the amount of $136,191, the same being the maximum amount of annual rent due through and including the year 2000.

     1.4 Payment of Escrowed Funds. Bank is hereby authorized and directed, on or before the date such amounts are due, to pay rent accruing pursuant to the Ground Sublease for the year 1999, if any and the year 2000 from the funds deposited pursuant to Section 1.3 hereof. On or before January 1, 2000, Ground Sublessee shall deliver to Bank all sums due and payable pursuant to the Ground Sublease for the first calendar quarter of the year 2000. Ground Sublessee agrees to deposit, on or before the first day of each succeeding calendar quarter thereafter during the term that the Loan is outstanding, an amount sufficient to cover all payments due pursuant to the Ground Sublessee for the next calendar quarter year. The net effect of Section 1.3 and 1.4 being that there is always held in escrow sufficient funds to pay at least one year's rent due under the Ground Sublease.

     1.5 Payment by Bank. All sums delivered to Bank pursuant to this Agreement shall be held by Bank and paid as rent, and other obligations as the same are payable pursuant to the Ground Sublease provided sufficient funds have been deposited hereunder.

     1.6 Other Payments by Bank. The foregoing to contrary notwithstanding, should a Event of Default occur, (as such term is defined in the loan agreement executed in connection with the Loan), the Bank may use any funds deposited pursuant to this Agreement to prepay rent pursuant to the Ground Sublease, or, at the Bank's option, to cure any Event(s) of Default, pursuant to the Loan.

     1.7 Fiduciary Account, Investment of Funds. The funds placed in escrow will be held in a separate segregated account in accordance with this Agreement and shall be invested from time to time by the Bank as set forth in written instructions of TMX which must be acceptable to Bank. If no such instructions are given, the funds shall be invested in certificates of deposit of the Bank with maturities of thirty (30) days.

     2.  SUCCESSOR ESCROW AGENTS.

     2.1 The Bank or any successor escrow agent may, at any time, resign by giving notice in writing to TMX and shall be discharged from its duties under this Escrow Agreement on the first to occur of (a) the appoint of a successor escrow agent, as provided in this Paragraph 3, or (b) the expiration of thirty
(30) calendar days after the notice is given. In the event of any resignation, a successor escrow agent shall be appointed by the Bank. If the Bank fails or refuses to appoint a successor escrow agent, the successor escrow agent shall be appointed by TMX. Any successor escrow agent shall deliver to the TMX, a written instrument accepting appointment under this Escrow Agreement and hereupon it shall succeed to all the rights and duties of the Bank hereunder and shall be entitled to receive any funds held by the Bank in its capacity as predecessor escrow agent.

     3.  RIGHTS, PRIVILEGES, IMMUNITIES AND LIABILITIES OF THE BANK.

         The following shall govern the rights, privileges, immunities and liabilities of the Bank in its capacity as escrow agent.

     3.1 Indemnity. In the event the Bank becomes involved in litigation in connection with this Escrow Agreement or any transaction related in any way hereto, TMX agrees to indemnify and save the Bank harmless from all loss, cost, damage, expense and reasonable attorney's fees suffered or incurred by the Bank as a result thereof, except for any loss, cost, damage or expense resulting from the gross negligence, willful misconduct, or bad faith breach of this agreement by the Bank.

     3.2 Good Faith Actions. The Bank shall not be liable for anything which it may do or refrain from doing in connection herewith, provided that it acts in good faith.

     3.3 Legal Counsel. The Bank may advise with legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Escrow Agreement or its duties hereunder and TMX shall pay any and all reasonable legal fees so incurred.

     3.4 Event of Dispute. In the event of any disagreement involving the Parties resulting in adverse claims or demands being made in connection with the matters covered by this Escrow Agreement or in the event that the Bank, in good faith, shall be in doubt as to what action it should take hereunder, the Bank may, at its option, refuse to comply with any claims or demands on it or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists and, in such event, the Bank shall not be or become liable in any way or to any person for its failure or refusal to act and the Bank shall be entitled to continue so to refrain from acting until (a) the rights of all interested parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (b) all differences shall have been adjusted and all doubt resolved by agreement among all of the interest parties and the Bank shall have been notified thereof in writing signed by all parties. The rights of the Bank under this subparagraph are cumulative of all other rights which it may have by law or otherwise and shall in no manner impair the Bank's ability to apply the Escrow Funds to payment on the Loan in the Event of Default thereunder.

     3.5 Discharge. When the Loan has been paid in full and the Bank has delivered all of the proceeds pursuant to the terms of this Escrow Agreement, the Bank and Introgen shall be discharged from any further obligation hereunder.

     3.6 Statements of Accounts. Bank will deliver to Introgen monthly statements of account, on or before the fifteenth (15) day of each month, reflecting all activity in the account and interest earned thereon.

     4.  MISCELLANEOUS.

     4.1 Notices. Any and all notices permitted or required to be given under the terms of this Escrow Agreement shall be in writing and may be served by mail, postage prepaid and addressed to the person or entity to be notified at the appropriate address specified on the signature page hereof or by delivering the same to such person or entity or by overnight delivery and addressed to the person or entity to be notified at said address. Actual notice, however received, shall be valid. Addresses may be changed by notice given in the manner provided in this subparagraph.

     4.2 Effect of Escrow Agreement. This Escrow Agreement shall be binding on, inure to the benefit of and be enforceable by and against the Parties, their successors and assigns.

     4.3 Choice of Law. This Escrow Agreement is performable in whole or in part in the State of Texas and shall be interpreted and construed in accordance with and shall be governed by the laws of the State of Texas.

     4.4 Counterparts. This Escrow Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4.5 Effective Date of Escrow Agreement. This Escrow Agreement shall be deemed effective for all purposes as of the date hereof.

     This Escrow Agreement is executed and delivered by the Parties and the Bank on the date specified below.

                                     TMX REALTY CORPORATION


                                     By:    /s/ JAMES W. ALBRECHT, JR.
                                            ----------------------------------
                                     Name:  James W. Albrecht, Jr.
                                            ----------------------------------
                                     Title: Chief Financial Officer
                                            ----------------------------------

                                     Address:  301 Congress Avenue, Suite 1850,
                                               Austin, Texas 78701

                                     Date: November 23, 1998



                                     INTROGEN THERAPEUTICS, INC.


                                     By:    /s/ JAMES W. ALBRECHT, JR.
                                            ----------------------------------
                                     Name:  James W. Albrecht, Jr.
                                            ----------------------------------
                                     Title: Chief Financial Officer
                                            ----------------------------------

                                     Address:  301 Congress Avenue, Suite 1850,
                                               Austin, Texas 78701

                                     Date: November 23, 1998

                                     RIVERWAY BANK


                                     By:     /s/ GLEN R. BELL
                                             ---------------------------------
                                     Name:   Glen R. Bell
                                             ---------------------------------
                                     Title:  Vice President
                                             ---------------------------------
                                     Address: Five Riverway
                                              Houston, Texas 77056

                                     Date: November 23, 1998

                                                                       EXHIBIT C
                                                                        11-23-98


                                  [SITE PLAN]

                                   EXHIBIT D
                                    11-23-98

                          INTROGEN THERAPEUTICS, INC.
                          NEW PRODUCT LAUNCH FACILITY
                                  HOUSTON, TX

                                 PROJECT MANUAL
                             BPM Project No. 98027
                                October 15, 1998

                                  VOLUME TWO

                                   Including:
                           Mechanical and Electrical

                                   ARCHITECT:
                    BROWNE PENLAND MCGREGOR ARCHITECTS, INC.
                520 Post Oak Blvd. Suite 880, Houston, TX 77027
                            Contact: Ken Shanks, AIA
                          Phone: 713-850-1733 ext. 18
                               Fax: 713-850-0833

                             STRUCTURAL ENGINEERS:
                            ASA CONSULTING ENGINEERS
                1155 Dairy Ashford, Suite 111, Houston, TX 77079
                            Contact: Saad Ahmed, PE

                        MECHANICAL/ELECTRICAL ENGINEERS:
                                      HMG
                3508 Far West Blvd. Suite 350, Austin, TX 78731
                            Contact: Brian Moore, PE

                                CIVIL ENGINEERS:
                                 PATE ENGINEERS
             13405 Northwest Freeway, Suite 300, Houston, TX 77040
                             Contact: Jeff Ross, PE

                              LANDSCAPE ARCHITECT:
                          THE OFFICE OF JAMES BURNETT
                   1973 West Gray, Suite 5, Houston, TX 77019
                          Contact: Chip Trageser, ASLA

                            CLEAN ROOM CONSULTANTS:
                         MSS CLEAN ROOM TECHNOLOGY LTD.
                  Fredrick House, Fulton Road, York Y01 4EG UK
                             Contact: Paul Stubley

                                                                    EXHIBIT D(1)
                                                                      11-23-98


                                  [SITE PLAN]

                                       THIS SPACE FOR USE OF FILING OFFICER
ACKNOWLEDGMENT COPY
                                                    98-241163
                                                 12/4/98  10:14 AM
                                             TEXAS SECRETARY OF STATE

                                                      FILED

             UNIFORM COMMERCIAL CODE -- FINANCING STATEMENT -- UCC1

     This instrument is prepared as, and is intended to be, a Financing Statement, complying with the formal requisites therefor, as set forth in the Texas Business and Commerce Code, Article 9 (also known as the Texas Uniform Commercial Code -- Secured Transactions), and, in particular, Section 9.402 thereof.

                              FINANCING STATEMENT

     1.     Debtor -- Name and Mailing Address:

            TMX Realty Corporation
            301 Congress Avenue, Suite 1850
            Austin, Texas 78701

     2.     The name and address of the secured party ("Secured Party") is:

            RIVERWAY BANK
            Five Riverway
            Houston, Texas 77056

     3. This Financing Statement covers the following types (or items) of property (the "Collateral"):

           Construction Contracts: Any and all contracts, subcontracts, and agreements, written or oral, between Debtor and any other party, and between parties other than Debtor, in any way relating to the construction of the Improvements (as hereinafter defined) on the Land (as hereinafter defined) or the supplying of material (specially fabricated or otherwise), labor, supplies, or other services therefor.

           Contracts: All of the right, title and interest of Debtor in, to, and under any and all (i) Contracts (herein so called) for the purchase or sale of all or any portion of that certain real property described in Exhibit "A" attached hereto and made a part hereof for all purposes (the "Land"), together with all Improvements (herein so called) thereon and appurtenances thereto (the Improvements, together with the Land are collectively called the "Mortgaged Property"), whether such Contracts are now or at any time hereafter existing, including all amendments and supplements to and renewals and extensions of the Contracts at any time made, and together with all payments, earnings, income, and profits arising from the sale of all or any portion of the Mortgaged Property or from the Contracts and all other sums due or to become due under and pursuant thereto and together with any and all earnest money, security, letters of credit or other deposits under any of the Contracts; (ii) contracts, licenses, permits and living unit equivalents of water, wastewater, and other utility services whether executed, granted, or issued by a private person or entity or a governmental or quasi-governmental agency, which are directly or indirectly related to, or connected with, the development of the Mortgaged Property, whether such contracts, licenses, and permits are now or at any time hereafter existing, including without limitation, any and all living unit equivalents of water, wastewater, and other utility services, certificates, licenses, zoning variances, permits, and no-action letters from each governmental authority required: (a) to evidence full compliance by Debtor and all improvements constructed or to be constructed on the Mortgaged Property with all legal requirements applicable to the Mortgaged Property, and (b) to complete construction of any improvements on the Mortgaged Property; (iii) any and all right, title, and interest Debtor may have in any financing arrangements relating to the financing of the purchase of all or any portion of the Mortgaged Property by future purchasers; (iv) all plans, specifications, and drawings prepared for the Mortgaged Property, including all amendments and supplements to and renewals and extensions of such contracts any time made, and together with all rebates, refunds or deposits, and all other sums due or to become due under and pursuant thereto and together with all powers, privileges, options, and other benefits of Debtor under such contracts; and (v) all other contracts which in any way relate to the use, enjoyment, occupancy, operation, maintenance, or ownership of the Mortgaged Property (save and except any and all leases, subleases, or other agreements pursuant to which Debtor is granted a possessory interest in the Land), including but not limited to engineer's contracts, architect's contracts, maintenance agreements and service contracts.

Fixtures: All materials, supplies, equipment, systems, apparatus, and other items now owned or hereafter acquired by Debtor and now or hereafter attached to, installed in, or used in connection with (temporarily or permanently) the Mortgaged Property, which are now owned or hereafter acquired by Debtor and are now or hereafter attached to the Mortgaged Property and needed in the operation thereof, and including, but not limited to, any and all motors, engines, boilers, furnaces, pipes, sprinkler systems, fire extinguishing apparatus and equipment, water tanks, heating, ventilating, refrigeration, plumbing, lighting, transportation (of people or things, including, but not limited to, stairways, elevators, escalators, and conveyors), incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, and water, gas, electrical, storm and sanitary sewer facilities, and all other utilities whether or not situated in easements, together with all accessions, appurtenances, replacements, betterments, and substitutions for any of the foregoing and the proceeds thereof.

Leases: Any and all leases, subleases, sub-subleases licenses, concessions, or other agreements (written or oral, now or hereafter in effect) which grant to third parties a possessory interest in and to, or the right to use, all or any part of the Mortgaged Property, together with all security and other deposits made in connection therewith.

     Personalty: All of the right, title and interest of Debtor in and to the Plans, all building and construction materials and equipment, insurance proceeds, accounts, contract and subcontract rights pertaining to the buildings, all refundable, returnable, or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Debtor in connection with the Mortgaged Property with any governmental agencies, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable, or reimbursable tap fees, utility deposits, commitment fees and development costs, any awards, remunerations, reimbursements, settlements, or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Land, Improvements, Fixtures, Construction Contracts, including but not limited to those for any vacation of, or change of grade in, any streets affecting the Land or the Improvements and those for municipal utility district or other utility costs incurred or deposits made in connection with the Land; which are now owned or hereinafter acquired by Debtor, which are now or hereafter situated in, on, or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, construction, financing, use, occupancy, or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use in or on the Land or the Improvements, together with all accessions, replacements, and substitutions thereto or therefor and the proceeds thereof.

     Rents: All of the rents, revenues, income, proceeds, profits, security and other types of deposits, and other benefit paid or payable by parties to the Leases other than Debtor for using, leasing, licensing, possessing, operating from, residing in, selling, or otherwise enjoying the Mortgaged Property.

     Excluded Property: Any other provision hereof notwithstanding, there is hereby excepted from the definition of the "Mortgaged Property" and the "Collateral" and from all liens and security interests held by Secured Party all property of Debtor described on Exhibit "B" attached hereto, which Exhibit "B" is incorporated herein for all purposes.

4.   Proceeds of the Collateral are also covered.

5.   Number of additional sheets presented: Two (2)

     DATED as of the 23 day of November, 1998.

                                        "DEBTOR"

                                        TMX REALTY CORPORATION,
                                        a Delaware corporation

                                        By: /s/  JAMES W. ALBRECHT, JR.
                                        -------------------------------
                                        Name:  James W. Albrecht, Jr.
                                        Title: Chief Financial Officer

                                  EXHIBIT "A"


Being a tract or parcel containing 2.619 acres (114,086 square feet) of land situated in the D W C Harris Survey, Abstract Number 325, Harris County, Texas, and being part of and out of that certain called 118.831 acres, described in deed to the United States of America, as recorded in Volume 1297, Page 87, Deed Records of Harris County, Texas, said 2.619 acre tract being more particularly described as follows (all bearings and coordinates are based on the Texas State Plane Coordinate System; South Central Zone; all distances and coordinates are surface and may be converted to grid by multiplying by a combined scale factor of 9.9998632):

COMMENCING at a 5/8-inch iron rod with plastic cap set marking the intersection of the south right-of-way (ROW) line of Holcombe Boulevard with the west ROW line of Almeda Road, and having surface coordinates of X=3,147,967.40, Y=698,487.10, thence:

     South 14 degrees 53'21" West, with said west ROW line, a distance of
     206.00 feet to a set 5/8-inch iron rod with plastic cap;

     North 75 degrees 06'39" West, a distance of 329.30 feet to a 5/8-inch iron rod with plastic cap set marking the POINT OF BEGINNING and northeast corner of the herein described tract;

THENCE, SOUTH 14 degrees 53'21" West, a distance of 330.70 feet to a 5/8-inch iron rod with plastic cap set marking the southeast corner of the herein described tract;

THENCE, NORTH 75 degrees 06'39" West, a distance of 432.78 feet to a 5/8-inch iron rod with plastic cap set marking the southwest corner of the herein described tract;

THENCE, NORTH 41 degrees 44'27" East, a distance of 334.23 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, NORTHEASTERLY, with a curve to the left having a radius of 760.00 feet, a central angle of 03 degrees 35'59", an arc length of 47.75 feet, and a chord which bears North 39 degrees 56'28" East, 47.74 feet to an "X" in concrete set marking the most northwesterly corner of the herein described tract;

THENCE, SOUTHEASTERLY, with a non-tangent curve to the left having a radius of
87.50 feet, an arc length of 93.13 feet, a central angle of 60 degrees 59'01", and a chord which bears South 58 degrees 25'28" East, 88.80 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 88 degrees 54'58" East, a distance of 27.76 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, EASTERLY, with a curve to the right having a radius of 281.50 feet, an arc length of 67.83 feet, a central angle of 13 degrees 48'19", and a chord which bears South 82 degrees 00'48" East, 67.66 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 75 degrees 06'39" East, a distance of 82.41 feet to the POINT OF BEGINNING and containing 2.619 acres (114,086 square feet) of land (this description is based on a Land Title Survey and plat prepared by Terra Surveying Company, Inc. Project Number 0163-9801-S).

                                  EXHIBIT "B"

     There is hereby excepted from the definition of the "Mortgaged Property" and the "Collateral", and from all liens and security interests held by Secured Party, all property of Debtor which is not a part of the plumbing, electrical, heating, cooling, ventilation, standard lighting, ceiling tile, sprinkler equipment and related equipment together with other fixtures and equipment necessary for the use and operation of the buildings for general purposes and all property (save and except the foregoing) which is not permanently attached or affixed to the building and is not an integral part of the building and needed for the same to be functional as an office building. Without limiting the foregoing sentence, the property described below is excepted from said definitions of "Mortgaged Property" and "Collateral" and shall not be in any way secured or encumbered by any lien or security interest held by Secured Party.

                               Excluded Property

Furniture
Computers and related equipment, computer network equipment and software Laboratory equipment
Production Equipment
Modular clean room units
Telephone equipment
Office equipment
Artwork
Decorative items
Plants
Inventory, including raw materials, work in progress and finished goods Office supplies
Lab notebooks
Electronic media
Backup power generator
Cold storage equipment
Waste treatment equipment

Whether now owned or hereafter acquired

                     ENVIRONMENTAL MONITORING REPORT LOG IN
                                     ROOM 3

DATE           OPERATION                               L/N OR C/N
11 Feb 98      DHGF(10) Prep                           N/A
19 Feb 98      Expand to 1 CF 10                       B0419901
23 Feb 98      Thaw                                    C/N 05498001
26 Feb 98      Expansion                               C/N 05498001
02 Mar 98      Expansion                               C/N 05498001
06 Mar 98      Split to 10 - trays                     C/N 05498001
13 Mar 98      10 - tray harvest                       C/N 05498001
13 Mar 98      Seeding 6 CF 10's                       C/N 05498001
17 Mar 98      Harvest 10 - trays                      C/N 05498001
20 Mar 98      Thaw of 08198001                        C/N 08198001
23 Mar 98      Harvest 4 - T 150                       C/N 08198001
25 Mar 98      Splitting T - 150's                     C/N 08198001
26 Mar 98      Splitting tray T - 10=50's to CF 10     C/N 08198001
27 Mar 98      Media Prep                              C/N 08198001
30 Mar 98      Split CF 10 to 4 -CR 10's               C/N 08198001
01 Apr 98      CellCube Assembly                       C/N 08198001
03 Apr 98      Split to 10 - trays                     C/N 08198001
07 Apr 98      Harvest CR 10's to Seed Side I          C/N 08198001
07 Apr 98      Harvest CF 10 to Seed Side 2            C/N 08198001
13 Apr 98      Cell Thaw                               B1039801
16 Apr 98      Expand to 8 T 150                       B1039801
19 Apr 98      Split to 1 CF10                         B1039801
24 Apr 98      Media Prep/Split to 4 10 - trays        B1039801
24 Apr 98      Cube Assembly                           B1039801
28 Apr 98      Harvest to Seed Cube Side I             B1039801
28 Apr 98      Thaw 11898001/Harvest 1039801           C/N 11898001 &
                 to Seed Cube *                          B1039801
01 May 98      Split to 8 T 150                        C/N 11898001
04 May 98      Split to 1, CF 10                       B11898001
08 May 98      Split to 4 10 - trays                   B1189801
08 May 98      Cube Setup                              B1189801
11 May 98      Thaw                                    C/N 13198001
13 May 98      Harvest For Cube Side I                 B1189801
13 May 98      Harvest 2 CF 10's for Side II           B1189801
14 May 98      Split to 8 T - 150's                    B1319801
18 May 98      Split to 1 CF 10                        C/N 13198001

                                         THIS STATEMENT IS PRESENTED TO A FILING
                                         OFFICER FOR FILING PURSUANT TO THE
                                         UNIFORM COMMERCIAL CODE.

                                                                              11. [ ] CHECK TO REQUEST SAME DEBTOR
                                                                                  SEARCH CERTIFICATE (INSTRUCTION B.11)

1.  DEBTOR (IF PERSONAL) LAST NAME                FIRST NAME                  MI          1A. PREFIX       1B. SUFFIX
    AMELANG PARTNERS INCORPORATED

1C. MAILING ADDRESS                                            1D. CITY, STATE            1E ZIP CODE
    952 Echo Lane, Suite 100                                       Houston, Texas            77024

2.  ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME     FIRST NAME                  MI          2A. PREFIX       2B. SUFFIX


2C. MAILING ADDRESS                                            2D. CITY, STATE            2E. ZIP CODE

3.  SECURED PARTY (IF PERSONAL) LAST NAME         FIRST NAME                   MI
    Aid Association for Lutherans

3A. MAILING ADDRESS                                            3B. CITY, STATE             3C. ZIP CODE
    4321 North Ballard Road                                        Appleton, Wisconsin         54919

4.  ADDITIONAL SECURED PARTY (IF ANY)

4A. MAILING ADDRESS                                            4B. CITY, STATE             4C. ZIP CODE

5   ORIGINAL FINANCING STATEMENT NUMBER    5A. ORIGINAL DATE FILED      6. CHECK            THIS FINANCING STATEMENT CHANGE IS
    S-319698                                   2/12/97                     IF               TO BE FILED IN THE REAL ESTATE RECORDS.
                                                                           APPLICABLE [X]   NO. OF ADDITIONAL SHEETS PRESENTED   1.
                                                                                                                                ---


7. A. [ ]  AMENDMENT - THE FINANCING STATEMENT IS AMENDED AS SET FORTH IN ITEM 8 BELOW. (INSTRUCTION B.7(A))
   B. [ ]  TOTAL ASSIGNMENT - ALL OF SECURED PARTY'S RIGHTS UNDER THE FINANCING STATEMENT HAVE BEEN ASSIGNED TO THE ASSIGNEE
           WHOSE NAME AND ADDRESS ARE SET FORTH IN ITEM 8 BELOW. (INSTRUCTION B.7(B))
   C. [ ]  PARTIAL ASSIGNMENT - SOME OF SECURED PARTY'S RIGHTS HAVE BEEN ASSIGNED TO THE ASSIGNEE SHOWN IN ITEM 8 BELOW.
           (INSTRUCTION B.7(C))
   D. [ ]  CONTINUATION - THE ORIGINAL STATEMENT IS STILL EFFECTIVE. (INSTRUCTION B.7(D))
   E. [ ]  TOTAL RELEASE - THE SECURED PARTY RELEASES ALL OF THEIR INTEREST IN THE COLLATERAL. (INSTRUCTION B.7(E))
   F. [X]  PARTIAL RELEASE - THE SECURED PARTY RELEASES THE FOLLOWING COLLATERAL DESCRIBED IN ITEM 8 BELOW. (INSTRUCTION B.7(F))
   G. [ ]  TERMINATION - THE SECURED PARTY(IES) OF RECORD NO LONGER CLAIMS A SECURITY INTEREST AND THE FINANCING STATEMENT IS
           TERMINATED. (INSTRUCTION B.7(G))

8.  The 5.119 acre tract being more particularly described on Exhibit "A" attached hereto.

9.  SIGNATURE(S)                                                THIS SPACE FOR USE OF FILING OFFICER
    OF                                                         (DATE, TIME, NUMBER, FILING OFFICER)
    DEBTOR(S)


    SIGNATURE(S)
    OF
    SECURED PARTY(IES)      /s/ [illegible]


10. Return copy to:

NAME                Barry E. Putterman
ADDRESS             9 Greenway Plaza, Suite 2300
CITY                Houston, Texas  77046
STATE
ZIP


STANDARD FORM - FORM UCC-3 (REV. 9/1/92) [C] 1992 OFFICE OF THE SECRETARY OF STATE OF TEXAS

                       (1) FILING OFFICER COPY - NUMERICAL

                                  EXHIBIT "A"

Being a tract or parcel containing 5.119 acres (222,986 square feet) of land situated in the D W C Harris Survey, Abstract Number 325, Harris County, Texas, and being part of and out of that certain called 118,831 acres, described in deed to the United States of America, as recorded in Volume 1297, Page 87, Deed Records of Harris County, Texas, said 5.119 acre tract being more particularly described as follows (all bearings and coordinates are based on the Texas State Plane Coordinate System; South Central Zone; all distances and coordinates are surface and may be converted to grid by multiplying by a combined scale factor of 0.9998632):

COMMENCING at a 5/8-inch iron rod with plastic cap set marking the intersection of the south right-of-way (ROW) line of Holcombe Boulevard with the west ROW line of Almeda Road, and having surface coordinates of X=3,147,967.40, Y=698,487.10, thence:

     South 14 degrees 53'21" West, with said west ROW line, a distance of
     206.00 feet to a 5/8-inch iron rod with plastic cap set marking the POINT OF BEGINNING and northeast corner of the herein described tract;

THENCE, SOUTH 14 degrees 53'21" West, continuing with said west ROW line, a distance of 330.70 feet to a 5/8-inch iron rod with plastic cap set marking the southeast corner of the herein described tract;

THENCE, NORTH 75 degrees 06'39" West, a distance of 762.08 feet to a 5/8-inch iron rod with plastic cap set marking the southwest corner of the herein described tract;

THENCE, NORTH 41 degrees 44'27" East, a distance of 334.23 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, NORTHEASTERLY, with a curve to the left having a radius of 760.00 feet, a central angle of 03 degrees 35'59" an arc length of 47.75 feet, and a chord which bears North 39 degrees 56'28" East, 47.74 feet to an "X" in concrete set marking the most northwesterly corner of the herein described tract;

THENCE, SOUTHEASTERLY, with a non-tangent curve to the left having a radius of
87.50 feet, an arc length of 93.13 feet, a central angle of 60 degrees 59'01" and a chord which bears South 58 degrees 25'28" East, 88.80 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 88 degrees 54'58" East, a distance of 27.76 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, EASTERLY, with a curve to the right having a radius of 281.50 feet, an arc length of 67.83 feet, a central angle of 13 degrees 48'19" and a chord which bears South 82 degrees 00'48" East, 67.66 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 75 degrees 06'39" East, a distance of 411.72 feet to the POINT OF BEGINNING and containing 5.119 acres (222,986 square feet) of land (this description is based on an ALTA/ACSM Land Title Survey and plat prepared by Terra Surveying Company, Inc. Project Number 0043-9603-S).

                          GROUND SUB-SUBLEASE AGREEMENT

1. PARTIES. This Ground Sub-Sublease Agreement (this "Lease") is entered into effective the 23rd day of November, 1998, and is by and between TMX REALTY CORPORATION, A DELAWARE CORPORATION (the "Lessor"), and INTROGEN THERAPEUTICS, INC., A DELAWARE CORPORATION (the "Lessee").

2.   PREMISES.

     2.1 Lessor leases to Lessee, and Lessee leases from Lessor, to have and to hold same for the term, at the rental and upon all of the conditions set forth herein, real property generally described as approximately 2,619 acres near the corner of Almeda Road and Holcombe Boulevard, in Houston, Harris County, Texas, as more particularly described on Exhibit "A" attached hereto and incorporated by reference, including all improvements to be constructed thereon and all easements, rights-of-way and appurtenances thereto (the "Premises"). This Lease is made and Lessee accepts leasehold title to the Premises subject to the matters affecting title which are described on Exhibit "B" to the Ground Sublease (the "Permitted Title Exceptions") and the following conditions and limitations: the "Premises" is a portion of a larger tract of real property which is subject to the terms and provisions of an Enhanced-Use Lease dated August 25, 1993, as amended, (the "Enhanced-Use Lease") between Amelang Partners, Inc. and the United States Department of Veterans Affairs (the "Department"), and is also subject to the Amended and Restated Ground Sublease Agreement between Amelang Partners, Inc., and Introgen Therapeutics, Inc., dated September 24, 1998, (the "Ground Sublease"), which Ground Sublease was assigned to Lessor by an Assignment and Assumption Agreement between Introgen Therapeutics, Inc. and Lessor dated November 23, 1998, and the parties hereto agree that nothing herein shall constitute a modification of, waiver of or amendment to such terms, conditions, rights and responsibilities of the parties to the Enhanced-Use Lease or the Ground Sublease. The Permitted Title Exceptions expressly include an easement granted by Lessor to Aid Association for Lutherans described in Section 7.3 hereof.

     2.2 Lessor will construct two buildings on the Premises (collectively referred to as the "Buildings"), as required by the Ground Sublease.

     2.3 As between Lessor and Lessee, Lessor is solely responsible for the diligent construction of any and all leasehold improvements to be made to the Premises, including the Buildings. All exterior elevations, architectural structures, colors and appearances of the Buildings will be completed substantially in accordance with those shown in the plans and specifications attached as Exhibits "C" and "D" to the Ground Sublease. Lessor will be solely responsible for securing the consent of any and all governmental, quasi-governmental, regulatory and other authorities, and such other permits, consents and permissions as are required to complete the Buildings and any other improvements to be constructed by Lessor on the Premises.

3. TERM

         3.1 Term. The term of this Lease (the "Term") will commence on the date first written above (the "Commencement Date") and end September 30, 2026.

4. RENT

         4.1 Lessee agrees to pay the Lessor monthly rental payments equal in amount to the sum of (a) the amount due and owing by Lessor to Amelang Partners, Inc. as monthly rent under the Ground Sublease, plus (b) the amount of each monthly payment, including principal and interest, which becomes due and owing each month by Lessor to Riverway Bank pursuant to that certain Promissory Note in the original amount of $6,000,000 executed by Lessor herein and payable to the order of Riverway Bank, which Promissory Note is secured by a Leasehold Deed of Trust upon Lessor's interest in the Premises, plus (c) five (5%) percent of the amounts stipulated in subparagraphs 4.1(a) and 4.1(b). The amount of rent owing by Lessee to Lessor calculated in accordance with the foregoing sentence for each month during the term of this Lease shall be due and owing on the first day of said month.

         4.2 Lease Year. The term "Lease Year" means, for the first Lease Year, the period that commences on the Commencement Date and terminates on the last day of the twelfth (12th) full calendar month after the Commencement Date. Each subsequent Lease Year means a period of twelve (12) full calendar months commencing on the anniversary of the day following the end of the first Lease Year. The last Lease Year of the Term may be less than twelve (12) full calendar months, depending upon the date of termination of the Lease.

         4.3 Late Charges. If Lessee fails to either pay any installment of Annual Basic Rent when due or make any other payment for which Lessee is obligated under this Lease when due, Lessor will incur costs and expenses not contemplated by this Lease, the exact amount of which are difficult and impractical to ascertain, including without limitation, processing and accounting charges and financing costs and late changes that may be imposed by the terms of any incumbrance on or note secured by the Premises. Therefor, in the event of any such late payment, Lessee will pay to Lessor a late charge equal to five percent (5%) of the amount due or One Hundred Dollars ($100.00), whichever is greater, to compensate Lessor for the extra costs incurred as a result of such late payment. All such delinquent rent and other sums will bear interest from due date until paid at fifteen percent (15%) per annum or the maximum lawful rate, whichever is less.

5. INTENTIONALLY OMITTED

6. CONSTRUCTION

         6.1 Lessor will construct the improvements described in the plans and specifications described in Exhibits "C" and "D" to the Ground Sublease. Lessor will pay for the cost of construction of the Buildings and other improvements, including expenses of construction, building permits, plans and specifications, plat plans, removing existing improvements from the Premises, bringing utilities to the Premises, soil preparation, pavement, removal of underground obstructions, soil fill, compacting soil, and other work required to complete the construction.

         6.2 Lessor must obtain Lessee's approval of any change orders under the contract to be entered into by Lessee to construct the improvements described in the plans and specifications referred to in Exhibits "C" and "D" attached hereto, but only to the extent that such change orders will materially alter the exterior elevations, architectural design, colors, or other external appearance of the Buildings. Such approval will not be unreasonably withheld. Lessor will provide in its construction contract that the general contractor will construct the improvements in a good and workmanlike manner and in accordance with such plans and specifications.

7. USE AND RESTRICTIONS THEREON.

         7.1 Use. Lessee will use the Premises only for purposes and uses permitted under the VA Lease Agreement and the Ground Sublease. Lessee will not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Premises, and will, upon written notice of Lessor, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or said certificate of occupancy. Lessee will not use or allow the Premises to be used for any immoral or unlawful purpose, nor will Lessee cause, maintain or permit any loud noise, vibration or other nuisance in, on or about the Premises or otherwise disturb the peaceful possession of adjoining or nearby property. Lessee will not keep any incinerators, storage tanks or like equipment in the open or exposed to public view or view from adjacent buildings.

         7.2 Use Restrictions. In addition, except with the prior written consent of Lessor (which consent may be withheld in Lessor's sole and absolute discretion, and shall always be withheld until Lessor has obtained the prior written consent of Lessor's third party lender), Lessee shall not use the Premises in a manner inconsistent with the following restrictions, which shall be covenants running with the Premises and be binding upon Lessee and its successors and assigns during the term of this Sublease or any renewal or extension hereof: (a) the exterior design of and development shall be compatible with the exterior architectural design of the adjacent VA Medical Center and the improvements situated on the Initial Development (as defined in Section 7.3 hereof); (b) the Buildings shall be situated on the Premises at least twenty-five (25) feet away from F.M. 521 (Almeda Road) and at least ten (10) feet away from the common boundary line with the Initial Development; (c) adequate on-site parking shall be established, including, without limitation, meeting the minimum requirements of the City of Houston Parking Ordinance as they apply generally to all properties; (d) the Premises shall contain adequate surface drainage so that no excessive drainage flows onto the surface of any other portion of the property covered by the Enhanced Use Lease, and (e) no curb cuts for vehicular traffic shall be located on any portion of the Premises within twenty (20) feet of the northern boundary of the Premises. Within twelve
(12) days of a request from time to time by Lessor, Lessee shall deliver or cause to be delivered to Lessor evidence reasonably satisfactory to Lessor that Lessee is bound by and is then in compliance with the foregoing restrictions.

         7.3 Utility Easement. Lessee hereby acknowledges and agrees that Amelang Partners, Inc. has granted to Aid Association for Lutherans ("AAL"), and any successor to the interest of AAL, a non-exclusive easement on and Under the Premises to provide water to the Initial Development (as hereinafter defined) and to treat wastewater from the Initial Development through the lines presently existing under the Premises, together with reasonable rights of access to repair such lines. Amelang Partners, Inc., at its sole cost and expense may, and hereby reserves the right, at Lessee's sole cost and expense, to relocate such lines to other locations on the Premises. The "Initial Development" is the 3,135 acre tract described in Deed of Trust and Security Agreement executed by Lessor to Barry E. Putterman, Trustee, filed under Clerk's File No. S319696, and recorded under Film Code Reference No. ###-##-#### in the Official Public Records of Real Property of Harris County, Texas, as amended to date.

8. QUIET ENJOYMENT. Lessee, upon payment the Annual Basic Rent and performing its other covenants and agreements herein set forth, will peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation, subject to the Permitted Title Exceptions. Lessor shall perform its obligations under the Enhanced Use Lease and the Ground Sublease and shall not agree to any termination thereof during the term of this Lease. In the event Lessor should default in timely payment of the rentals due under the Ground Sublease, Lessee may, at its option and in addition to any other remedies available to Lessee, make such payments on behalf of Lessor and receive credit for amounts so paid against rent due or to become due hereunder.

9. CONDITION OF PREMISES.

         9.1 Acceptance. By taking possession of the Premises, Lessee will be deemed to have accepted the Premises as being in good and acceptable order, condition, and repair, and in accordance with the requirements of this Lease. LESSOR MAKES NO REPRESENTATION OR WARRANTY AS TO THE CONDITION OF THE PREMISES OR AS TO THE USE OR OCCUPANCY WHICH MAY BE MADE THEREOF, EITHER EXPRESS OR IMPLIED. LESSEE WAIVES ANY AND ALL IMPLIED WARRANTIES OTHER THAN THE WARRANTY OF QUIET ENJOYMENT SET FORTH IN SECTION 8, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, HABITABILITY OR SUITABILITY FOR ANY INTENDED COMMERCIAL PURPOSES. LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES AND SHALL NOT IN ANY WAY BE LIABLE FOR ANY REPRESENTATIONS OR WARRANTIES, INCLUDING, WITHOUT LIMITATION, (A) THE DIMENSIONS, SIZE OR ACREAGE OF THE PREMISES; (B) THE CONDITION OF THE PREMISES OR ANY BUILDINGS, STRUCTURES OR IMPROVEMENTS THEREON OR THE SUITABILITY OF THE PREMISES FOR HABITATION OR FOR LESSEE'S INTENDED USE OR FOR ANY USE WHATSOEVER; (C) ANY APPLICABLE ENVIRONMENTAL, BUILDING, ZONING OR FIRE LAWS OR REGULATIONS OR WITH RESPECT TO COMPLIANCE THEREWITH OR WITH RESPECT TO THE EXISTENCE OF OR COMPLIANCE WITH ANY REQUIRED PERMITS, IF ANY, OR ANY GOVERNMENTAL AGENCY OR OTHER

THIRD PARTY; AND/OR (D) THE ABSENCE OF ANY HAZARDOUS OR TOXIC MATERIALS OR SUBSTANCES. LESSEE ACKNOWLEDGES TO LESSOR THAT LESSEE HAS HAD THE OPPORTUNITY TO FULLY INSPECT THE PREMISES, AND LESSEE ASSUMES THE RESPONSIBILITY AND RISKS OF ALL DEFECTS AND CONDITIONS, INCLUDING SUCH DEFECTS AND CONDITIONS, IF ANY, THAT CANNOT BE OBSERVED BY CASUAL INSPECTION.

         9.2 Regulation. Except as otherwise provided in this Lease, Lessee accepts the Premises in their condition existing as of the Commencement Date, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and Permitted Title Exceptions.

         9.3 Lease Termination. On the last day of the Term or on the sooner termination of this Lease, Lessee will surrender the Premises to Lessor in good condition and repair, normal wear and tear excepted.

         9.4 Ownership of Buildings, Improvements and Fixtures. Any buildings, improvements, additions, alterations and fixtures (except furniture and trade fixtures) constructed, placed or maintained on any part of the Premises during the Term are considered part of the real property of the Premises and must remain on the Premises and become Lessor's property when this Lease terminates. Lessee shall have the right to, from time to time, remodel, renovate and reconfigure, the Buildings provided that: (1) Lessee shall comply with all applicable laws and regulations pertaining to such activities including, without limitation, building and zoning ordinances, and (2) Lessee shall not materially alter the external appearance of the Buildings without Lessor's written consent, which consent will not be unreasonably withheld.

         9.5 Right to Remove Personal Property. Lessee may, at any time while it occupies the Premises, remove any furniture, machinery, equipment or other trade fixtures owned or placed by Lessee, its subtenants or licensee, in, under or on the Premises, or acquired by the Lessee, whether before or during the Term. Before this Lease terminates, Lessee must repair any damage to any buildings or improvements on the Premises resulting from use that causes damage beyond normal wear and tear, or from the removal of any such items. Any such items not removed at or before the date this Lease terminates will become Lessor's property on that date, except for those items which Lessor requires Lessee to remove, which shall remain the property of Lessee.

10. NOTICES. Any notice, demand or communication required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail, will be deemed given when deposited in the United States mail, registered or certified mail, postage prepaid, addressed to Lessee at the Premises, or to Lessor at 301 Congress Avenue, Suite 2025, Austin, Texas 78701. Either party may specify a different or additional address for notice purposes by written notice to the other, except that Lessor may in any event use the Premises as Lessee's sole address for notice purposes.

11. HOLDING OVER. If Lessee holds over after the expiration or earlier termination of the Term without the express written consent of Lessor, Lessee will become a lessee at sufferance only, at a rental rate equal to one hundred fifty percent (150%) of the Annual Basic Rent in effect upon the date of such expiration (prorated on a daily basis) and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Lessor of rent after such expiration or earlier termination will not result in a renewal of this Lease.

12. MAINTENANCE, REPAIRS AND ALTERATIONS.

         12.1 Lessee's Obligations. Lessee will, at Lessee's sole cost and expense, keep in good order, condition and repair the Premises and every part thereof, structural and nonstructural (whether or not such portion of the Premises requiring repair or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements, the age or quality of construction of such portion of the Premises) including, without limiting the generality of the foregoing, all plumbing, heating, ventilation, air conditioning (Lessee will procure and maintain, at Lessee's expense, a heating, ventilation and air conditioning system maintenance contract acceptable to Lessor), electrical, lighting facilities and equipment within the Premises, fixtures, walls (interior and exterior), foundations, ceiling, roofs (interior and exterior), floors, windows, doors, plate glass and skylights located within the Premises, and all landscaping (Lessee will procure and maintain, at Lessee's expense, a landscaping maintenance contract acceptable to Lessor), driveways, parking lots, fences and signs located on the Premises and sidewalks and parkways adjacent to the Premises. Lessor acknowledges that Lessor will charge no fees or expenses to Lessee for Lessor's overhead, services, or any other item, except to the extent that may be necessary to cure Lessee's defaults under express provisions of this Lease.

         12.2 Lessor's Rights. If Lessee fails to perform Lessee's obligations under this Article 12 or under any other article of this Lease, Lessor may, at its option (but is not required to), in addition to any other remedies available to Lessor, enter upon the Premises after ten (10) days prior written notice to Lessee (except in the case of an emergency, in which case no notice is required), perform such obligations on Lessee's behalf and put the same in good order, condition and repair, and the cost thereof together with interest at the rate described in paragraph 4.5 will become due and payable as additional rental to Lessor.

         12.3 Lessor's Obligations. Lessor has no obligation to either repair and maintain the Premises or the fixtures or improvements thereon or any equipment or other personal property therein, whether structural or nonstructural (all of which obligations are Lessee's), or to pay any other cost or expense whatsoever directly or indirectly relating to the construction, maintenance, repairs, renovation, reconstruction, management, leasing, operation or use of the Premises. Lessee waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

13. LIENS. Lessee will not permit any mechanic's, materialmen's or other lien to be filed against the interest of the United States Department of Veterans Affairs or Amelang Partners, Inc., or of Lessor in the Premises. Lessor has the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Lessor may, without waiving its rights and remedies based on such breach of this Lease by Lessee and without releasing Lessee from any of its obligations, cause such liens to be released by any means it deems proper, including payment in satisfaction of the claim giving rise to such lien. Lessee will pay to Lessor at once, upon notice by Lessor, any sum paid by Lessor to remove such liens, together with interest at the rate per annum described in paragraph 4.5 above. Lessor acknowledges that Lessee will create liens and security interests in Lessee's leasehold estate, and Lessor expressly consents to such liens and security interests.

14. BANKRUPTCY. If Lessee files a petition in bankruptcy under any provision of the Bankruptcy Code, or if Lessee is adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication has not been vacated within ninety
(90) days from the date of filing, or if a receiver or trustee is appointed of Lessee's property and the order appointing such receiver or trustee is not set aside or vacated within ninety (90) days after the entry thereof, or if Lessee makes a general assignment for the benefit of creditors, or if Lessee's interest in this Lease or a substantial portion of Lessee's assets located at the Premises are seized or attached and such seizure or attachment is not discharged within ninety (90) days, or if this Lease, by operation of law or otherwise, passes to any person or persons other than Lessee, then in any such event Lessor may terminate this Lease, if Lessor so elects, with or without notice of such election and with or without entry or action by Lessor. In addition to any and all rights and remedies allowed by law or equity, Lessor is, upon such termination, entitled to recover damages in the amount provided in paragraph 20.2.

15. INDEMNIFICATION. Lessee will indemnify, defend and hold Lessor and its officers, directors, agents and employees and the Department and its officers, employees and agents, harmless from all claims, demands, costs and expenses (including reasonable attorneys' fees) directly or indirectly arising from or in connection with the Premises, including the construction contemplated thereon. Lessee's use of the Premises or the conduct or its business or from any activity, work or thing done, permitted or suffered by Lessee in or about the Premises. Lessor will indemnify, hold harmless and defend Lessee and its officers, directors, agents, representatives and employees harmless from all claims, demands, costs and expenses (including reasonable attorney's fees) directly or indirectly arising from or in connection with the grossly negligent, willful or intentional acts or omissions of Lessor.

16. INSURANCE.

         16.1 Liability Insurance. Lessee will, at Lessee's expense, obtain and keep in force during the Term of this Lease, and any other period of occupancy hereof, insurance with companies acceptable to Lessor and in the minimum amounts of coverage, all as set forth in the insurance schedule below. Lessee will cause its insurer to name Lessor, Amelang Partners, Inc., and the Department as additional insureds on said insurance policies. Said insurance schedule is as follows:


                  (a) Worker's Compensation (including occupational disease) and Employer's Liability Insurance coverages which supply to all employees in accordance with the benefits afforded by the statutory Worker's Compensation Acts applicable to the State, Territory or District of hire, supervision or place of accident. Employer's liability limits must be at least $500,000.00, each accident; $500,000.00, disease, each employee; $500,000.00, disease, policy limit;

                  (b) Comprehensive General Liability Insurance will cover: the Premises, operations, products and completed operations, independent contractors, blanket contractual liability, and a cross liability provision, and contain an endorsement that "the insurance provided the Lessor will be primary and noncontributing with any other insurance available to the Lessor". The limits of said insurance will not, however, be less than One Million Dollars ($1,000,000.00) per occurrence and Two Million Dollars ($2,000,000.00) aggregate;

                  (c) Excess/Umbrella Liability Insurance will be required with a Two Million Dollar ($2,000,000.00) per occurrence limit; and

                  (d) A policy or policies of insurance covering loss or damage to the Premises in the amount of the full replacement value thereof, as the same may exist from time to time, but in no event less than the total amount required by lenders having liens on the Premises, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood, earthquake and special extended perils ("All Risk" as such term is used in the insurance industry).

                  (e) Lessee shall require Lessee's Contractor to obtain insurance coverage of such types and amounts that are standard for construction projects of this type and reasonably acceptable to Lessor, and all such policies shall name Lessor and the United States Department of Veterans' Affairs as additional insureds. Prior to commencement of construction, Lessee shall deliver to Lessor appropriate certificates evidencing such insurance coverage.

         16.2 Insurers. All insurance policies will be in a form reasonably satisfactory to Lessor and issued by insurance companies holding a "General Policyholders Rating" of at least A+XII, or such other rating as may be required by a lender having a lien on the Premises as set forth in the most current issue of "Best's Insurance Guide".

         16.3 Exemption of Lessor from Liability. None of the Lessor nor Amelang Partners, Inc. nor the Department will be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers or any other person in or about the Premises, nor will such parties be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from any event, natural or otherwise, including, without limiting the generality of the foregoing, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures.

         16.4 Insurance Policies. All insurance policies obtained by Lessee will:

                  (a) Provide for waiver of subrogation releasing Lessor and Amelang Partners, Inc. from any claims for damage to any persons or property in or about the Premises or any other insured risk and contain all endorsements for Lessor's or Lessee's insurance company which may be necessary or required to effect this waiver of subrogation (except that this Section 16.4(a) will not apply to workers' compensation insurance policies);

                  (b) Provide that such policy may not be canceled, reduced in coverage or amount, or amended in any manner for any reason whatsoever except after at least thirty (30) days prior written notice to Lessor and Lessor's lender, if any;

                  (c) Within ten (10) days after execution of this Lease, and thereafter, upon demand at any time during the Term, Lessee will deliver to Lessor copies of policies or certificates of insurance evidencing existence of the amounts and forms of coverage and proof of payment satisfactory to Lessor; and

                  (d) Lessee will, at least ten (10) days prior to the expiration of the policies required hereunder, furnish Lessor with renewal policies or certificates or "binders" thereof. Failure to do so may result in Lessor ordering such insurance and charging the cost to Lessee as additional rent, or may, in Lessor's sole discretion, constitute a default under this Lease. If Lessor does obtain any insurance that is the responsibility of Lessee under this Lease, Lessor will deliver to Lessee a written statement setting forth the cost of such insurance and showing in reasonable detail the manner in which it has been computed.

17. DAMAGE OR DESTRUCTION.

         17.1 Definitions.

                  (a) "PREMISES PARTIAL DAMAGE" means damage or destruction to the Premises to the extent that the cost of repair is less than twenty-five percent (25%) of the then replacement cost of the Premises;

                  (b) "PREMISES BUILDING PARTIAL DAMAGE" means damage or destruction to the building, if any, constructed on the Premises to the extent that the cost of repair is less than twenty-five percent (25%) of the then replacement cost of such building as a whole;

                  (c) "PREMISES TOTAL DESTRUCTION" means damage or destruction to the Premises to the extent that the cost of repair is twenty-five percent (25%) or more of the then replacement cost of the Premises;

                  (d) "PREMISES BUILDING TOTAL DESTRUCTION" means damage or destruction to the building, if any, constructed on the Premises to the extent that the cost of repair is twenty-five percent (25%) or more of the then replacement cost of such building as a whole; and

                  (e) "INSURED LOSS" means damage or destruction which was caused by an event required to be covered by any of the insurance described in
Article 16 and for which the insurance proceeds of such policies are sufficient to pay the full cost to repair, excluding any deductible amounts.

         17.2 Partial Damage. Subject to the provisions of paragraphs 17.3 and 17.4, if there is damage which is an Insured Loss and which is classified as either Premises Partial Damage or Premises Building Partial Damage, then Lessee will, utilizing only insurance proceeds, repair such damage, as soon as reasonably possible, and this Lease will continue in full force and effect without any abatement of rent.

         17.3 Total Destruction. If there is damage, whether or not an Insured Loss (including destruction required by any authorized public authority), which is classified as either Premises Total Destruction or Premises Building Total Destruction, Lessee shall have the option to either: (a) terminate this Lease as of the date of such total destruction, in which event all insurance proceeds will be payable solely to Lessee, and Lessor waives any and all claims to such insurance proceeds, or (b) repair the Premises as soon as reasonably possible, in which event this Lease will continue in full force and effect.

         17.4 Damage Near End of Term. If at any time during the last twelve
(12) months of the Term (including any renewals or extensions) of this Lease there is damage, whether or not an Insured Loss, which is classified as either Premises Partial Damage or Premises Building Partial Damage, either party may, at its option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the other party of its election to do so within thirty (30) days after the date of occurrence of such damage in which event all insurance proceeds will be payable solely to Lessee, and Lessor waives any and all claims to such insurance proceeds.

         17.5 Demolition and Removal. If pursuant to Section 17.3 or 17.4 either party elects to terminate the Lease, then Lessee shall demolish and remove the damaged Buildings and improvements and restore the Premises as nearly as reasonably possible to their original condition.

18. REAL PROPERTY TAXES

         18.1 Payment of Taxes. Lessee will pay the real property tax, as defined in paragraph 18.2, applicable to the Premises and all personal property taxes during the Term. All payments will be made at least ten (10) days prior to the due date. Lessee will, within five (5) days after payment, furnish Lessor with satisfactory evidence that such real property taxes have been paid. If any real property taxes paid by Lessee covers any period of time prior to or after the expiration of the Term,

Lessee's share of such real property taxes will be equitably prorated to cover only the period of time within the tax year during which this Lease was in effect, and Lessor will reimburse Lessee to the extent required. If Lessee fails to pay any such real property taxes, Lessor has the right to pay the same, in which case, Lessee will repay such amounts to Lessor on the due date of Lessee's next rent installment, together with interest at the rate described in paragraph 4.4.

         18.2 Definition of "Real Property Tax". The term "real property tax" means all ad valorem taxes and assessments upon the real property constituting the Premises, including city, county, and state and all other ad valorem taxes, existing now or in the future.

19. UTILITIES AND MAINTENANCE. Lessee will pay for all water, gas, heat, light, power, telephone, waste removal, sewer and other utilities and services supplied to the Premises including the cost of bringing utilities to the Premises and any tap or connection fees, together with any taxes thereon. Lessee will also pay for all maintenance and repair of the entire premises, both interior and exterior.

20. DEFAULTS AND REMEDIES.

         20.1 The occurrence of any one or more of the following events constitutes a default by Lessee:

                  (a) the abandonment of the Premises by Lessee. Abandonment is defined to mean failure of Lessee to keep the Premises (including grounds and landscaping) clean for ten (10) consecutive business days or longer, or for fifteen (15) or more days in any month, after notice and opportunity to cure as provided in Section 20.1(c) below;

                  (b) the failure by Lessee to make any payment of rent or additional rent, or any other payment required to be made by Lessee hereunder, as and when due if such failure continues for a period of ten (10) days after Lessor gives notice of such failure; and

                  (c) the failure by Lessee to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Lessee other than specified in Paragraph 20.1(b) above, and such failure continues for thirty (30) days after written notice thereof from Lessor to Lessee. Any such notice will be in lieu of and not in addition to any notice required under applicable state statutes regarding unlawful detainer actions. If the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee will not be deemed to be in default if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion, which completion must occur within a reasonable period of time, considering the nature of the particular default in question.

         20.2 Upon the occurrence of any event of default, Lessor has the option to pursue any one or more of the following remedies without any notice or demand:

                  (a) Without declaring the Lease terminated, Lessor may terminate Lessee's right to possession of the Premises and enter upon and take possession of the Premises by picking and changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the Premises without being liable for any claim for damages, and relet the Premises on behalf of Lessee and receive the rent directly by reason of the reletting. Lessee agrees to pay Lessor on demand any deficiency that may arise by reason of any reletting of the Premises; further Lessee agrees to reimburse Lessor for any expenditures made by it in order to relet the Premises, including, but not limited to, brokerage fees, remodeling and repair costs; or

                  (b) Without declaring the Lease terminated, Lessor may terminate Lessee's right to possession of the Premises and enter upon the Premises by picking and changing locks if necessary without being liable for any claim for damages, and do whatever Lessee is obligated to do under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in effecting compliance with Lessee's obligations under this Lease. LESSEE AGREES THAT LESSOR WILL NOT BE LIABLE FOR ANY DAMAGES RESULTING TO LESSEE FROM EFFECTING COMPLIANCE WITH LESSEE'S OBLIGATIONS UNDER THIS LEASE CAUSED BY THE NEGLIGENCE OF LESSOR, OR OTHERWISE; or

                  (c) Lessor may terminate this Lease, in which event Lessee will immediately surrender the Premises to Lessor, and if Lessee fails to surrender the Premises, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the Premises without being liable for any claim for damages. Lessee agrees to pay on demand the amount of all loss and damages which Lessor may suffer by reason of the termination of this Lease under this section, including, without limitation, loss and damage due to failure of Lessee to maintain and repair the Premises as required hereunder and/or due to the inability to relet the Premises on satisfactory terms or otherwise. This Lease may be terminated by Lessor only by mailing or delivering written notice of such termination to Lessee, and no other act or omission of Lessor will be construed as a termination of this Lease.

                  (d) If Lessor exercises its remedy to lock out Lessee in accordance with any provision of this Lease, Lessee agrees that no notice is required to be posted by Lessor on any door to the Premises (or elsewhere) disclosing the reason for such action or any other information, and that Lessor is not obligated to provide a key to the changed lock to Lessee unless Lessee has:

                           (i) brought current all payments due to Lessor under
                  this Lease (unless Lessor has permanently repossessed the Premises or terminated this Lease, in which event payment of all past due amounts will not obligate Lessor to provide a key);

                           (ii) fully cured and remedied to Lessor's
                  satisfaction all other defaults of Lessee under this Lease (unless Lessee has abandoned or vacated the Premises, in which event Lessor will not be obligated to provide the new key to Lessee under any circumstances); and

                           (iii) provided Lessor with an additional security
                  deposit and assurances satisfactory to Lessor that Lessee intends to and is able to meet and comply with its future obligations under this Lease, both monetary and nonmonetary.

THE PROVISIONS OF THIS PARAGRAPH 20.2(d) ARE INTENDED TO OVERRIDE AND SUPERSEDE ANY CONFLICTING PROVISIONS OF THE TEXAS PROPERTY CODE OR ANY SIMILAR LAW IN ANY OTHER STATE, AND ANY AMENDMENTS OR SUCCESSOR STATUTES THERETO, AND OF ANY OTHER LAW, TO THE MAXIMUM EXTENT PERMITTED BY THE LAW.

21. CONDEMNATION. If more than either thirty percent (30%) of the floor area of either Building located on the Premises or fifty percent (50%) of the land area of the Premises which is not occupied by any building is taken by power of eminent domain (herein called "condemnation"), Lessee may, at Lessee's option, to be exercised in writing only within thirty (30) days after Lessor has given Lessee written notice of such taking (or in absence of such notice, within thirty (30) days after the condemning authority has taken possession), terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease and the obligation to pay rent will remain in full force and effect, except that rent will be reduced to the same proportion that the floor area of the Buildings on the Premises bears to the original floor area of the Buildings on the Premises. No reduction of rent will occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power will be first allocated to Lessee up to the replacement cost of the Buildings and other improvements on the Premises, and then equitably allocated to Lessor and Lessee in proportion to the value of their respective leasehold interests, whether such award is made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages, or for the bonus value or market value of this Lease, or for the value of any option to extend the term of this Lease or to purchase the Premises; provided, however, that Lessee is entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property, provided such award is separately made. If this Lease is not terminated by reason of such condemnation, Lessee, to the extent of severance damages received by Lessee in connection with such condemnation, will repair any damage to the Premises caused by such condemnation, except to the extent that Lessor has been reimbursed therefor by the condemning authority. Lessee will pay any amount in excess of such severance damages required to complete such repair.

22. ESTOPPEL CERTIFICATE. Within ten (10) days following any written request which Lessor or Lessee may make to the other from time to time, the requested party will execute and deliver to the requesting party a statement certifying
(i) the date of commencement of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, and stating the date and nature of such modifications); (iii) the date to which the rental and other sums payable under this Lease have been paid; (iv) that there are no current defaults under this Lease by either Lessor or Lessee, except as specified in the statement; and (v) such other matters reasonably requested. Lessor and Lessee intend that any statement delivered pursuant to this Paragraph 22 may be relied upon by any underwriter, mortgagee, beneficiary, purchaser or prospective purchaser of the Premises or any interest herein or any other party with whom the requesting party may contemplate conducting a business transaction.

23. GOVERNING LAW. This Lease will be governed by and construed pursuant to the laws of the state in which the Premises are located.

24. SUCCESSORS AND ASSIGNS. All of the covenants, conditions and provisions of this Lease are binding upon and will inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

25. ATTORNEYS' FEES. If a party defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease, the other party places in the hands of an attorney the enforcement of all or any part of the defaulting party's obligations under this Lease, including the recovery of possession of the Premises, the defaulting party shall pay the non-defaulting party's costs of collection, including reasonable attorneys' fees, whether suit is actually filed or not.

26. PERFORMANCE BY LESSEE. All covenants and agreements to be performed by Lessee under any of the terms of this Lease will be performed by Lessee at Lessee's sole cost and expense, and without any abatement of rent.

27. MORTGAGE PROTECTION. In the event of any default on the part of Lessee, Lessor will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering Lessee's interest in the Premises whose address has been furnished to Lessor, and offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure, but in no event shall beneficiary or mortgagee be given more than ninety (90) days to effect such cure.

28. WAIVER. The waiver by Lessor of any breach of any term, covenant or condition herein contained will not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor will any custom or practice established between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of Lessor to insist upon the performance by Lessee in strict accordance with the terms of this Lease.

The subsequent acceptance of rent by Lessor will not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

29. TERMS AND HEADINGS. The words "Lessor" and "Lessee" as used herein include the plural as well as the singular. Words used in any gender include other genders.

30. TIME. Time is of the essence with respect to the performance of every provision of this Lease.

31. PRIOR AGREEMENT; AMENDMENTS. This Lease contains all of the agreements of the parties with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter will be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

32. SEPARABILITY. Any provision of this Lease which proves to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provision will remain in full force and effect.

33. AUTHORITY. Each person executing this Lease on behalf of a party represents and warrants that he has been duly authorized by appropriate action of such party. Lessee agrees to provide to Lessor such information or documents as Lessor may reasonably request in connection with the foregoing.

34. LESSOR'S ACCESS . Lessor and Lessor's agents have the right upon reasonable advance notice (except in case of an emergency, when no notice shall be required) to enter the Premises at reasonable times for the purpose of inspecting the same.

35. SIGNS. All signs will comply with rules and regulations established by Lessor, as they may be modified from time to time. Lessee will not place any signs or other display materials in or about the Premises, if such sign is visible from the exterior of the Premises, without Lessor's prior written consent, which will not be unreasonably withheld. Any signs or display materials violating this provision may be removed and destroyed by Lessor without compensation to Lessee.

36. PARTY'S LIABILITY. If a party recovers a money judgment against the other party for acts or failures to act which in any way relate to this Lease, such judgment will be satisfied only out of the right, title and interest of such party in the Premises as the same may then be encumbered, and neither party nor any person or entity comprising a party will be liable for any deficiency. Neither Lessor nor Lessee shall have the right to levy execution against any property of the other nor any person or entity comprising the other party other than to levy against the other party's interest in the Premises.

37. SUBORDINATION AND ATTORNMENT. This Lease will be subordinate to the Enhanced-Use Lease, now on the real property of which the Premises are a part. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises will not be disturbed if Lessee is not in default and so long as Lessee pays the rent and observes and performs all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. In the event of any sale or assignment of the Premises, Lessee will attorn to the purchaser and recognize such purchaser as Lessor hereunder.

38. MODIFICATION FOR LENDER. If in connection with obtaining construction, interim or permanent financing for the Buildings or other improvements on the Premises, the lender requests reasonable modifications to this Lease as a condition to such financing, Lessor will not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially increase the obligations of Lessor or materially adversely affect the leasehold interest created or Lessor's rights hereunder.

39. ASSIGNMENT AND SUBLETTING. Lessee will not either voluntarily or by operation of law assign, sell, encumber, pledge or otherwise transfer all or any part of Lessee's leasehold estate hereunder or permit the Premises to be occupied by anyone other than Lessee, or sublet the Premises or any portion thereof without Lessor's prior written consent in each instance, which consent may not be unreasonably withheld, except that Lessor's consent shall not be required if: the assignee or sublessee in any such instance shall undertake in writing to (1) assume this Lease and all of Lessee's duties, liabilities and obligations hereunder, including, without limitation, the obligation to maintain the Premises, including exterior grounds and landscaping, in a clean and attractive manner, (2) refrain from altering the exterior elevation, appearance or color of the Buildings without Lessor's written consent, (3) operate the Buildings only for a use or uses consistent and compatible with, and which will not detract from, the then existing uses of the buildings located on the surrounding real property which is also subject to the VA Lease Agreement, as determined by Lessee in its reasonable discretion. In the event that any proposed sublessee or assignee demonstrates the financial ability, as determined by Lessor in its reasonable discretion, to operate the Premises and to perform Lessee's obligations in accordance with the terms and provisions of this Lease (including payment of rent hereunder), and if such proposed sublessee or assignee undertakes in writing to perform all such obligations remaining to be performed after the effective date of the proposed sublease or assignment, then Lessee shall upon the effective date of such assignment be released from all of its obligations remaining to be performed under this Lease to be performed after the effective date of the proposed sublease or assignment, in which event Lessee shall have no further liability or obligation under this Lease except for those obligations to be performed up to and through the effective date of such sublease or assignment; otherwise no subletting or assignment, even with the consent of Lessor, will relieve Lessee of its obligation to pay the rent and perform all the other obligations to be performed by Lessee hereunder. In no event will payment of rent be delayed or abated in connection with any proposal to sublet or assign this Lease. Consent by Lessor to one or more assignments of this Lease or to one or more sublettings of the Premises will not operate to exhaust Lessor's rights under this Article. Lessee agrees to reimburse Lessor for Lessor's reasonable costs and attorneys' fees incurred in conjunction with the processing and documentation of any such assignment, subletting, transfer, change of ownership or hypothecation of this Lease. The acceptance of rent by Lessor from any other person will not be deemed to be a waiver by Lessor of any provision of this Lease or to be a consent to any assignment or subletting where consent is necessary. Any other provision hereof notwithstanding neither sale or transfer of Lessee's corporate stock, nor purchase by a mortgagee or purchaser at a foreclosure sale shall require Lessor's consent.

40. HOLD HARMLESS. THE DEPARTMENT AND LESSOR WILL NOT BE LIABLE TO LESSEE'S EMPLOYEES, AGENTS, INVITEES, LICENSEES OR VISITORS OR TO ANY OTHER PERSON FOR THE DEATH OF ANY PERSON, AN INJURY TO PERSON OR DAMAGE TO PROPERTY ON OR ABOUT THE PREMISES LESSEE HEREBY WAIVING AND RELEASING LESSOR FROM ANY AND ALL CLAIMS FOR DAMAGE, INJURY OR DEATH. LESSEE AGREES TO INDEMNIFY AND HOLD HARMLESS LESSOR AND THE DEPARTMENT OF AND FROM ANY LOSS, ATTORNEYS' FEES, EXPENSES OR CLAIMS ARISING OUT OF ANY DEATH, DAMAGE OR INJURY OCCURRING IN OR ON THE PREMISES.

41. LIMITATION OF WARRANTIES. LESSOR AND LESSEE EXPRESSLY AGREE THAT THERE ARE AND WILL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE (EXCEPT FOR THE WARRANTY OF QUIET ENJOYMENT SET FORTH IN SECTION 8), AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

42. LESSOR'S LIEN. Lessor hereby expressly and unconditionally waives any and all liens which Lessor may have, whether contractual, statutory, constitutional, or at common law, against any goods, wares, equipment, furniture, inventory, accounts, fixtures, contract rights, and other property of Lessee now or hereafter situated on the Premises. Lessor will, upon request by Lessee, certify its waiver of all such liens to Lessee's lenders, vendors and others with whom Lessee proposes to conduct business.

43. HAZARDOUS WASTE.

         43.1 The term "Substances" as used in this Lease means pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use, storage, handling, disposal, transportation or removal of which is regulated, restricted, prohibited or penalized by any "Environmental Law". "Environmental Law" means any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment and shall specifically include, but not be limited to, any "hazardous substance" as that term is defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and any amendments or successors in function thereto. Lessee agrees that (i) no activity will be conducted on the Premises that will use or produce any Substance, except for such activities that are part of the ordinary course of Lessee's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws; Lessee is responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (ii) the Premises will not be used in any manner for the storage of any Substances, except for the storage of such materials that are used or produced in the ordinary course of Lessee's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws; Lessee is responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the Premises will be used as a landfill or a dump;
(iv) Lessee will not install any underground tanks of any type; (v) Lessee will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; and (vi) Lessee will not permit any Substances to be brought onto the Premises, except for the Permitted Materials or upon any written permission from Lessor, and if so brought or found located thereon, the same will be immediately removed, with proper disposal, and all required cleanup procedures will be diligently undertaken pursuant to all Environmental Laws.

         43.2 Lessor or Lessor's representative has the right, but not the obligation to enter the Premises for the purpose of inspecting the storage, use and disposal of Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Lessor's reasonable opinion, that said Permitted Materials are being improperly stored, used or disposed of, then Lessee will immediately take such corrective action as required by Lessor. Should Lessee fail to take such corrective action within twenty-four (24) hours, Lessor will have the right to perform such work, and Lessee will promptly reimburse Lessor for any and all costs associated with said work and compensate Lessor for any other damages which Lessor may sustain which result, in whole or in part, from the failure of Lessee to take such corrective action. If at any time during or after the Term of this Lease the Premises are found to be contaminated or subject to said conditions, Lessee will diligently institute proper and thorough cleanup procedures at Lessee's sole cost, and Lessee agrees to indemnify and hold Lessor harmless from all claims, demands, actions, liabilities, costs, expenses, damages, finds, reimbursement, restitution, response costs, clean up costs and obligations (including investigative responses and attorneys' fees) of any nature arising from or as a result of the use of the Premises by Lessee. The foregoing indemnification and the responsibilities of Lessee will survive the termination or expiration of this Lease.

         43.3 On a date not more than thirty (30) days nor less than five
(5) days prior to the termination of the Term of this Lease, Lessee will, at its sole cost and expense, cause to be prepared and delivered to Lessor a Phase I Environmental Risk Analysis and Asbestos Survey of the Premises, prepared by a firm reasonably acceptable to the Lessor, which analysis will describe and evaluate the environmental condition of the Premises as of a date not more than sixty (60) days prior to the termination of the Term of this Lease.

44. BROKERS. Lessee and Lessor each warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease. Lessee and Lessor each knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. If Lessee or Lessor has dealt with any other person, firm or real estate broker with respect to leasing the Premises, such party will be solely responsible for the payment of any fee due said person or firm, and will hold the other party free and harmless from any liability in respect thereto, including attorneys' fees and costs.

45. TITLE, GROUND LEASE. Lessor's interest in the Premises is a leasehold estate and interest existing or created under the Enhanced Use Lease. This Lease is subject to all terms and provisions of the Enhanced Use Lease. Lessor warrants that: (a) the Enhanced Use Lease remains in full force and effect and is valid and binding upon the Lessor and Lessee thereunder, (b) Lessor is not in default under the Enhanced Use Lease, and no circumstances exist which, with the mere passage of time, will constitute a default on the Enhanced Use Lease, and (c) there are no liens, encumbrances, easements, restrictions, reservations or other matters affecting title except as listed on Exhibit "B" attached hereto.

46. LESSEE'S RIGHT TO TERMINATE. Lessee may at any time upon sixty (60) days written notice to Lessor terminate this Lease provided that upon termination Lessee will pay to Lessor in cash the entire net present value of all unpaid monthly installments of rent contracted to be paid through the Term of this Lease (not including any extensions which Lessee has not yet exercised), discounted at an interest rate equal to the "Prime Rate" as set forth in the "Money Rates" section of the Wall Street Journal on the nearest date preceding the date of Lessee's notice to terminate, plus three percentage points. For example, if the Prime Rate as published in the "Money Rate" section of the Wall Street Journal on the date immediately preceding the date of Lessee's notice to terminate is seven (7%) percent, then the discount rate for purposes of determining net present value will be ten (10%) percent per annum.

47. SURVIVAL. Sections 9.3, 9.4, 9.5, 11, 15, 16.3, 17.5, 18.1, 25, 40, 41,
and 43 (HAZARDOUS WASTE) shall survive expiration or other termination of the Lease.

48. INTENTIONALLY OMITTED.

49. THIRD PARTY BENEFICIARY. Lessee acknowledges and agrees that Sections 2.1, 16.3, 40 and 45 are expressly for the benefit of Lessor and the Department, and may be enforced by Lessor and the Department.

         SIGNED AND AGREED TO this the 23rd day of November, 1998, but effective for all purposes as of the date reflected in Article 1 above.

                                   LESSOR
                                   TMX REALTY CORPORATION

                                   By:   /s/ JAMES W. ALBRECHT, JR.
                                      ------------------------------------------
                                             James W. Albrecht, Jr.
                                        Its Chief Financial Officer
                                           -------------------------------------

SIGNED AND AGREED TO this the 23rd day of November, 1998.

                                        LESSEE:
                                        INTROGEN THERAPEUTICS, INC.


                                        By:  /s/ JAMES W. ALBRECHT, JR.
                                             -----------------------------------
                                                  Its Chief Financial Officer
                                                      --------------------------



Exhibit A--Subleased Premises (2.619 Acres)
Exhibit B--Omitted
Exhibit C--Plans
Exhibit D--Specifications


THE STATE OF TEXAS       )
                         )
COUNTY OF HARRIS         )

     BEFORE ME, the undersigned authority, on this day personally appeared James
W. Albrecht, Jr., the Chief Financial Officer of TMX REALTY CORPORATION, a
Texas corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said corporation.

     GIVEN under my hand and seal of office on this the 23rd day of November, 1998.

[SEAL]                                       /s/ TIA M. STOVALL-ARTISST
                                             -----------------------------------
                                             Notary Public, State of Texas

THE STATE OF TEXAS       )
                         )
COUNTY OF HARRIS         )

     BEFORE ME, the undersigned authority, on this day personally appeared James
W. Albrecht, Jr., the Chief Financial Officer of INTROGEN THERAPEUTICS, INC., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said corporation.

     GIVEN under my hand and seal of office on this the 23rd day of November, 1998.

[SEAL]                                       /s/ TIA M. STOVALL-ARTISST
                                             -----------------------------------
                                             Notary Public, State of Texas

                            LEASEHOLD DEED OF TRUST

THE STATE OF TEXAS       )
                         )    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS         )


     THAT THE UNDERSIGNED, TMX REALTY CORPORATION, a Delaware corporation (hereinafter called "Grantors", whether one or more), whose mailing address is 301 Congress Avenue, Suite 1850, Austin, Texas 78701, for and in consideration of the debt hereinafter described, have granted, bargained, sold and conveyed, and by these presents do grant, bargain, sell and convey, in trust, unto JOHN
E. PHILLIPS of Harris County, Texas, as Trustee, and unto his successors in the trust hereby created and unto his or their assigns and the heirs of such assigns (all of whom are hereinafter called "Trustee"), forever, all Grantor's subleasehold estate in that certain tract of land (the "Real Property") described in Exhibit "A" attached hereto and made a part hereof for all purposes. To have and to hold unto Trustee and his substitutes, successors and assigns said subleasehold estate in the property described in Exhibit "A" which subleasehold estate was created pursuant to and by virtue of that certain Amended and Restated Ground Sublease Agreement (the "Ground Sublease") dated effective September 24, 1998, executed by INTROGEN THERAPEUTICS, INC., a Delaware corporation, as Ground Sublessee (herein so called) and AMELANG PARTNERS, INC., as Ground Sublessor (herein so called), together with any and all buildings and improvements of every kind and character now or hereafter situated or placed thereon (including, but not limited to, any and all plumbing, electrical, heating, cooling and other fixtures, equipment and appliances necessary for the use and operation of the buildings), and all replacements of and additions thereto, and all of Grantors' rights with respect to utility capacity, utilities and utility taps, wastewater capacity, proceeds arising from any claim pursuant to any policy of title insurance covering the leasehold in the Real Property and all and singular the rights, privileges, hereditaments, appurtenances, rents, revenues, profits and income thereunto now or hereafter incident or belonging thereto but excluding all of the Property described on Exhibit "B" (collectively referred to herein as the "Mortgaged Property"), forever and Grantors do hereby bind themselves, their heirs, successors, assigns and legal representatives to warrant and forever defend, all and singular the Mortgaged Property unto the Trustee, his substitutes or successors and assigns forever, against the claim or claims of all persons to claim the same or any part thereof. It is hereby agreed that to the extent permitted by law all of the Mortgaged Property is to be deemed and held to be a part of and affixed to the realty. By assignment and assumption of lease dated November 23, 1998, Ground Sublessee assigned all of its rights, title and interest as Ground Sublessee in and to the Ground Sublease to Grantor. Such assignment and assumption was consented to by Amelang Partners, Inc. ("Ground Sublessor") and Ground Lessor (as hereinafter defined) by instrument dated November 23, 1998. The Ground Sublessor is the lessee pursuant to that certain Enhanced-Use Lease dated August 25, 1993, as amended, (the "Enhanced-Use Lease") wherein the United States Department of Veteran Affairs is the Ground Lessor (herein so called).

     This conveyance is made in trust, however, to secure and enforce the payment of a promissory note (hereinafter referred to as "Note", whether one or more) of even date herewith, executed by Grantors, payable to the order of RIVERWAY BANK (hereinafter called "Beneficiary"), whose mailing address is Five Riverway, Houston, Texas 77056, in the principal amount of $6,000,000, bearing interest and being payable as provided therein.

     This Deed of Trust shall secure, in addition to the Note, all funds hereafter advanced by Beneficiary to or for the benefit of Grantors, as contemplated by any covenant or provision herein contained or for any other purpose, and all other indebtedness, of whatever kind or character, owing or which may hereafter become owing by Grantors to Beneficiary, whether such indebtedness is evidenced by note, open account, overdraft, endorsement, surety agreement, guaranty or otherwise, it being contemplated that Grantors may hereafter become indebted to Beneficiary in further sum or sums. All indebtedness secured hereby shall be payable in Harris County, Texas, until Beneficiary gives written notice to Grantors designating another place of payment; and unless otherwise provided in the instrument evidencing said indebtedness, shall bear interest at the maximum non-usurious rate allowed by applicable law. If the Note or any other indebtedness secured hereby shall be collected by legal proceedings or through a probate or bankruptcy court or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiration of time or by the option given to the Beneficiary to mature same, Grantors agree that all attorney's or collection fees as provided for in the Note shall be paid by Grantors and shall be a part of the indebtedness secured hereby. This Deed of Trust shall also secure all renewals, rearrangements and extensions of any of the indebtedness secured hereby.

     Better to secure payment of said indebtedness, Grantors do hereby jointly and severally covenant and agree with the Beneficiary and with the Trustee as follows:

     (1) Grantors will pay all of the indebtedness secured hereby, together with the interest and other appurtenant charges thereon, when the same shall become due in accordance with the terms of the Note or other instruments evidencing said indebtedness or evidencing any renewal or extension of the same or any part thereof.

     (2) Grantors have, in their own right, good and marketable leasehold title to the Mortgaged Property, which is free from encumbrance superior to the liens and security interests hereby created unless otherwise herein provided and have full right and authority to make this conveyance. Grantors shall at all times comply with and perform all obligations under any applicable laws, statutes, regulations, covenants, restrictions or ordinances relating to the Mortgaged Property.

     (3) Grantors will keep all buildings and other property covered by this Deed of Trust insured against fire, lightning, tornado, hail, explosion and against such other risks as Beneficiary may require, all in amounts approved by Beneficiary. In addition to the above required insurance, Grantors will keep all buildings and other property covered by this Deed of Trust and all personal property covered hereby or covered by any other instrument securing payment of the Note insured for the term of the Note with flood insurance in an amount at least equal to the outstanding principal of the Note or to the maximum limit of coverage made available with respect to the particular type of property under the National Flood Insurance Act of 1968, whichever is less. Such flood insurance is required hereunder only when such property is located or to be located in an area that has been identified by the Secretary of Housing and Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968. Such insurance is to be written in form and in companies acceptable to the Beneficiary with mortgagee clauses of standard form in favor of Beneficiary and will deliver the policies of insurance to the Beneficiary promptly as issued; and, in case the Grantors fail so to do, Beneficiary, at its option, may procure such insurance at Grantors' expense. All renewal and substitute policies of insurance shall be delivered at the office of Beneficiary, premiums paid, at least ten (10) days before termination of policies theretofore delivered to Beneficiary. All policies shall provide, by way of riders, endorsements or otherwise, that the insurance provided thereby shall not be terminated, reduced or otherwise limited, regardless of any breach of the representations and agreements set forth therein and that the interest of the Beneficiary will not be invalidated by any act or omission of the Grantors and that no such policy shall be canceled, endorsed or amended to any extent unless the issuer thereof shall have first given Beneficiary at least fifteen (15) days prior written notice. In case Grantors fail to furnish such policies, Beneficiary, at its option, may procure such insurance at Grantors' expense. In case of loss, Beneficiary, at its option, shall be entitled to receive and retain the proceeds of the insurance policies, applying the same toward payment of said indebtedness as Beneficiary shall see fit or, at Beneficiary's option, Beneficiary may pay the same over wholly or in part to Grantors for the repair of said building or buildings or for the erection of a new building or buildings in their place or for any other purpose satisfactory to Beneficiary, but Beneficiary shall not be obligated to see to the proper application of any amount paid over to Grantors. If Beneficiary elects to allow payment of all or part of such proceeds to Grantors, such payments shall be disbursed on such terms and subject to such conditions as Beneficiary may specify. Should Beneficiary elect to allow Grantors to repair such damage, Grantors agree that, regardless of whether any insurance proceeds payable to them are sufficient to pay the costs of repair and restoration of the Mortgaged Property, Grantors shall promptly commence and carry out the repair, replacement, restoration and rebuilding of any and all of the Mortgaged Property damaged or destroyed by fire or other casualty so as to return same, to the extent practicable, to its condition immediately prior to such damage to or destruction thereof. Grantors shall not permit or carry on any activities within or relating to the Mortgaged Property that is prohibited by the terms of any insurance policy covering any part of the Mortgaged Property or which permits cancellation of or increase in the premium payable for any insurance policy covering any part of the Mortgaged Property. In the event of a foreclosure of this Deed of Trust, the purchaser of the Mortgaged Property shall succeed to all the rights of Grantors, including any right to unearned premiums, in and to all policies of insurance assigned and delivered to Beneficiary pursuant to the provisions of this Deed of Trust. Regardless of the types or amounts of insurance required and approved by Beneficiary, Grantors shall assign and deliver to Beneficiary all policies of insurance that insure against any loss or damage to the Mortgaged Property as collateral and further security for the payment of the Note and any other indebtedness secured hereby. Grantors shall also obtain and maintain in force and effect such liability and other insurance policies and protection as Beneficiary may from time to time specify.

     (4) Grantors will pay all taxes and assessments against the Mortgaged Property including, without limitation, all taxes in lieu of ad valorem taxes as the same become due and payable. In the event of the passage after date of this Deed of Trust of any law by the State of Texas deducting from the Mortgaged Property for the purposes of taxation any lien thereon or changing in any way the laws now in force for the taxation of mortgages, deeds of trust or indebtedness secured thereby for the State or local purposes or the manner of the operation of any such taxes so as to affect the interest of Beneficiary, then, and in such event, Grantors shall bear and pay the full amount of such taxes. If Grantors fail to pay any such taxes and assessments including, without limitation, taxes in lieu of ad valorem taxes and taxes against this Deed of Trust or said indebtedness secured hereby, Beneficiary may pay the same, together with all costs and penalties thereon, at Grantors' expense; provided, however, that if, for any reason, payment by Grantors of any such new or additional taxes would be unlawful or if the payment thereof would constitute usury or render said indebtedness wholly or partially usurious under any of the terms or provisions of the Note or this Deed of Trust or otherwise, Beneficiary may, at its option, declare the indebtedness secured hereby, with all accrued interest thereon, to be immediately due and payable or Beneficiary may, at its option, pay the amount or portion of such taxes as renders the indebtedness secured hereby unlawful or usurious, in which event Grantors shall concurrently therewith pay the remaining lawful and non-usurious portion or balance of said taxes.

     (5) All judgments, decrees, awards or payment for injury or damage to the Mortgaged Property and all awards pursuant to proceeding for condemnation thereof, including interest thereon, are hereby assigned in their entirety to the Beneficiary, who may apply the same first to reimbursement of all costs and expenses incurred by Beneficiary in connection with such condemnation proceeding and the balance to the indebtedness secured hereby in such manner as it may elect; and Beneficiary is hereby authorized, in the name of Grantors, to execute and deliver valid acquittances for and to appeal from any such award, judgment or decree. Grantors shall promptly notify Beneficiary of the institution or threatened institution of any proceeding for the condemnation of any of the Mortgaged Property. Beneficiary shall have the right to participate in any such condemnation proceeding.

     (6) If, while this trust is in force, the title of the Trustee to the Mortgaged Property or any part thereof shall be endangered or shall be attached directly or indirectly, Grantors hereby authorize the Beneficiary, at Grantors' expense, to take all necessary and proper steps for the defense of said title, including the employment of counsel, the prosecution or defense of litigation and the compromise or discharge of claims made against said title.

     (7) If, in pursuance of any covenant herein contained, the Beneficiary shall pay out any money chargeable to Grantors or subject to reimbursement by Grantors under the terms of said covenant or agreement, Grantors will repay to the same to Beneficiary immediately at the place where the Note or other indebtedness hereby secured is payable, together with interest thereon at the maximum non-usurious rate allowed by applicable law from and after the date of Beneficiary's making such payment. The sum of each such payment shall be added to the Note and thereafter shall form a part of the same; and it shall be secured by this Deed of Trust and by subrogation to all the rights of the person, corporation or body politic receiving such payment.

     (8) Grantors will keep every part of the Mortgaged Property in first-class condition and presenting a first-class appearance, making promptly all repairs, renewals and replacements necessary to such end and doing promptly all else necessary to such end; but Grantors will discharge all claims for labor performed and material furnished therefor; and will not suffer any lien of mechanics or materialmen therefor to attach to any part of the Mortgaged Property; and Grantors will guard every part of the Mortgaged Property from removal, destruction and damage, and will not do or suffer to be done any act whereby the value of any part of the Mortgaged Property may be lessened. No building or other property now or hereafter covered by the lien of this Deed of Trust shall be removed, demolished or materially altered or enlarged, nor shall any new building be constructed, without the prior written consent of Beneficiary. Grantors shall not initiate, join in or consent to any change in any private restrictive covenants, zoning ordinances or other public or private restrictions limiting or defining the uses that may be made of the Mortgaged Property or any part thereof without the prior written consent of Beneficiary. Beneficiary and its agents or representatives shall have access to the Mortgaged Property upon reasonable advance notice at all reasonable times in order to inspect same and verify Grantors' compliance with their duties and obligations under this Deed of Trust. Grantors shall not, without prior written approval of Beneficiary, grant, convey or otherwise create or permit to be created, any type of mortgage, lien, security interest or other encumbrance on any of the Mortgaged Property, regardless whether same shall be inferior and subordinate to the liens and security interests of Beneficiary in and to the Mortgaged Property.

     (9) Grants shall not sell, transfer, assign or mortgage all or any portion of the Mortgaged Property (including any utilities, utility capacity, utility taps or any rights or interests thereto), nor shall Grantors grant any easement or right-of-way, except for utility easements granted in connection with the development of the Mortgaged Property, or file of record any restrictive covenants or restrictions whatsoever with respect to the Mortgaged Property, not shall Grantors rent or lease any or all of the Mortgaged Property for a period in excess of one (1) year without the express written consent of the Beneficiary. The sale of any partnership interests (limited or general) shall constitute a sale of the Mortgaged Property for the purposes hereof, with the exception of the addition of limited partners not to exceed a ten percent (10%) interest in Borrower.

     (10) In the event the ownership of the Mortgaged Property or any part thereof becomes vested in a person other than Grantors, Beneficiary may, subject to the requirements for notice and opportunity to cure defaults set forth in the Loan Agreement, deal with such successor or successors in interest with reference to this Deed of Trust and to said indebtedness in the same manner as with Grantors, without in any way vitiating or discharging Grantors' liability hereunder or upon said indebtedness. No sale of the Mortgaged
Property and no forbearance on the part of Beneficiary and no extension of the time for the payment of said indebtedness given by Beneficiary shall operate to release, discharge, modify, change or affect, either in whole or in part, any original liability of Grantors or the liability of the guarantors or sureties of Grantors or of any other party liable for payment of said indebtedness or any part thereof.

     (11) In the event Grantors shall default in the prompt payment when due of the indebtedness secured hereby or any part thereof, or fail to keep and perform any of the covenants or agreements herein contained; or in the event any of the representations or warranties made to Beneficiary or set forth herein prove to be false; or in the event Grantors or any person liable for the indebtedness secured hereby or any part thereof file a voluntary petition in bankruptcy, make an assignment for the benefit of any creditor or are adjudicated a bankrupt or insolvent or if the Mortgaged Property is placed under control or in the custody of any court or if the Grantors abandon any of the Mortgaged Property; then, subject to the requirements for notice and opportunity to cure defaults set forth in the Loan Agreement, the Beneficiary, at its option, may declare the entire indebtedness secured hereby immediately due and payable, whereupon it shall be so due and payable.

     (12) All of the covenants and agreements of Grantors set forth herein shall survive the execution and delivery of this Deed of Trust and shall continue in force until the indebtedness secured hereby is paid in full. Accordingly, if Grantors shall perform faithfully each and all of the covenants and agreements herein contained, then, and then only, this conveyance shall become null and void and shall be released in due form at Grantors' expense; otherwise, it shall remain in full force and effect. No release of this conveyance or the lien thereof shall be valid unless executed by the Beneficiary.

     (13) If Grantors shall fail to perform faithfully any covenant or agreement herein contained, Grantors hereby authorize and empower the Trustee and each and all of his successors in this trust, at the request of the Beneficiary, at any time when Grantors shall be in default in the performance of any such covenant or agreement, to sell the Mortgaged Property at public vendue to the highest bidder for cash at the door of the County Courthouse of the county in Texas in which the Mortgaged Property or any part thereof is situated, as herein described, between the hours of 10:00 a.m. and 4:00 p.m. of the first Tuesday of any month, after advertising the time, place and terms of said sale and the Mortgaged Property to be sold, by positing (or by having some person or persons acting for him post) for at least twenty-one (21) days preceding the date of the sale, written or printed notice of the proposed sale at the Courthouse door of said county in which the sale is to be made and, if the Mortgaged Property is in more than one county, one such notice of sale shall be posted at the Courthouse door of each county in which part of the Mortgaged Property is situated and the Mortgaged Property may be sold at the Courthouse door of any one of such counties and the notice so posted shall designate in which county the Mortgaged Property shall be sold; in addition to such posting of notice, the holder of the indebtedness hereby secured shall, at least twenty-one (21) days preceding the date of sale: (a) serve written or printed notice of the proposed sale by certified mail on Grantors and on each other debtor, if any, obligated to pay the indebtedness hereby secured according to records of such holder, and (b) file a copy of the notice of proposed sale with the County Clerk or County Clerks of the county or counties where such notice was posted. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to Grantors and such other debtors at their most recent address or addresses as shown by the records of the holder of the indebtedness hereby secured, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. The provisions hereof with respect to posting and giving notices of sale are intended to comply with the provisions of Section 51.002 of the Property Code of the State of Texas, and, in the event the requirement for any notice under such Section
51.002 shall be eliminated or the prescribed manner of giving same modified by future amendment to or adoption of any statute superseding such Section 51.002, the requirement for such particular notice shall be deemed stricken from or modified in this instrument in conformity with such amendment or superseding statute, effective as of the effective date of same. The manner herein prescribed for serving or giving any notice, other than that to be posted or caused to be posted by the Trustee, shall not be deemed exclusive, but such notice or notices may be given in any other manner which may be permitted by applicable law. Grantors agree that no notice of any sale other than as set out in this paragraph need be given by Trustee, Beneficiary or any other person. Grantors hereby designate as their address for the purposes of such notice the address set out in the first paragraph hereof and agree that such address shall be changed only by deposing notice of such change, enclosed in a postpaid wrapper, in a post office or official depository under the care and custody of the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed to Beneficiary at the address for Beneficiary set out herein (or to such other address as Beneficiary may have designated by notice given as above provided to Grantors and such other debtors), any such notice of change of address of Grantors or other debtors shall be effective upon receipt by Beneficiary. Any change of address of Beneficiary shall be effective three (3) business days after deposit thereof in the above described manner in a post office or official depository under the care and custody of the United Sates Postal Service. Grantors do hereby authorize and empower Trustee and each and all of his successors in this trust to sell the Mortgaged Property or any interest or estate in the Mortgaged Property, together or in lots or parcels, as such Trustee shall deem expedient and to execute and deliver to the purchaser or purchasers of the Mortgaged Property good and sufficient deed or deeds of conveyance thereof and bills of sale with covenants of general warranty binding on Grantors and Grantors' respective heirs, legal representatives, successors and assigns. Trustee making such sale shall receive the proceeds thereof and shall apply the same as follows: (a) he shall pay the reasonable expense of executing this trust, (b) after paying such expenses, he shall pay, so far as may be possible, the indebtedness hereby secured, discharging first that portion of said indebtedness arising under the covenants or agreements herein contained and then to sums remaining unpaid pursuant to the Note; (c) then, he shall pay, so far as may be possible, the indebtedness secured by any liens equal or superior to the lien created hereby; (d) then he shall pay, so far as may be possible, to indebtedness owed to the Permanent Lender; and (e) he shall pay the residue, if any, to Grantors, their respective heirs, legal representatives, successors or assigns. Payment of the purchase price to the Trustee shall satisfy the obligation of the purchaser at such sale therefor and he shall not be bound to look after the application thereof.

     (14) If the herein-named Trustee shall die or become disqualified from acting in the execution of this trust or shall fail or refuse to execute the same when requested by Beneficiary so to do or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee to act instead of the herein-named Trustee, Beneficiary shall have full power to appoint, by written instrument, a substitute trustee and, if necessary, several substitute trustees in succession, who shall succeed to all the estate, rights, powers and duties of Trustee named herein and no notice of such appointment need be given to Grantors or to any other person or filed for record in any public office. Such appointment may be executed by any authorized agent of the Beneficiary; and such appointment executed in its behalf by any officer of such entity shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of such entity. Grantors severally hereby ratify and confirm any and all acts that Trustee, or his successor or successors in this trust shall do lawfully by virtue hereof. Grantors hereby agree, on behalf of Grantors and of Grantors' heirs, legal representatives, successors and assigns, that the recitals contained in any deed or deeds or other instrument executed in due form by any Trustee or substitute trustee acting under the provisions of this Deed of Trust shall be prima facie evidence of the facts recited and that it shall not be necessary to prove in any court, otherwise than by such recitals, the existence of the facts essential to authorize the execution and delivery of such deed or deeds or other instrument and the passing of title thereby and all prerequisites and requirements of any sale or sales shall be conclusively presumed to have been performed and all persons subsequently dealing with the Mortgaged Property purported to be conveyed by such deed or deeds or other instrument including, without limitation, the purchaser or purchasers thereof, shall be fully protected in relying upon the truthfulness of such recitals.

                (15) The purchaser at any trustee's or foreclosure sale hereunder, may disaffirm any easement granted or rental or lease contract made in violation of any provision of this Deed of Trust and may take immediate possession of the Mortgaged Property free from and despite the terms of such grant of easement and rental or lease contract.

                (16) The Beneficiary may bid and become the purchaser of the Mortgaged Property at any trustee's or foreclosure sale hereunder.

                (17) Subsequent to default hereunder or default pursuant to the Note or any other instrument securing payment thereof, Grantors hereby authorize the Beneficiary, if and whenever it shall desire, to demand and receive, in Grantors' right, all sums that may become due under any and each oil, gas, mineral or other lease, rental contract and easement contract pertaining to any portion of the Mortgaged Property and, when received, to apply the same on the indebtedness secured hereby. No demand for and no receipt or application of any such sum shall be deemed to minimize, subordinate or affect in any way the liens and rights hereunder of the Beneficiary or any rights of a purchaser of the Mortgaged Property as trustee's or foreclosure sale hereunder as against the person from whom such sum was demanded or received or his executors, administrators or assigns or anyone claiming under such lease, rental or easement contract.

                (18) Any part of the Mortgaged Property may be released by the Beneficiary without affecting the lien hereof against the remainder. The lien and rights hereby granted shall not affect or be affected by any other security taken for the same indebtedness or any part thereof. The taking of additional security or the extension, renewal or rearrangement of the same indebtedness or any part thereof, shall at no time release or impair the lien and rights granted hereby or affect the liability of any endorser or surety or improve the right of any junior lienholder; and this Deed of Trust, as well as any instrument given to secure any renewal or extension of the indebtedness secured hereby or any part thereof, shall be and remain a first and prior lien on all of the Mortgaged Property not expressly released until the said indebtedness is completely paid.

                (19) The invalidity or unenforceability in particular circumstances of any provision of this Deed of Trust shall not extend beyond such provision or such circumstances and no other provision of this Deed of Trust shall be affected thereby. It is the intention of the parties hereto to comply with applicable usury laws; accordingly, it is agreed that, notwithstanding any provisions to the contrary in the Note, or any instrument evidencing any indebtedness secured hereby, in this Deed of Trust or in any of the documents or instruments securing payment of said indebtedness or otherwise relating thereto, in no event shall the Note or such documents require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws. If any such excess of interest is contracted for, charged or received under the Note or any instrument evidencing said indebtedness under this Deed of Trust or under the terms of any of the other documents securing payment of said indebtedness or otherwise relating thereto or in the event the maturity of any of said indebtedness is accelerated in whole or in part or in the event that all or part of the principal or interest of said indebtedness shall be prepaid so that, under any of such circumstances, the amount of interest contracted for, charged or received under the Note or any instruments evidencing said indebtedness under this Deed of Trust or under any of the instruments securing payment of said indebtedness or otherwise relating thereto on the amount of principal actually outstanding from time to time under the Note and other instruments evidencing said indebtedness shall exceed the maximum amount of interest permitted by applicable usury laws, then, in any such event, (a) the provisions of this paragraph shall govern and control, (b) neither Grantors nor any other person or entity now or hereafter liable for the payment of the Note or any instrument evidencing said indebtedness shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable usury laws, (c) any such excess that may have been collected shall be either applied as a credit against the then unpaid principal pal amount of the Note or refunded to Grantors, at the holder's option, and (d) the effective rate of interest shall be automatically reduced to the maximum non-usurious rate allowed under applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under the Note or any instrument evidencing said indebtedness under this Deed of Trust or under such other documents that are made for the purpose of determining whether such rate exceeds the maximum non-usurious applicable rate, shall be made, to the extent permitted, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loans evidenced by the Note or the instruments evidencing said indebtedness, all interest at any time contracted for, charged or received from Grantors or otherwise by the holder or holders hereof in connection with such loans.

     (20) None of the Grantors, their heirs, executors, administrators or assigns, ever shall have or assert any right under any statute or rule of law pertaining to the marshaling of assets, the exemption of homestead, the administration of estates of decedents or other matter whatever to defeat, reduce or affect the right of the Beneficiary under the terms of this Deed of Trust to a sale of the Mortgaged Property for the collection of said indebtedness (without any prior or different resort for collection) or the right of Beneficiary under the terms of this Deed of Trust to the payment of such indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other person and claimant whatever (only reasonable expenses as aforesaid being first deducted).

     (21) It is agreed that if default be made in the payment of any installment of the Note, after notice and opportunity to cure as provided in the Loan Agreement, the holder of the indebtedness or any part thereof on which the payment is delinquent shall have the option to proceed with foreclosure in satisfaction of such item, either through the courts or by directing the Trustee or his successors in trust to proceed as if under a full foreclosure, conducting the sale as herein provided and without declaring the whole debt due and provided that, if sale is made because of default of an installment or a part of an installment, such sale may be made subject to the unmatured part of the Note and debt secured by this Deed of Trust; and it is agreed that such sale, if so made, shall not in any manner affect the unmatured part of the debt secured by this Deed of Trust but, as to such unmatured part of this Deed of Trust, shall remain in full force and effect just as though no sale had been made under the provisions of this paragraph. And it is further agreed that several sales may be made hereunder without exhausting the right of sale for any unmatured part of the debt secured hereby, it being the purpose to provide for a foreclosure and sale of the security for any matured portion of the debt secured hereby without exhausting the power to foreclose and to sell the security for any other part of the debt secured hereby, whether matured at the time or subsequently maturing. It is agreed that an assignee holding any installment or installments or part of any installment of the Note secured hereby shall have the same powers as are hereby conferred on the holder of the indebtedness to proceed with foreclosure on a matured installment or installments and also to request the Trustee or successors in trust to sell the Mortgaged Property; but if an assignee forecloses or causes a sale to be made to satisfy any installment, part of an installment or installments, then such foreclosure or sale shall be made subject to the unmatured part of the Note and the debt secured hereby owned by the holder of the indebtedness at the time or assigned subsequent to the assignment of the item to satisfy which the sale is being made.

     (22) It is expressly agreed that (a) no waiver of any default on the part of Grantors or breach of any of the provisions of this Deed of Trust shall be considered a waiver of any other or subsequent default or breach and no delay or omission in exercising or enforcing the rights and powers herein granted shall be construed as a waiver of such rights and powers and, likewise, no exercise or enforcement of any right or powers hereunder shall be held to exhaust such rights and powers and every such right and power may be exercised from time to time; (b) any failure by Beneficiary to insist upon the strict performance by Grantors of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof and Beneficiary, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Grantors of any and all of the terms and provisions of this Deed of Trust; (c) neither Grantors nor any other person now or hereafter obligated for the payment of the whole or any part of said indebtedness shall be relieved of such obligation by reason of the failure of Beneficiary or Trustee to comply with any request of Grantors or of any other person so obligated to take action to foreclose this Deed of Trust or otherwise enforce any of the provisions of this Deed of Trust or of any obligations secured by this Deed of Trust or by reason of the release, regardless of consideration, of the whole or any part of the security held for said indebtedness or by reason of the subordination in whole or in part by Beneficiary of the lien, security interest or rights evidenced hereby or by reason of any agreement or stipulation which any subsequent owner or owners of the Mortgaged Property extending the time of payment or modifying the terms of said indebtedness or this Deed of Trust without first having obtained the consent of Grantors or such other person and, in the latter event, Grantors and all such other persons shall continue liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by Beneficiary; (d) regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien or security interest on the Mortgage Property, Beneficiary may release the obligation of anyone at any time liable for any of said indebtedness or any part of the security held for said indebtedness and may extend the time of payment or otherwise modify the terms of said indebtedness and/or this Deed of Trust without, as to the security or the remainder thereof, in anywise impairing or affecting the lien or security interest of this Deed of Trust or the priority of such lien or security interest as security for the payment of said indebtedness as it may be so extended or modified over any subordinate lien or security interest; (e) the holder of any subordinate lien or security interest shall have no right to terminate any lease affecting the Mortgaged Property, whether or not such lease be subordinate to this Deed of Trust; and (f) Beneficiary may resort, for the payment of said indebtedness, to any security therefor held by Beneficiary in such order and manner as Beneficiary may elect.

     (23) In the event that there be a trustee's sale hereunder and if, at the time of such sale, Grantors, their heirs, executors, administrators or assigns, be occupying the premises so sold, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either tenant or landlord, at a reasonable rental per day, based upon the value of the Mortgaged Property, such rental to be due daily to the purchaser. An action of forcible detainer shall lie if the tenant holds over after a demand in writing for possession of the Mortgaged Property; and this Deed of Trust and the trustee's deed shall constitute a lease and agreement under which the tenant's possession, each and all, arose and continued.

     (24) In the event any portion of said indebtedness contemplated by the loan documents is not, for any reason whatsoever, secured by this Deed of Trust on the Mortgaged Property, the full amount of all payments made on said indebtedness shall first be applied to such unsecured portion of said indebtedness until the same has been fully paid.

     (25) It is agreed that the lien hereby created shall take precedence over and be a prior lien to any other lien of any character, whether vendor's materialmen's or mechanics' lien hereafter created on the Mortgaged Property and, in the event the proceeds of the Note are used to pay off and satisfy any liens heretofore existing on the Mortgaged Property, then Beneficiary is and shall be subrogated to all of the rights, liens and remedies of the holders of the indebtedness so paid.

     (26) The covenants herein contained shall bind and the benefits and advantages shall inure to the respective heirs, executors, administrators, successors and assigns of the parties hereto and to any substitute trustee. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. The term "Beneficiary" shall also include any lawful owner, holder or pledgee of any indebtedness secured hereby.

     (27) Without limiting any of the provisions of this Deed of Trust, the Grantors, as Debtors and referred to in this Paragraph as "Debtors", expressly:

          (a) Grant unto the holder of all indebtedness described herein, as Secured Party and referred to in this Paragraph as "Secured Party", a security interest in all of the Mortgaged Property hereinabove described (including both now and hereafter existing) to the full extent that same may be subject to Chapter 9 of the Texas Business and Commerce Code as now adopted and existing and as it may hereinafter be amended or succeeded (hereinafter called "Uniform Commercial Code").

          (b) Agree that, in addition to any other remedies granted in this instrument to the Secured Party or Trustee, the Secured Party may, in the event of any default, proceed under the Uniform Commercial Code as to all or any part of the personal property (tangible or intangible) and fixtures included in the Mortgaged Property (such portion of the properties being herein referred to as "Collateral") and shall have and may exercise, with respect to the Collateral, all the rights, remedies, and powers of a Secured Party under the Uniform Commercial Code including, without limitation, the right and power to sell at public or private sale or sales or otherwise dispose of, lease or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor and to apply the proceeds thereof toward payment of any costs and expenses and attorney's fees and legal expenses thereby incurred by Secured Party and toward payment of the Debtors' obligations including the Note and all other indebtedness described in this instrument in such order or manner as Secured Party may elect. Among the rights of Secured Party in the event of default and, without limitation, Secured Party shall have the right to take possession of the Collateral and to enter upon any premises where same may be situated for such purpose without being deemed guilty of trespass and without liability for damages thereby occasioned and to take any action deemed necessary or appropriate or desirable by Secured Party, at its option and in its discretion, to repair, refurbish or otherwise prepare the Collateral for sale, lease or other use or disposition as herein authorized. To the extent permitted by law, Debtors expressly waive any notice of sale or other disposition of the Collateral and any other rights or remedies of a debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, Debtors agree that if such notice is mailed, postage prepaid, to the Debtors at the address shown herein at least ten (10) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

     (c) Grant to the Secured Party, after default hereunder, the right, at its option, to transfer at any time to itself or to its nominee the Collateral or any part thereof and to receive the monies, income, proceeds or benefits attributable or accruing thereto and to hold the same as security for the Debtors' obligations or to apply it on the principal and interest or other amounts owing on any of the Debtors' obligations, whether or not then due, in such order or manner as the Secured Party may elect. All rights or marshaling of assets of Debtors, including any such right with respect to the Collateral, are hereby waived.

     (d) Covenant, stipulate and agree that all recitals in any instrument of assignment or any other instrument executed by Secured Party incident to sale, transfer, assignment, lease or other disposition or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by Secured Party or of any fact, condition or thing incident thereto and all pre-requisites of such sale or other action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

     (e) Covenant and agree that Secured Party may require Debtors, after default hereunder, to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties. All expenses of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the Collateral and the like which are incurred or paid by Secured Party as authorized or permitted hereunder, including also all attorney's fees, legal expenses and costs, shall be added to the Debtors' obligations and the Debtors shall be liable therefor.

     (f) Covenant and agree that the Secured Party may, at its election, at any time after delivery of this instrument, sign one or more copies of this instrument in order that such copies may be used as a Financing Statement under the Uniform Commercial Code. Such signature by the Secured Party may be placed between the last sentence of the instrument and the Debtors' acknowledgment or may follow the Debtors' acknowledgment. The Secured Party's signature need not be acknowledged and is not necessary to the effectiveness of this instrument as a deed of trust, mortgage, assignment, pledge or security agreement.

     Except for the security interest granted hereby in the Collateral, Debtors are the owners and holders of the Collateral free of any adverse claim, security interest or encumbrance and Debtors will defend the Collateral against all claims and demands of any person at any time claiming the same or any interest therein. Debtors have not heretofore signed any financing statement covering the Collateral and no such financing statement signed by Debtors is now on file in any public office except those statements true and correct copies of which have been delivered to the Secured Party. So long as any amount remains unpaid on any indebtednesses described in this Deed of Trust, Debtors will not execute and there will not be filed in any public office such financing statement or statements affecting the Collateral other than financing statements in favor of Secured Party hereunder unless the prior written specific consent and approval of Secured Party shall have first been obtained. Debtors authorize Secured Party to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Secured Party covering the Collateral and, at the request of Secured Party, Debtors will join Secured Party in executing one or more financing statements pursuant to the Uniform Commercial Code, in form satisfactory to Secured Party, and will pay the cost of filing the same or filing or recording this instrument as a financing statement in all public offices at any time and from time to time whenever filing or recording of any financing statement or of this instrument is deemed by Secured Party to be necessary or desirable.

     (28) Portions of the Mortgaged Property are goods which are or are to become fixtures relating to the property described in Exhibit "A" and the Grantors herein expressly covenant and agree that the filing of this Deed of Trust in the real estate records of the county where the Mortgaged Properties are located shall also operate from time of filing therein as a financing statement filed as a fixture filing in accordance with Section 9.402(f) of the Uniform Commercial Code - secured Transaction of the State of Texas.

     (29) Grantors will pay all fees or costs for appraisals that the Beneficiary may reasonably require from time to time, but in no event more than one (1) appraisal annually. In addition, Grantors will pay all recording fees, taxes, abstract fees, attorneys' fees and all other costs and expenses of every character from time to time incurred in connection with the making, closing and servicing of the loan evidenced by the Note, or any renewal, modification, rearrangement or extension thereof and will pay all reasonable fees and charges made by the Trustee for services performed hereunder and will reimburse Beneficiary and the Trustee for all expenses incurred by them, respectively, and will indemnify and hold harmless Beneficiary and the Trustee from and against all claims, demands, liabilities and causes of action asserted against either of them on account of any act performed or omitted to be performed hereunder or on account of any transaction arising out of or in any way connected with the Mortgaged Property or this Deed of Trust, save and except for their willful misconduct. In the event that Beneficiary should pay for expenses incurred in way of attorneys' fees in connection with title examination and legal matters and/or appraisal fees or costs connected with the making, closing or servicing the Note or any renewal, modification, rearrangement or extension thereof, or pay any recording or filing fee or fees incident to recording instruments, title insurance premiums and title insurance endorsement fees, Grantors shall reimburse the Beneficiary for all such sums upon demand. Any such sums shall become part of the indebtedness secured by this Deed of Trust and shall bear interest from the date incurred by Beneficiary at the rate provided in the Note.

     (30) This is a "construction mortgage" within the meaning of Sections 9.105(a)(10) and 9.313(a)(3) of the Uniform Commercial Code - Secured Transactions of the State of Texas. This Deed of Trust secures an obligation for the construction of an improvement on land including the acquisition cost, if any, of the land.

     (31) This Deed of Trust and Security Agreement is executed and delivered pursuant to and is entitled to the benefits of that Loan Agreement of even date herewith between Grantors and Beneficiary.

     (32) Grantors represent and warrant to Beneficiary that to the best of Grantors' knowledge:

          (a) Neither Grantors nor the Mortgaged Property is in violation or subject to any existing, pending or threatened investigation by any entity, governmental body, or individual under any Environmental Law (as hereinafter defined);

                    (b) Grantors have not received any notice from any entity, government body, or individual claiming any violation of or requiring compliance with any Environmental Law and the Grantors have not received any request for information, notice of claim, demand or other notification that the Grantors may be responsible for a threatened or actual release of any Hazardous Substance (as hereinafter defined) or for any damage or threat to the environment, public health and safety, or to natural resources;

                    (c) Grantors' intended use of the Mortgaged Property will not result in the unlawful discharge, dispersal, storage, treatment, use, manufacture, installation, generation, production, disposal or release of any Hazardous Substance on, under, about, to, from or within the Mortgaged Property.

     Grantors represent and warrant to Beneficiary that Grantors have no actual knowledge and have no reason to know that:

                    (a) Any of the land, improvements or any part of the Mortgaged Property is or has been in violation of or subject to any existing, pending, or threatened investigation, inquiry, order or directive order by any governmental authority under any Environmental Law;

                    (b) Any Hazardous Substance is being or has been discharged, dispersed, disposed of or released on, under, to, from, about or within the Mortgaged Property; and

                    (c) Any underground storage tanks located on or about the Mortgaged Property or which have been located on or about the Mortgaged Property have been subsequently removed or filled.

     Grantors further represent and warrant that:

                    (a) Grantors will not use, generate, manufacture, treat, install, produce, store, release, discharge, or dispose of, on, under, to, from or about the Mortgaged Property or transport to or from the Mortgaged Property any Hazardous Substance or allow any other person or entity to do so except under conditions permitted by applicable laws;

                    (b) Grantors will not locate, or permit to be located, any underground storage tanks on the Mortgaged Property; and

                    (c) Grantors shall keep and maintain the Mortgaged Property in strict compliance with, and shall not cause or permit the Mortgaged Property to be in violation of, any Environmental Law.

     Grantors shall give prompt written notice to Beneficiary of:

                    (i) any proceeding or inquiry by any governmental authority with respect to (a) the presence of any Hazardous Substance on the Mortgaged Property or the migration thereof from or to other property or (b) any other breach or violation of any Environmental Law;

                    (ii) all claims made or threatened by any third party against Grantors or the Mortgaged Property relating to any loss or injury resulting from any Hazardous Substance or the breach of any Environmental Law; and

                    (iii) Grantors' discovery of any occurrence or condition on the Mortgaged Property that could cause the Mortgaged Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Mortgaged

          Property under any Environmental Law, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Mortgaged Property under any Environmental Law.

     Beneficiary shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Mortgaged Property in connection with any Environmental Law and have its attorneys' fees in connection therewith paid by Grantors.

     Grantors shall protect, indemnify and hold harmless Beneficiary, its directors, officers, employees, agents, attorneys, successors and assigns from and against any and all loss, damage, cost, expense, penalty, fine, action, cause of action or liability (including attorneys' fees and costs) directly or indirectly arising out of or attributable to the use, generation, manufacture, production, treatment, installation, storage, release, threatened release, discharge, disposal, or presence of a Hazardous Substance on, under or from the Mortgaged Property including without limitation (i) all foreseeable consequential damage; and (ii) the costs of any required or necessary repair, cleanup or detoxification of the Mortgaged Property and the preparation and implementation of any closure, remedial or other required plan. This indemnity shall survive the release of the lien of this Deed of Trust, or the extinguishment of the lien by foreclosure or action, deed or conveyance in lieu thereof, and this covenant of indemnity shall survive such release or extinguishment; however, this indemnity shall exclude any acts by the Beneficiary.

     In the event that any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is reasonably necessary or desirable under any applicable local, state or federal law or regulation, any judicial order, or by any governmental or nongovernmental entity or person because of, or in connection with, the current or future presence, suspected presence, release or suspected release of a Hazardous Substance in or into the air, soil, groundwater, surface water or soil vapor at, on, about, under or within the Mortgaged Property (or any portion thereof), Grantors shall within thirty (30) days after written demand for performance thereof by Beneficiary (or such shorter period of time as may be required under any applicable law, regulation, order or agreement), commence and thereafter diligently prosecute to completion, all such Remedial Work. All Remedial Work shall be performed by contractors approved in advance by Beneficiary, and under the supervision of a consulting engineer approved by Beneficiary. All costs and expenses of such Remedial Work shall be paid by Grantors including, without limitation, Beneficiary's reasonable attorneys' fees and costs incurred in connection with monitoring or review of such Remedial Work. In the event Grantors shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Beneficiary may, but shall not be required to, cause such Remedial Work to be performed and all costs and expenses thereof, or incurred in connection therewith, including without limitation, attorney fees, shall become part of the indebtedness secured hereby.

     Notwithstanding anything contained in the Note, this Deed of Trust or in any of the loan documents, the Grantors shall not be released of corporate liability and shall have corporate liability for any and all of Beneficiary's costs, expenses, damages or liabilities (including, without limitation, all reasonable attorneys' fees, whether incurred by Beneficiary prior to or following foreclosure of the Deed of Trust and whether Beneficiary shall be in the status of a lienholder or an owner of the Mortgaged Property following foreclosure) directly or indirectly arising out of or attributable to the use, generation, manufacture, storage, release, threatened release, discharge, disposal, or presence on under, to or from the Mortgaged property of any Hazardous Substance.

     For the purposes of this Deed of Trust, the following terms shall have the following meanings:

     (1) "Environmental Laws" means any federal, state or local law, statute, ordinance, or regulation pertaining to health, industrial hygiene, or the environmental conditions on, under or about the Mortgaged Property, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA") as amended 42 U.S.C. Sections 9601 et seq., and the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.D. Sections 6901 et seq.

     (2) "Hazardous Substance" includes, without limitation:

          (i) Those substances included within the definitions of "hazardous substances", "hazardous materials", "toxic substances", or "solid waste" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, 49 U.S.C. Section 801 et seq., and in the regulations promulgated pursuant to said laws;

          (ii) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and any amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 DFR Part 302 and any amendments thereto);

          (iii) Such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state or local laws or regulations; and

          (iv) Any material, waste or substance which is (A) asbestos; (B) polychlorinated biphenyls; (C) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Sections 1251 et. seq. (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C.
                Section 1373); (D) explosives; (E) radioactive materials; or (F) gasoline, diesel fuel, kerosene or other petroleum products not contained in an underground storage tank upon the Mortgaged Property.

     (33) Grantor represents and warrants to Beneficiary that as of the date hereof:

          (a) The Ground Sublease is a valid and subsisting lease of the property therein described and purported to be demised and is in full force and effect in accordance with its terms and has not been amended or modified in any respect.

          (b) No default has occurred and is continuing under the Ground Sublease and no event has occurred or is occurring which, with the passage of time or service of notice or both would constitute an event of default under the Ground Sublease.

          (c) The Ground Sublease is subject to no liens or encumbrances other than the as set forth in the Mortgagee's Title Insurance issued in connection with this Deed of Trust.

          (d) Grantor is the owner of the subleasehold estate created by the Ground Sublease and has the right and authority under the Ground Sublease to execute this Deed of Trust and to encumber the subleasehold estate as provided herein.

     (34) Grantor will promptly perform and observe all the terms, covenants and conditions required to be performed and observed by Grantor, as Sublessee under the Ground Sublease, within the periods provided in the Ground Sublease, and will do all things necessary to preserve and keep unimpaired its rights under the Ground Sublease. Grantor will furnish Beneficiary, upon demand, proof of payment of all items which are required to be paid by Grantor under the Ground Sublease, with the exception of rent payments which shall be escrowed with Beneficiary pursuant to separate agreement covering both Ground Lease rent and Ground Sublease rent, such agreement to be executed by Grantor, Ground Sublessor and Beneficiary. Upon request of Beneficiary, within five (5) days after the date of each such payment, Grantor shall deliver to Beneficiary the original or photostatic copy of the official receipt evidencing such payment or other proof of payment of any such item required to be paid by Grantor under the Ground Sublease. Grantor shall not waive any of its rights under the Ground Sublease (or Ground Lease, if applicable), or refrain from exercising any right or remedy accorded to it under the Ground Sublease (or Ground Lease, if applicable) on account of any default thereunder, or release any party from any liability or condone or excuse any improper actions of any party thereunder without first obtaining the written consent of Beneficiary.

     (35) In the event that (i) all the terms, provisions and conditions of the Ground Sublease or any instrument executed in connection with the Ground Sublease are not complied with so as to result in a default thereunder and/or
(ii) any statement, representation or warranty made by Grantor hereunder shall be false, misleading or erroneous in any respect, such failure shall constitute an event of default under this Deed of Trust, and shall entitle Beneficiary, after notice and opportunity to cure as provided in the Loan Agreement, at its option, to exercise any and all rights and remedies given Beneficiary in the event of a default hereunder, and Grantor agrees to hold harmless and indemnify Beneficiary therefrom to the full extent permitted by law.

     (36) For the purpose of preventing or curing any default by Grantor under the Ground Lease or the Ground Sublease Beneficiary, may (but shall be under no obligation to) do any act or execute any document in the name of Grantor or as its attorney-in-fact, as well as in the name of Beneficiary. Grantor hereby irrevocably appoints Beneficiary its true and lawful attorney-in-fact in its name or otherwise to do any and all acts and to execute any and all documents which in the opinion of Beneficiary may be necessary or desirable to prevent or cure any default under the Ground Sublease, the Ground Lease or to preserve any rights of Grantor in, to or under the Ground Sublease or the Ground Lease, including the right to effectuate a renewal of the Ground Sublease or to preserve any rights of Grantor whatsoever in respect of any part of the Mortgaged Property.

     (37) The curing by Beneficiary of any default by Beneficiary under the Ground Lease or Ground Sublease shall not remove or waive, as between Grantor and Beneficiary, the default which occurred hereunder by virtue of the default by Grantor under the Ground Lease or Ground Sublease, and all sums expended by Beneficiary in order to cure any such default and costs and expenses incurred by Beneficiary in connection with the curing of such default shall be paid by Grantor to Beneficiary upon demand with interest thereon at the default rate of interest set forth in the Note (but in no event at a rate in excess of the maximum lawful rate which may be permitted by applicable law) from the date of advancement until paid, and any such indebtedness shall be deemed to be secured by this Deed of Trust.

     (38) Grantor will not surrender or abandon the subleasehold estate created by the Ground Sublease, nor terminate or cancel the Ground Sublease, and Grantor will not without the express written consent of Beneficiary modify, change, supplement, alter or amend the Ground Sublease either orally or in writing, and as further security for the repayment of the indebtedness secured hereby and for the performance of the covenants herein and in the Ground Sublease contained, Grantor hereby assigns to Beneficiary (Beneficiary not assuming any obligations by virtue of such assignment) all of its rights, privileges and prerogatives as Ground Sublessee under the Ground Sublease or the Ground Lease, if applicable, to terminate, cancel, modify, change, supplement, alter or amend the Ground Sublease or the Ground Lease, if applicable, and any such termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Sublease or the Ground Lease, if applicable, without the prior written consent thereby by Beneficiary shall be void and of no force and effect.

     (39) Grantor shall notify Beneficiary promptly of (i) the occurrence of any default by the lessor under the Ground Lease or Ground Sublease or the occurrence of any event which, with the passage or time or service of notice, or both, would constitute a default by the lessor under the Ground Lease or Ground Sublease, and (ii) the receipt by Grantor of any notice (written or oral) from the lessor under the Ground Lease or Ground Sublessor and of any notice (written or oral) noting or claiming the occurrence of any event of default under the Ground Lease or Ground Sublease or the occurrence of any event which, with the passage of time or service of notice or both, would constitute a default under the Ground Lease or Ground Sublease.

     (40) Promptly upon demand by Beneficiary, Grantor shall obtain from the Ground Lessor under the Ground Lease and Ground Sublessor under the Ground Sublease and furnish to Beneficiary an estoppel certificate in form and substance reasonably satisfactory to Beneficiary.

     (41) Promptly upon request by Beneficiary, Grantor shall give its unqualified consent in writing to any and all modifications of the Ground Sublease which the Ground Sublessor agrees to make at the request of Beneficiary for the purpose of maintaining or preserving Beneficiary's security in the Ground Sublease.

                (42) No release or forbearance of any obligations of Grantor under the Ground Sublease pursuant to the Ground Sublease or otherwise, shall release Grantor from any of its obligations under this Deed of Trust, including its obligations with respect to payment of rent as provided for in the Ground Sublease and the performance of all of the terms, provisions, covenants, conditions and agreements contained in the Ground Sublease, to be kept, performed and complied with by the lessee therein.

                (43) All sub-subleases entered into by Grantor must provide that (i) the sub-sublease is subordinate to the lien of this Deed of Trust and any extensions, replacements or modifications hereof, and
           (ii) if Beneficiary enters into a new lease with the Ground Lessor under the Ground Lease or Ground Sublease under the Ground Sublease under the circumstances therein stated the sublessee or sub-sublessee, as the case may be, must agree to attorn to Beneficiary.

                (44) So long as the indebtedness shall remain unpaid, unless Beneficiary shall otherwise consent in writing, the fee title to and the leasehold estate in the Mortgaged Property shall not merge but shall always be kept separate and distinct, notwithstanding the ownership of both such estates by the Ground Lessor or the Ground Sublessor under the Ground Lease or the Sublessor or Grantor pursuant to the Ground Sublease, or by a third party. Nothing herein contained shall be construed as authorizing the sale by Grantor of any leasehold estate without the written consent of Beneficiary.

                (45) The lien of this Deed of Trust shall attach to all of Grantor's rights arising under Subsection 365(h) of the United
           States Bankruptcy Code (the "Bankruptcy Code"). Grantor shall not, without first obtaining Beneficiary's prior written consent, elect to treat the Ground Sublease as terminated under Subsection
           365(h)(1) of the Bankruptcy Code. Any such election made without first obtaining Beneficiary's prior written consent shall be null and void. Grantor hereby unconditionally assigns to Beneficiary all of Grantor's claims and rights to payment of damages arising in any rejection by the landlord of the Ground Sublease or Ground Lease under the Bankruptcy Code. Beneficiary shall have the right to pursue in its own name or in the name of Grantor in respect of any such claim relating to the rejection of the Ground Lease or Ground Sublease, as the case may be. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, and shall continue in effect until the Note and other obligations of this Deed of Trust have been satisfied and discharged in full. Any amounts received by Beneficiary as damages arising out of the rejection of the Ground Lease or Ground Sublease, as the case may be, shall be applied to the Note in reverse order of maturity. If there shall be filed by or against Grantor a case under the Bankruptcy Code, and Grantor, as Ground Sublessee under the Ground Sublease (or as a lessee pursuant to the Ground Lease if such event occurs), shall determine to reject the Ground Sublease or Ground Sublease pursuant to Section 365(a) of the Bankruptcy Code, Grantor shall give Beneficiary prior written notice of the date on which Grantor shall apply to the appropriate Bankruptcy Court for authority to reject the Ground Lease or Ground Sublease, as the case may be. Such date of application by Grantor shall not be less than ten (10) days from the date of receipt as provided herein by Beneficiary. Beneficiary shall have the right, but not the obligation, to serve upon Grantor within such ten (10) day period a written notice stating: (i) that Beneficiary demands that Grantor assume and assign the Ground Lease or Ground Sublease, as the case may be, to Beneficiary pursuant to Section 365 of the Bankruptcy Code; and (ii) that Beneficiary covenants to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance under the Ground Lease or Ground Sublease, as the case may be. If Beneficiary serves Grantor the written notice described in the preceding sentence, Grantor shall not seek to reject the Ground Lease or Ground Sublease, as the case may be, and shall comply with the demand provided for in clause
           (i) of the preceding sentence within thirty (30) days after such written notice shall have been given subject to the performance by Beneficiary of the covenant provided for in clause (ii) of the preceding sentence. Effective upon the entry of any order for relief with respect to Grantor under the Bankruptcy Code, Grantor hereby assigns and transfers to Beneficiary a non-exclusive right to apply to the bankruptcy court under Subsection 365(d)(1) of the Bankruptcy Code for an order extending the period during which the Ground Lease or Ground Sublease, as the case may be, may be rejected or assumed.

                (46) Pursuant to the Enhanced-Use Lease, as amended, if Ground Lessor terminates the Enhanced-Use Lease, Grantors have certain rights and the Ground Lessor has certain obligations, to enter into a Replacement Lease (herein so called) with the Ground Lessor wherein Grantors would be ground lessee, covering the Property described on Exhibit "A" attached hereto. In the event that Ground Lessor terminates the Enhanced-Use Lease, Grantors agree to enter into the Replacement Lease in accordance with the provisions of the Enhanced Use-Lease. In the event

Grantors enter into a Replacement Lease and in the event that the liens evidenced by this Deed of Trust have not theretofore been released by Beneficiary, Grantors covenant and agree to enter into a new leasehold deed of trust (the "Replacement Deed of Trust") covering Grantor's interest as ground lessee in and to the Replacement Lease. The Replacement Deed of Trust shall be in substantially the same form and substance as this Deed of Trust; however, the Replacement Deed of Trust shall grant to Beneficiary a first lien interest in Grantors' leasehold estate in and to the Mortgaged Property and the same shall secure the indebtedness secured hereby, as the same may be modified, amended, renewed or increased from time to time.

     (47) The term "Loan Agreement" as used herein shall mean that certain Construction Loan Agreement of even date herewith by and between Grantors as Borrower and Beneficiary as Lender.

     (48) GRANTORS HEREBY EXPRESSLY RECOGNIZE THAT CONTAINED IN SECTIONS 29 AND 32 OF THIS DEED OF TRUST ARE PROVISIONS WHICH REQUIRE GRANTORS TO INDEMNIFY BENEFICIARY UNDER CERTAIN CIRCUMSTANCES AND GRANTORS HEREBY ACKNOWLEDGE THAT BY EXECUTING THIS DEED OF TRUST, GRANTORS ACCEPT THESE PROVISIONS AND THE OBLIGATIONS TO INDEMNIFY BENEFICIARY UNDER SUCH CIRCUMSTANCES.

     EXECUTED this 23rd day of November, 1998.


                                        TMX REALTY CORPORATION,
                                        a Delaware corporation


                                        By: /s/ JAMES W. ALBRECHT, JR.
                                           ---------------------------------
                                        Name: James W. Albrecht, Jr.
                                             -------------------------------
                                        Title: Chief Financial Officer
                                              ------------------------------

THE STATE OF TEXAS  )
                    )
COUNTY OF HARRIS    )

     This instrument was acknowledged before me on this 23rd day of November, 1998, by James W. Albrecht, Jr., CEO of TMX REALTY CORPORATION, a Delaware corporation, for and on behalf of said corporation.


[SEAL]                                  /s/ LAWANA HARDIN
                                        ------------------------------------
                           [SEAL]       Notary Public in and
                                        for the STATE OF TEXAS

Printed Name of Notary:                 My Commission Expires:

-------------------------------         ------------------------------------

                                EXHIBIT "A"

Being a tract or parcel containing 2,619 acres (114,085 square feet) of land situated in the D W C Harris Survey, Abstract Number 325, Harris County, Texas, and being part of and out of that certain called 118.831 acres, described in deed to the United States of America, as recorded in Volume 1297, Page 87, Deed Records of Harris County, Texas, said 2,619 acre tract being more particularly described as follows (all bearings and coordinates are based on the Texas State Plane Coordinate System; South Central Zone; all distances and coordinates are surface and may be converted to grid by multiplying by a combined scale factor of 0.9998632):

COMMENCING at a 5/8-inch iron rod with plastic cap set marking the intersection of the south right-of-way (ROW) line of Holcombe Boulevard with the west ROW line of Almeda Road, and having surface coordinates of X=3,147,967.40, Y=698,487.10, thence:

          South 14 degrees 53'21" West, with said west ROW line, a distance of
          206.00 feet to a set 5/8-inch iron rod with plastic cap;

          North 75 degrees 06'39" West, a distance of 329.30 feet to a 5/8-inch iron rod with plastic cap set marking the POINT OF BEGINNING and northeast corner of the herein described tract;

THENCE, SOUTH 14 degrees 53'21" West, a distance of 330.70 feet to a 5/8-inch iron rod with plastic cap set marking the southeast corner of the herein described tract;

THENCE, NORTH 75 degrees 06'39" West, a distance of 432.78 feet to a 5/8-inch iron rod with plastic cap set marking the southwest corner of the herein described tract;

THENCE, NORTH 41 degrees 44'27" East, a distance of 334.23 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, NORTHEASTERLY, with a curve to the left having a radius of 760.00 feet, a central angle of 03 degrees 35'59", an arc length of 47.75 feet, and a chord which bears North 39 degrees 56'28" East, 47.74 feet to a "X" in concrete set marking the most northwesterly corner of the herein described tract;

THENCE, SOUTHEASTERLY, with a non-tangent curve to the left having a radius of
87.50 feet, an arc length of 93.13 feet, a central angle of 60 degrees 59'01", and a chord which bears South 58 degrees 25'28" East, 88.80 feet to 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 88 degrees 54'58" East, a distance of 27.76 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, EASTERLY, with a curve to the right having a radius of 281.50 feet, an arc length of 67.83 feet, a central angle of 13 degrees 48'19", and a chord which bears South 82 degrees 00'48" East, 67.66 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 75 degrees 06'39" East, a distance of 82.41 feet to the POINT OF BEGINNING and containing 2,619 acres (114,086 square feet) of land (this description is based on a Land Title Survey and plat prepared by Terra Surveying Company, Inc. Project Number 0163-9801-S).

                                  EXHIBIT "B"

         There is hereby excepted from the definition of the "Mortgaged Property", and from all liens and security interests covered by this Leasehold Deed of Trust or any of the Loan Instruments, all property of Grantors which is not a part of the plumbing, electrical, heating, cooling, ventilation, standard lighting, ceiling tile, sprinkler equipment and related equipment together with other fixtures and equipment necessary for the use and operation of the buildings for general purposes and all property (save and except the foregoing) which is not permanently attached or affixed to the building and is not an integral part of the building and needed for the same to be functional as an office building. Without limiting the foregoing sentence, the property described below is excepted from said definition of "Mortgaged Property" and shall not be in any way secured or encumbered by this Leasehold Deed of Trust or any of the Loan Instruments (as such term is defined in the Loan Agreement).


                               Excluded Property

Furniture
Computers and related equipment, computer network equipment and software Laboratory equipment
Production Equipment
Modular clean room units
Telephone equipment
Office equipment
Artwork
Decorative items
Plants
Inventory, including raw materials, work in progress and finished goods Office supplies
Lab notebooks
Electronic media
Backup power generator
Cold storage equipment
Waste treatment equipment

Whether now owned or hereafter acquired


                                    [STAMP]

                             MEMORANDUM OF SUBLEASE
                                 AND ASSIGNMENT

     This Memorandum of Sublease and Assignment is executed by and between Amelang Partners, Inc., a Texas corporation ("Amelang"), and Introgen Therapeutics, Inc., a Delaware corporation, and TMX Realty Corporation, a Delaware corporation.

     WHEREAS, a certain Enhanced-Use Lease Agreement was executed by and between the United States Department of Veterans Affairs and Amelang Partners, Inc., as set forth in the instrument dated August 25, 1993, and filed for record under Harris County Clerk's File No. R182160 and supplemented by instrument filed for record under Harris County Clerk's File No. S319699;

     WHEREAS, a portion of the real property described in said Enhanced-Use Lease was subleased pursuant to a Ground Sublease Agreement ("Sublease") by and between Amelang Partners, Inc., as sublessor, and Introgen Therapeutics, Inc., as sublessee, which Ground Sublease Agreement was signed November 23, 1998, with an effective date of September 24, 1998, which Sublease covers 2.619 acres of said real property (the "Subleased Property"), which Subleased Property is described on Exhibit "A" attached hereto and incorporated herein for all purposes; and

     WHEREAS, by a written Assignment and Assumption of Sublease Agreement dated November 23, 1998, the said Introgen Therapeutics, Inc., assigned and transferred all of its interest in the said Sublease and the Subleased Property to TMX Realty Corporation.

     THEREFORE, all persons interested in said 2.619 acres described upon Exhibit "A" attached hereto or the transactions described above may contact the parties hereto as follows:

                         Amelang Partners, Inc.
                         952 Echo Lane, Suite 100
                         Houston, Texas 77024

                         Introgen Therapeutics, Inc.
                         301 Congress Avenue, Suite 1850
                         Austin, Texas 78701

                         TMX Realty Corporation
                         301 Congress Avenue, Suite 1850
                         Austin, Texas 78701

Signed by each of the undersigned this 24th day of November, 1998.



                                        AMELANG PARTNERS, INC.



                                        By:  /s/ WELLINGTON STEVENS III
                                             -----------------------------------
                                        Its: President
                                             -----------------------------------


                                        INTROGEN THERAPEUTICS, INC.



                                        By:  /s/ JAMES W. ALBRECHT, JR.
                                             -----------------------------------
                                        Its: Chief Financial Officer
                                             -----------------------------------


                                        TMX REALTY CORPORATION



                                        By:  /s/ JAMES W. ALBRECHT, JR.
                                             -----------------------------------
                                        Its: Chief Financial Officer
                                             -----------------------------------

[SEAL]

                          (Corporate Acknowledgement)

THE STATE OF TEXAS       )
                         )                                               [SEAL]
COUNTY OF HARRIS         )


     This instrument was acknowledged before me on the 24th day of November, 1998, by Wellington Stevens III, President of Amelang Partners, Inc., a Texas corporation, on behalf of said corporation.

                                        /s/ FELICIA E. BOWMAN
                                        ----------------------------------------
                                        Notary Public, State of Texas

                          (Corporate Acknowledgement)

THE STATE OF TEXAS       )
                         )
COUNTY OF TRAVIS         )

     This instrument was acknowledged before me on the 24th day of November, 1998, by James W. Albrecht, Jr., Chief Financial Officer of Introgen Therapeutics, Inc., a Delaware corporation, on behalf of said corporation.

                                        /s/ LYNNE MADDOX
                                        ----------------------------------------
                                        Notary Public, State of Texas

[SEAL]

                          (Corporate Acknowledgement)

STATE OF TEXAS    )
                  )
COUNTY OF TRAVIS  )

     This instrument was acknowledged before me on the 24 day of November, 1998 by James W. Albrecht, Jr., Chief Financial Officer of TMX Realty Corporation, a Delaware corporation, on behalf of said corporation.

                                                   /s/ LYNNE MADDOX
                                                   -----------------------------
     [SEAL]           LYNNE MADDOX                Notary Public, State of Texas
               Notary Public, State of Texas
            My Commission Expires June 17, 2002

                               [TERRA LETTERHEAD]


     METES & BOUNDS DESCRIPTION
     2.619 ACRES (114,086 SQUARE FEET)
     D W C HARRIS SURVEY, ABSTRACT NUMBER 325
     HARRIS COUNTY, TEXAS


     Being a tract or parcel containing 2.619 acres (114,086 square feet) of land situated in the D W C Harris Survey, Abstract Number 325, Harris County, Texas, and being part of and out of that certain called 118.831 acres, described in deed to the United States of America, as recorded in Volume 1297, Page 87, Deed Records of Harris County, Texas, said 2.619 acre tract being more particularly described as follows (all bearings and coordinates are based on the Texas State Plane Coordinate System; South Central Zone; all distances and coordinates are surface and may be converted to grid by multiplying by a combined scale factor of 0.9998632):

     COMMENCING at a 5/8-inch iron rod with plastic cap set marking the intersection of the south right-of-way (ROW) line of Holcombe Boulevard with the west ROW line of Almeda Road, and having surface coordinates of X=3,147,967.40, Y=698,487.10, thence:

          South 14 degrees 53'21" West, with said west ROW line, a distance of
          206.00 feet to a set 5/8-inch iron rod with plastic cap;

          North 75 degrees 06'39" West, a distance of 329.30 feet to a 5/8-inch iron rod with plastic cap set marking the POINT OF BEGINNING and northeast corner of the herein described tract;

     THENCE, SOUTH 14 degrees 53'21" West, a distance of 330.70 feet to a 5/8-inch iron rod with plastic cap set marking the southeast corner of the herein described tract;

     THENCE, NORTH 75 degrees 06'39" West, a distance of 432.78 feet to a 5/8-inch iron rod with plastic cap set marking the southwest corner of the herein described tract;

     THENCE, NORTH 41 degrees 44'27" East, a distance of 334.23 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

     THENCE, NORTHEASTERLY, with a curve to the left having a radius of 760.00 feet, a central angle of 03 degrees 35'59", an arc length of 47.75 feet, and a chord which bears North 39 degrees 56'28" East, 47.74 feet to an "X" in concrete set marking the most northwesterly corner of the herein described tract;

     THENCE, SOUTHEASTERLY, with a non-tangent curve to the left having a radius of 87.50 feet, an arc length of 93.13 feet, a central angle of 60 degrees 59'01", and a chord which bears South 58 degrees 25'28" East, 88.80 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

     THENCE, SOUTH 88 degrees 54'58" East, a distance of 27.76 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

     THENCE, EASTERLY, with a curve to the right having a radius of 281.50 feet, an arc length of 67.83 feet, a central angle of 13 degrees 48'19", and a chord which bears South 82 degrees 00'48" East, 67.66 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

METES & BOUNDS DESCRIPTION
2.619 ACRES (114,086 SQUARE FEET)
D W C HARRIS SURVEY, ABSTRACT NUMBER 325
HARRIS COUNTY, TEXAS

Page 2 of 2



THENCE, SOUTH 75 degrees 06'39" East, a distance of 82.41 feet to the POINT OF BEGINNING and containing 2.619 acres (114,086 square feet) of land (this description is based on a Land Title Survey and plat prepared by Terra Surveying Company, Inc. Project Number 0163-9801-S).



Compiled by: Scott D Mandeville              [STAMP]
Compiled: October 22, 1998
TSC Project No: 0163-9801-S
SDM: 2-619ac.mb






ANY PROVISION HEREIN WHICH RESTRICTS THE SALE, RENTAL, OR USE OF THE DESCRIBED REAL PROPERTY BECAUSE OF COLOR OR RACE IS INVALID AND UNENFORCEABLE UNDER FEDERAL LAW
THE STATE OF TEXAS}
COUNTY OF HARRIS  }

     I hereby certify that this instrument was FILED in File Number Sequence on the date and at the time stamped hereon by me; and was duly RECORDED, in the Official Public Records of Real Property of Harris County, Texas on

                                   DEC 3 1998

[STAMP] COUNTY COURT OF HARRIS               /s/ BEVERLY B. KAUFMAN
        COUNTY, TEXAS *                      COUNTY CLERK
                                             HARRIS COUNTY TEXAS

                                                                       EXHIBIT A
                                                                        11-23-98

                   [TERRA SURVEYING COMPANY INC. LETTERHEAD]


METES & BOUNDS DESCRIPTION
2.619 ACRES (114,086 SQUARE FEET)
D W C HARRIS SURVEY, ABSTRACT NUMBER 325
HARRIS COUNTY, TEXAS



Being a tract or parcel containing 2.619 acres (114,086 square feet) of land situated in the D W C Harris Survey, Abstract Number 325, Harris County, Texas, and being part of and out of that certain called 118.831 acres, described in deed to the United States of America, as recorded in Volume 1297, Page 87, Deed Records of Harris County, Texas, said 2.619 acre tract being more particularly described as follows (all bearings and coordinates are based on the Texas State Plane Coordinate System; South Central Zone; all distances and coordinates are surface and may be converted to grid by multiplying by a combined scale factor of 0.9998632):

COMMENCING at a 5/8-inch iron rod with plastic cap set marking the intersection of the south right-of-way (ROW) line of Holcombe Boulevard with the west ROW line of Almeda Road, and having surface coordinates of X=3,147,967.40, Y=698,487.10, thence:

     South 14 degrees 53'21" West, with said west ROW line, a distance of 206.00 feet to a set 5/8-inch iron rod with plastic cap;

     North 75 degrees 06'39" West, a distance of 329.30 feet to a 5/8-inch iron rod with plastic cap set marking the POINT OF BEGINNING and northeast corner of the herein described tract;

THENCE, SOUTH 14 degrees 53'21" West, a distance of 330.70 feet to a 5/8-inch iron rod with plastic cap set marking the southeast corner of the herein described tract;

THENCE, NORTH 75 degrees 06'39" West, a distance of 432.78 feet to a 5/8-inch iron rod with plastic cap set marking the southwest corner of the herein described tract;

THENCE, NORTH 41 degrees 44'27" East, a distance of 334.23 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, NORTHEASTERLY, with a curve to the left having a radius of 760.00 feet, a central angle of 03 degrees 35'59", an arc length of 47.75 feet, and a chord which bears North 39 degrees 56'28" East, 47.74 feet to an "X" in concrete set marking the most northwesterly corner of the herein described tract;

THENCE, SOUTHEASTERLY, with a non-tangent curve to the left having a radius of
87.50 feet, an arc length of 93.13 feet, a central angle of 60 degrees 59'01", and a chord which bears South 58 degrees 25'28" East, 88.80 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 88 degrees 54'58" East, a distance of 27.76 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, EASTERLY, with a curve to the right having a radius of 281.50 feet, an arc length of 67.83 feet, a central angle of 13 degrees 48'19", and a chord which bears South 82 degrees 00'48" East, 67.66 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

METES & BOUNDS DESCRIPTION
2.619 ACRES (114,086 SQUARE FEET)
D W C HARRIS SURVEY, ABSTRACT NUMBER 325
HARRIS COUNTY, TEXAS

THENCE, SOUTH 75 degrees 06'39" East, a distance of 82.41 feet to the POINT OF BEGINNING and containing 2.619 acres (114,086 square feet) of land (this description is based on a Land Title Survey and plat prepared by Terra Surveying Company, Inc, Project Number 0163-9801-S).



Compiled by: Scott D Mandeville              [STAMP]
Compiled: October 22, 1998
TSC Project No: 0163-9801-S
SDM: 2-619ac.mb

                        NOTE, DEED OF TRUST AND GUARANTY
                              MODIFICATION AGREEMENT

     This Note, Deed of Trust and Guaranty Modification Agreement ("Agreement") is made as of the 24th day of September, 1998, by and among AMELANG PARTNERS INCORPORATED, a Texas corporation ("Borrower"); AID ASSOCIATION FOR LUTHERANS, a Wisconsin corporation ("Lender"); and KARL J. AMELANG ("Guarantor").

                                    RECITALS

     A. Borrower is indebted to Lender for a previous loan evidenced by a Promissory Note (the "Note") dated February 6, 1997, in the original principal sum of $2,500,000.00, executed by Borrower, payable to Lender.

     B. The Note is secured by (i) a Deed of Trust and Security Agreement ("Deed of Trust") executed by Borrower to Barry E. Putterman, Trustee, filed under Clerk's File No. S319696, and recorded under Film Code Reference No. 511-82-2756 in the Official Public Records of Real Property of Harris County, Texas, (ii) an Assignment of Rents and Leases ("Assignment of Rents") executed by Borrower to Lender, filed under Clerk's File No. S319697, and recorded under Film Code Reference No. ###-##-#### in the Official Public Records of Real Property of Harris County, Texas, and (iii) other and sundry documents and agreements. All documents and agreements given as security for the Note are referred to collectively as the "Loan Documents."

     C. In connection with Borrower's execution of the Loan Documents, Guarantor executed and delivered to Lender a Limited Guaranty (the "Guaranty") and an Environmental Indemnity Agreement (the "Indemnity").

     D. Section 5.19 of the Deed of Trust entitles Borrower, upon satisfaction of certain terms and conditions, to a partial release of the property defined therein as the "Additional Collateral" and being more particularly described on Exhibit "A" attached hereto.

     E. As a condition of Borrower being entitled to a partial release of the Additional Collateral, Borrower, Guarantor and Lender are executing this Agreement.

     NOW, THEREFORE, in consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lender and Guarantor hereby agree as follows:

     1. Ratification of Recitals. Borrower, Lender and Guarantor hereby ratify and confirm the above Recitals.

     2. Partial Release. Lender hereby RELEASES and DISCHARGES the Additional Collateral from the liens, claims, security interests and encumbrances of the Loan Documents. Without limiting the generality of the preceding sentence, the definition of the term "Land" contained

     5. Restrictions on Released Property. The following provision is hereby added as new Section 5.21 of the Deed of Trust:

     "5.21 Restrictions on Released Property. Except with the prior written consent of Beneficiary, neither Grantor nor any of its successors or assigns shall use the Additional Collateral in a manner inconsistent with the following restrictions, which shall be covenants running with the Additional Collateral and be binding upon Grantor and its successors and assigns during the term of the Ground Lease: (a) the exterior design of and development shall be compatible with the exterior architectural design of the adjacent VA Medical Center and the improvements situated on the Initial Development; (b) all buildings shall be situated on the Additional Collateral at least twenty-five (25) feet away from F.M. 521 (Almeda Road) and at least ten (10) feet away from the common boundary line with the Initial Development; (c) adequate on-site parking shall be established, including, without limitation, meeting the minimum requirements of the City of Houston parking ordinance as they apply generally to all properties; (d) the development shall contain adequate surface drainage so that no excessive drainage flows onto the surface of the Initial Development, and
     (e) no curb cuts for vehicular traffic shall be located on any portion of the Additional Collateral within twenty (20) feet of the Initial Development. Grantor hereby grants to Beneficiary and any successor to the interest of Beneficiary in the Initial Development a non-exclusive easement on and under the Additional Collateral to provide water to the Initial Development and to treat wastewater from the Initial Development through the lines presently existing under the Additional Collateral, together with reasonable rights of access to repair such lines. Grantor, at its sole cost and expense, may relocate such lines to other locations on the Additional Collateral so long as utility service to the Initial Development is not interrupted and the point of connection remains the same. Within fifteen
     (15) days of a request from time to time by Beneficiary, Grantor shall deliver or cause to be delivered to Beneficiary evidence reasonably satisfactory to Beneficiary that Grantor's successors, assigns and/or subtenants have been bound by such restrictions and easements. The provisions of this Section 5.21 shall survive the release of this Deed of Trust or a foreclosure hereunder for the remainder of the term of the Ground Lease as it applies to the Initial Development, including a "Replacement Lease" (as such term is defined in the Ground Lease), and shall benefit Beneficiary and it successors and assigns."

     6. Separate Tax Parcel. Section 1.4 of the Deed of Trust, subparagraph entitled "Property Taxes", is hereby modified by deleting the last two sentences and substituting the following:

     "By no later than May 1, 1999, and all times thereafter, Grantor shall cause the Initial Development to be assessed separately for ad valorem tax purposes from any other property. Grantor shall by no later than May 1, 1999, deliver proof of compliance with the preceding sentence to Beneficiary."

       7. Modification to Insurance Provisions. The fire, tornado, windstorm and extended coverage insurance obligations set forth on Pages 12, 13, and 14 of the Deed of Trust (including, without limitation, the insurance covering lost rentals and other revenues) shall apply solely to the Initial Development. By way of example, Grantor shall keep all improvements situated on the Initial Development insured against loss as may be reasonably required by Beneficiary, for the full replacement value, and the insurance covering rentals and other revenues derived from the Premises shall mean and refer to the rentals and other revenues derived from the Initial Development, with all of such insurance policies to provide specifically that they cover the Initial Development in a form reasonably acceptable to Beneficiary. Any liability policy may cover, at Beneficiary's option, other property covered by the Ground Lease, in addition to the Initial Development, or solely the Initial Development.

       8. Ratification and Confirmation. Borrower hereby ratifies and confirms the liens of the Deed of Trust and acknowledges and agrees that the Note and Loan Documents remain in full force and effect in accordance with their original terms, except as modified by this Agreement.

       9. Ratification of Guaranty and Indemnity. Guarantor hereby ratifies and confirms the Guaranty and the Indemnity, notwithstanding this Agreement.

       10. Representations and Warranties. Borrower and Guarantor represent and warrant to and for the benefit of Lender that as of the date hereof:

       (a) Borrower is a duly formed Texas corporation and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder;

       (b) Borrower is still the holder of the interest of the Tenant under the Ground Lease and has not prior to the date hereof transferred, assigned or encumbered any of its interests in the Ground Lease to any party other than Lender; and

       (c) Neither Borrower nor Guarantor has any defense to any of their respective obligations under the Loan Documents as amended hereby, including, without limitation, the Guaranty or the Indemnity.

       11. Additional Obligations. This Agreement is conditioned on the following matters occurring to the satisfaction of Beneficiary by no later than ten (10) days after the date hereof: (a) Grantor paying to Beneficiary a one-time transaction fee in the amount of $12,500.00; (b) Grantor paying all reasonable legal expenses incurred by Beneficiary in connection with the preparation and negotiation of this Agreement and the transactions described herein, (c) Grantor providing Beneficiary with a P-9(b)(3) endorsement to the Mortgagee Policy of Title Insurance insuring the Deed of Trust, confirming that said policy remains in full force and effect notwithstanding this Agreement; and
(d) Grantor delivering or causing to be delivered to Beneficiary an amendment to the Ground Lease in a form satisfactory to Beneficiary.

     12. Further Assurances. Borrower and Guarantor shall each execute, acknowledge, and delivery all such instruments, and take all such actions as may be reasonably necessary to further assure to Lender the full benefits of the Loan Documents, including the collateral therefor, and to preserve and protect the Loan Documents and all the rights, powers and remedies of Lender provided for therein.

     13. Future Transfers. Borrower and Guarantor acknowledge that Lender's consent to the partial release of the Additional Collateral does not constitute a consent by Lender to any future transfer, conveyance, encumbrance or assignment of any right, title or interest prohibited or restricted under the Loan Documents.

     14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of the respective parties hereto (without implying consent to any transfers or assignments prohibited or restricted by the Loan Documents).


                                    AMELANG PARTNERS
                                    INCORPORATED


                                    By:    /s/ KARL J. AMELANG
                                           -------------------------------------
                                    Name:  Karl J. Amelang
                                           -------------------------------------
                                    Title: CEO
                                           -------------------------------------


                                           /s/ KARL J. AMELANG
                                    --------------------------------------------
                                           KARL J. AMELANG



                                    AID ASSOCIATION FOR LUTHERANS


                                    By:    /s/ DAVID CRIST
                                           -------------------------------------
                                    Name:  David Crist
                                           -------------------------------------
                                    Title: Assistant Secretary
                                           -------------------------------------


                                    By:    /s/ WAYNE C. STRECK
                                           -------------------------------------
                                    Name:  Wayne C. Streck
                                           -------------------------------------
                                    Title: Vice-President Mortgage & Real Estate
                                           -------------------------------------

STATE OF TEXAS           )
                         )
COUNTY OF HARRIS         )

     This instrument was acknowledged before me on November 23rd, 1998, by Karl
J. Amelang, CEO of AMELANG PARTNERS INCORPORATED, a Texas corporation, on behalf of said corporation.

          [SEAL]                            /s/ DEBORAH D. DUNN
                                            ------------------------------------
                                            Notary Public, State of Texas




STATE OF TEXAS           )
                         )
COUNTY OF HARRIS         )

     This instrument was acknowledged before me on November 23rd, 1998, by Karl
J. Amelang.

          [SEAL]                            /s/ DEBORAH D. DUNN
                                            ------------------------------------
                                            Notary Public, State of Texas




STATE OF WISCONSIN       )
                         )
COUNTY OF OUTGAMIE       )

     This instrument was acknowledged before me on November 30th, 1998, by Wayne C. Streck and David Crist, the V-P (Mortg. & Real Estate), and Assistant Secretary respectively, of AID ASSOCIATION FOR LUTHERANS, a Wisconsin corporation, on behalf of said corporation.


                                            /s/ KATHLEEN M. VAN BOSTEL
                                            ------------------------------------
                                            Notary Public, State of Wisconsin

                                            Kathleen M. Van Bostel

Attachments: Exhibit "A" and Exhibit "D"

My commission expires 8-11-2002

                                 EXHIBIT "A"

Being a tract or parcel containing 5.119 acres (222,986 square feet) of land situated in the D W C Harris Survey, Abstract Number 325, Harris County, Texas, and being part of and out of that certain called 118.831 acres, described in deed to the United States of America, as recorded in Volume 1297, Page 87, Deed Records of Harris County, Texas, said 5.119 acre tract being more particularly described as follows (all bearings and coordinates are based on the Texas State Plane Coordinate System; South Central Zone; all distances and coordinates are surface and may be converted to grid by multiplying by a combined scale factor of 0.9998632):

COMMENCING at a 5/8-inch iron rod with plastic cap set marking the intersection of the south right-of-way (ROW) line of Holcombe Boulevard with the west ROW line of Almeda Road, and having surface coordinates of X=3,147,967.40, Y=698,487.10, thence:

     South 14 degrees 53'21" West, with said west ROW line, a distance of
     206.00 feet to a 5/8-inch iron rod with plastic cap set marking the POINT OF BEGINNING and northeast corner of the herein described tract;

THENCE, SOUTH 14 degrees 53'21" West, continuing with said west ROW line, a distance of 330.70 feet to a 5/8-inch iron rod with plastic cap set marking the southeast corner of the herein described tract;

THENCE, NORTH 75 degrees 06'39" West, a distance of 762.08 feet to a 5/8-inch iron rod with plastic cap set marking the southwest corner of the herein described tract;

THENCE, NORTH 41 degrees 44'27" East, a distance of 334.23 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, NORTHEASTERLY, with a curve to the left having a radius of 760.00 feet, a central angle of 03 degrees 35'59", an arc length of 47.75 feet, and a chord which bears North 39 degrees 56'28" East, 47.74 feet to an "X" in concrete set marking the most northwesterly corner of the herein described tract;

THENCE, SOUTHEASTERLY, with a non-tangent curve to the left having a radius of
87.50 feet, an arc length of 93.13 feet, a central angle of 60 degrees 59'01", and a chord which bears South 58 degrees 25'28" East, 88.80 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH, 88 degrees 54'58" East, a distance of 27.76 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, EASTERLY, with a curve to the right having a radius of 281.50 feet, an arc length of 67.83 feet, a central angle of 13 degrees 48'19", and a chord which bears South 82 degrees 00'48" East, 67.66 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 75 degrees 06'39" East, a distance of 411.72 feet to the POINT OF BEGINNING and containing 5.119 acres (222,986 square feet) of land (this description is based on an AVTA/ACSM Land Title Survey and plat prepared by Terra Surveying Company, Inc, Project Number 0043-9603-S).

                                  EXHIBIT "D"

Being a tract or parcel containing 3.135 acres (136,574 square feet) of land situated in the D W C Harris Survey, Abstract Number 325, Harris County, Texas, and being part of and out of that certain called 118.831 acres, described in deed to the United States of America, as recorded in Volume 1297, Page 87, Deed Records of Harris County, Texas, said 3.135 acre tract being more particularly described as follows (all bearings and coordinates are based on the Texas State Plane Coordinate System; South Central Zone; all distances and coordinates are surface and may be converted to grid by multiplying by a combined scale factor of 0.9998632):

BEGINNING at a 5/8-inch iron rod with plastic cap set marking the intersection of the southerly right-of-way (ROW) line of Holcombe Boulevard with the westerly ROW line of Almeda Road, and having surface coordinates of X=3,147,967.40, Y=698,487.10, said iron rod also marking the most easterly corner of the herein described tract;

THENCE, SOUTH 14 degrees 53'21" West, with said westerly ROW line, a distance of 206.00 feet to a 5/8-inch iron rod with plastic cap set marking the most southerly corner of the herein described tract;

THENCE, NORTH 75 degrees 06'39" West, at 380.00 feet pass a set 5/8-inch iron rod with plastic cap, continuing in all, a distance of 411.72 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, WESTERLY, with a curve to the left having a radius of 281.50 feet, an are length of 67.83 feet, a central angle of 13 degrees 48'19", and a chord which bears North 82 degrees 00'48" West, 67.66 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, NORTH 88 degrees 54'58" West, a distance of 27.76 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, NORTHWESTERLY, with a curve to the right having a radius of 87.50 feet, an arc length of 93.13 feet, a central angle of 60 degrees 59'01", and a chord which bears North 58 degrees 25'28" West, 88.80 feet to an "X" in the top of a concrete inlet set marking the southwest corner of the herein described tract, and being in a non-tangent curve concave northwest;

THENCE, NORTHEASTERLY, with said non-tangent curve to the left, having a radius of 760.00 feet, a central angle of 07 degrees 08'15", an arc length of 94.68 feet, and a chord which bears North 34 degrees 34'21" East, 94.61 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, NORTH 31 degrees 00'14" East, a distance of 65.48 feet to a 5/8-inch iron rod with plastic cap set for corner;

THENCE, NORTH 18 degrees 49'21" East, a distance of 51.16 feet to a lead plug with tack set in a concrete footing marking the most westerly north corner of the herein described tract;

THENCE, SOUTH 71 degrees 10'39" East, a distance of 43.42 feet to a 5/8-inch iron rod with plastic cap set for corner;

THENCE, NORTH 18 degrees 49'21" East, a distance of 23.88 feet to a 5/8-inch iron rod with plastic cap set for corner;

THENCE, SOUTH 71 degrees 10'39" East, a distance of 15.90 feet to a lead plug with tack set in a concrete footing for corner;

THENCE, NORTH 18 degrees 49'21" East, a distance of 20.16 feet to a lead plug with tack set in a concrete footing for corner;

THENCE, SOUTH 71 degrees 10'39" East, a distance of 20.02 feet to a 5/8-inch iron rod with plastic cap set for corner;

THENCE, NORTH 18 degrees 49'21" East, a distance of 20.56 feet to the southerly ROW line of the aforesaid Holcombe Boulevard, also being the most northerly west corner of the herein described tract;

THENCE, SOUTH 71 degrees 10'39" East, with said southerly ROW line, a distance of 7.66 feet to the beginning of a tangent curve;

THENCE, SOUTHEASTERLY, with said southerly ROW line and a curve to the right having a radius of 2,864.93 feet, at an arc length of 66.33 feet pass a set 5/8-inch iron rod with plastic cap, continuing in all, an arc length of 451.48 feet, a central angle of 09 degrees 01'45", and a chord which bears South 66 degrees 39'46" East, 451.01 feet to the POINT OF BEGINNING and containing 3.135 acres (136,574 square feet) of land (this description is based on an ALTA/ACSM Land Title Survey and plat prepared by Terra Surveying Company, Inc. Project Number 0043-9601-S).

ISSUED BY                                      OWNER'S POLICY OF TITLE INSURANCE
COMMONWEALTH LAND TITLE INSURANCE COMPANY
--------------------------------------------------------------------------------
[LOGO]COMMONWEALTH                                             POLICY NUMBER
                                                                 175-163778


     SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS AND STIPULATIONS, Commonwealth Land Title Insurance Company, a Pennsylvania corporation, herein called the Company, insures, as of Date of Policy shown in Schedule A, against loss or damage, not exceeding the Amount of Insurance stated in Schedule A, sustained or incurred by the insured by reason of:

1. Title to the estate or interest described in Schedule A being vested other than as stated therein;
2. Any defect in or lien or encumbrance on the title;
3. Any statutory or constitutional mechanic's, contractor's, or materialman's lien for labor or material having its inception on or before Date of Policy;
4. Lack of a right of access to and from the land;
5. Lack of good and indefeasible title.

     The Company also will pay the costs, attorneys' fees and expenses incurred in defense of the title, as insured, but only to the extent provided in the Conditions and Stipulations.

IN WITNESS WHEREOF, COMMONWEALTH LAND TITLE INSURANCE COMPANY has caused its corporate name and seal to be hereunto affixed by its duly authorized officers, the Policy to become valid when countersigned by an authorized officer or agent of the Company.

                                       COMMONWEALTH LAND TITLE INSURANCE COMPANY

Attest:                     [STAMP]                  By:

 /s/ [illegible]                                         /s/ [illegible]
               Secretary                    Chairman and Chief Executive Officer




                            EXCLUSIONS FROM COVERAGE

     The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys' fees or expenses which arise by reason of:

1. (a) Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the land; (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

   (b) Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

2. Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking that has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.

3. Defects, liens, encumbrances, adverse claims or other matters:

   (a) created, suffered, assumed or agreed to by the insured claimant;

   (b) not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;

   (c) resulting in no loss or damage to the insured claimant;

   (d) attaching or created subsequent to Date of Policy;

   (e) resulting in loss or damage that would not have been sustained if the insured claimant had paid value for the estate or interest insured by this policy.

4. The refusal of any person to purchase, lease or lend money on the estate or interest covered hereby in the land described in Schedule A because of unmarketability of the title.

5. Any claim which arises out of the transaction vesting in the person named in paragraph 3 of Schedule A the estate or interest insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or other state or federal creditors' rights laws that is based on either (i) the transaction creating the estate or interest insured by this Policy being deemed a fraudulent conveyance or fraudulent transfer or a voidable distribution or voidable dividend, (ii) the subordination or recharacterization of the estate or interest insured by this Policy as a result of the application of the doctrine of equitable subordination or (iii) the transaction creating the estate or interest insured by this Policy being deemed a preferential transfer except where the preferential transfer results from the failure of the Company or its issuing agent to timely file for record the instrument of transfer to the insured after delivery or the failure of such recordation to impart notice to a purchaser for value or a judgment or lien creditor.

Texas Owner Policy T-1 (Rev. 1-1-93)

[COMMONWEALTH LOGO]

COMMONWEALTH LAND TITLE INSURANCE COMPANY

GF Number: 98011250
Policy Number: 175-163778
Premium: N/A
Date of Endorsement: December 3, 1998

                       LEASEHOLD OWNER POLICY ENDORSEMENT

                                   ISSUED BY
                   COMMONWEALTH LAND TITLE INSURANCE COMPANY

The conditions and stipulations of said policy are hereby amended in the following particulars:
Section 1 of the Conditions and Stipulations of said policy is hereby amended by adding subsection (h) thereto to read as follows:

     (h) "leasehold estate": the right of possession for the term or terms described in Schedule A hereof subject to any provisions contained in the Lease which limits such right of possession.

The following new subsections (d) and (e) are inserted into Section 7 of said Conditions and Stipulations:
     (d)  Valuation of Estate or Interest Insured
     If, in computing loss or damages incurred by the Insured, it becomes necessary to determine the value of the estate or interest insured by this policy, such value shall consist of the then present worth of the excess, if any, of the fair market rental value of such estate or interest, undiminished by any matters for which such claim is made, for that part of the term stated in Schedule A herein then remaining plus any renewal or extended term for which a valid option to renew or extend is contained in the Lease, over the value of the rent and other consideration required to be paid under the Lease for the same period.

     (e)  Miscellaneous Items of Loss
     In the event the Insured is evicted from possession of all or a part of the land by reason of any matters insured against by this policy the following, if applicable, shall be included in computing loss or damage incurred by the Insured, but not to the extent that the same are included in the valuation of the estate or interest insured by this policy.

     (i) The reasonable cost of removing and relocating any personal property which the Insured has the right to remove and relocate, situated on the land at the time of eviction, the cost of transportation of such personal property for the initial twenty-five miles incurred in connection with such relocation, and the reasonable cost of repairing such personal property damaged by reason of said removal and relocation. The costs referred to above shall not exceed in the aggregate the value of the personal property prior to its removal and relocation. "Personal property", above referred to, shall mean chattels and property which because of its character and manner of affixation to the land, can be severed therefrom without causing appreciable damage to the property severed or to the land to which such property is affixed.

     (ii) Rent or damages for use and occupancy of the land prior to such eviction which the Insured as owner of the leasehold estate may be obligated to pay to any person having paramount title to that of the lessor in the Lease.

    (iii) The amount of rent which, by the terms of the Lease, the Insured must continue to pay to the lessor after eviction for the land, or part thereof, from which the Insured has been evicted.

     (iv) The fair market value, at the time of such eviction, of the estate or interest of the insured in any sublease of all or part of the land existing at the date of such eviction.

     (v) Damages which the Insured may be obligated to pay to any sublease on account of the breach of any sublease of all or part of the land caused by such eviction.

The total liability of the Company under said policy and any endorsements therein shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated under the Conditions and Stipulations thereof to pay.

This endorsement, when countersigned below by an Authorized Countersignature, is made a part of said policy and is subject to the Schedules, Exclusions from Coverage, and Conditions and Stipulations therein, except as modified by the provisions hereof.

/s/ GLORIA DORECK
---------------------------
Authorized Countersignature

                        OWNER POLICY OF TITLE INSURANCE

                                   SCHEDULE A

                                               Issued with Policy No. 535-370986
G.F. No. 98011250

Policy No. 175-163778

Amount of Insurance: $10,152,910.00

Premium: $56,515.45

Date of Policy: DECEMBER 3, 1998, 3:11 PM

1.   Name of Insured: TMX REALTY, INC., A DELAWARE CORPORATION

2.   The estate or interest in the land that is covered by this policy is:

     LEASEHOLD ESTATE CREATED IN THAT LEASE AGREEMENT EXECUTED BY AND BETWEEN THE UNITED STATES DEPARTMENT OF VETERANS AFFAIRS AND AMELANG PARTNERS, INC., AS SET FORTH IN INSTRUMENT DATED AUGUST 25, 1993, AND FILED FOR RECORD UNDER HARRIS COUNTY CLERK'S FILE NO. R182160 AND SUPPLEMENTED BY INSTRUMENT FILED FOR RECORD UNDER HARRIS COUNTY CLERK'S FILE NO. S319699. SUBLEASE CREATED BY MEMORANDUM OF SUBLEASE AND ASSIGNMENT BY AND BETWEEN AMELANG PARTNERS, INC., A TEXAS CORPORATION AND INTROGEN THERAPEUTICS, INC., A DELAWARE CORPORATION AND TMX REALTY CORPORATION, A DELAWARE CORPORATION DATED NOVEMBER 24, 1998, FILED FOR RECORD UNDER HARRIS COUNTY CLERK'S FILE NO. T418082.

3.   Title to the estate or interest in the land is insured as vested in:

     TMX REALTY CORPORATION, A DELAWARE CORPORATION

4.   The land referred to in this policy is described as follows:

     A TRACT OF LAND CONTAINING 2.619 ACRES, MORE OR LESS, SITUATED IN THE D.W.C. HARRIS SURVEY, ABSTRACT NO. 325, HARRIS COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS ON EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.

     NOTE: THE COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

TERRA                        4900 Woodway, Suite 1000 -- Houston, Texas 755056
SURVEYING                                 (713) 993-0327 -- Fax (713) 993-9231
COMPANY, INC.

                                  EXHIBIT "A"

METES & BOUNDS DESCRIPTION
2.619 ACRES (114,086 SQUARE FEET)
D W C HARRIS SURVEY, ABSTRACT NUMBER 325
HARRIS COUNTY, TEXAS


Being a tract or parcel containing 2.619 acres (114,086 square feet) of land situated in the D W C Harris Survey, Abstract Number 325, Harris County, Texas, and being part of and out of that certain called 118.831 acres, described in deed to the United States of America, as recorded in Volume 1297, Page 87, Deed Records of Harris County, Texas, said 2.619 acre tract being more particularly described as follows (all bearings and coordinates are based on the Texas State Plane Coordinate System; South Central Zone; all distances and coordinates are surface and may be converted to grid by multiplying by a combined scale factor of 0.9998632):

COMMENCING at a 5/8-inch iron rod with plastic cap set marking the intersection of the south right-of-way (ROW) line of Holcombe Boulevard with the west ROW line of Almeda Road, and having surface coordinates of X=3,147,967.40, Y=698,487.10, thence:

     South 14 degrees 53'21" West, with said west ROW line, a distance of 206.00 feet to a set 5/8-inch iron rod with plastic cap;

     North 75 degrees 06'39" West, a distance of 329.30 feet to a 5/8-inch iron rod with plastic cap set making the POINT OF BEGINNING and northeast corner of the herein described tract;

THENCE, SOUTH 14 degrees 53'21" West, a distance of 330.70 feet to a 5/8-inch iron rod with plastic cap set marking the southeast corner of the herein described tract;

THENCE, NORTH 75 degrees 06'39" West, a distance of 432.78 feet to a 5/8-inch iron rod with plastic cap set marking the southwest corner of the herein described tract;

THENCE, NORTH 41 degrees 44'27" East, a distance of 334.23 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, NORTHEASTERLY, with a curve to the left having a radius of 760.00 feet, a central angle of 03 degrees 35'59", an arc length of 47.75 feet, and a chord which bears North 39 degrees 56'28" East, 47.74 feet to an "X" in concrete set marking the most northwesterly corner of the herein described tract;

THENCE, SOUTHEASTERLY, with a non-tangent curve to the left having a radius of
87.50 feet, an arc length of 93.13 feet, a central angle of 60 degrees 59' 01", and a chord which bears South 58 degrees 25'28" East, 88.80 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 88 degrees 54'58" East, a distance of 27.76 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, EASTERLY, with a curve to the right having a radius of 281.50 feet, an arc length of 67.83 feet, a central angle of 13 degrees 48'19", and a chord which bears South 82 degrees 00'48" East, 67.66 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

METES & BOUNDS DESCRIPTION
2.619 ACRES (114,086 SQUARE FEET)
D W C HARRIS SURVEY, ABSTRACT NUMBER 325
HARRIS COUNTY, TEXAS

Page 2 of 2


THENCE, SOUTH 75 degrees 06'39" East, a distance of 82.41 feet to the POINT OF BEGINNING and containing 2.619 acres (114,086 square feet) of land (this description is based on a Land Title Survey and plat prepared by Terra Surveying Company, Inc. Project Number 0163-9801-S).


Compiled by: Scott D. Mandeville                               [STAMP]
Compiled: October 22, 1998
TSC Project No: 0163-9801-S
SDM: 2-619ac.mb

                        OWNER POLICY OF TITLE INSURANCE

                                   SCHEDULE B

G.F. No. 98011250

Policy No. 175-163778



                            EXCEPTIONS FROM COVERAGE

This policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees or expenses) that arise by reason of the terms and conditions of the leases or easements insured, if any, shown in Schedule A and the following matters:

1. The following restrictive covenants of record itemized below (the Company must either insert specific recording data or delete this exception):

     AS SET FORTH IN INSTRUMENT FILED FOR RECORD UNDER HARRIS COUNTY CLERK'S FILE NUMBER T415740, HARRIS COUNTY, TEXAS, BUT OMITTING ANY COVENANT OR RESTRICTION BASED ON RACE, COLOR, RELIGION, SEX, HANDICAP, FAMILIAL STATUS, OR NATIONAL ORIGIN.

2.   Shortages in area.

3. Homestead or community property or survivorship rights, if any, of any spouse of any insured.

4. Any titles or rights asserted by anyone, including, but not limited to, persons, the public, corporations, governments or other entities,

     a. to tidelands, or land comprising the shores or beds of navigable or perennial rivers and streams, lakes, bays, gulfs or oceans, or

     b. to lands beyond the line of the harbor or bulkhead lines as established or changed by any government, or

     c.   to filled-in lands, or artificial islands, or

     d.   to statutory water rights, including riparian rights, or

     e. to the area extending from the line of mean low tide to the line of vegetation, or the right of access to that area or easement along and across that area.

5. Standby fees, taxes and assessments by any taxing authority for the year 1999 and subsequent years, and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage and ownership.

6. The following matters and all terms of the documents creating or offering evidence of the matters (We must insert matters or delete this exception.):

     a. LEASEHOLD DEED OF TRUST DATED NOVEMBER 23, 1998, FILED FOR RECORD UNDER HARRIS COUNTY CLERK'S FILE NO. T418083, EXECUTED BY TMX REALTY CORPORATION, A DELAWARE CORPORATION TO JOHN E. PHILLIPS, TRUSTEE, AND ALL TERMS, CONDITIONS AND STIPULATIONS CONTAINED THEREIN, INCLUDING ANY ADDITIONAL INDEBTEDNESS SECURED THEREBY, SECURING THE PAYMENT OF ONE PROMISSORY NOTE OF EVEN DATE THEREWITH IN THE PRINCIPAL AMOUNT OF


                             See Continuation Page

Continuation of Schedule B                                     G.F. No. 98011250

          $6,000,000.00, payable to Riverway Bank. Said Lien being additionally secured by Assignment of Leases (Space Lease) filed for record on December 3, 1998, under Harris County Clerk's File No. T418084.

     b. Terms, conditions and stipulations of Lease dated August 25, 1993, as evidenced by Memorandum filed for record under Harris County Clerk's File No. R182160, as supplemented by Notice of Lease filed for record under Harris County Clerk's File No. S319699, between The United States Department of Veterans Affairs and Amelang Partners, Inc. Sublease created by Memorandum of Sublease and Assignment created by and between Amelang Partners, Inc., a Texas corporation and Introgen Therapeutics, Inc., a Delaware corporation and TMX Realty Corporation, a Delaware corporation dated November 24, 1998, filed for record under Harris County Clerk's File No. T418082.

     c. Subordination, Attornment and Non-Disturbance Agreement by and among Amelang Partners Incorporated, a Texas corporation, Introgen Therapeutics, Inc., a Delaware corporation and Aid Association for Lutherans, a Wisconsin corporation recorded under Harris County Clerk's File No. T415741.

     d. Storm sewer lines in various locations of subject property as shown on survey dated October 2, 1998, prepared by Ernest Roth, R.P.L.S. No. 2044.

     e. Electric and telephone lines entering subject property as shown on survey dated October 2, 1998, prepared by Ernest Roth, R.P.L.S. No. 2044.

     f. Any and all liens arising by reason of unpaid bills or claims for work performed or materials furnished in connection with improvements placed, or to be placed, upon the subject land. However, the Company does insure the insured against loss, if any, sustained by the Insured under this Policy if such liens have been filed with the County Clerk of Harris County, Texas, prior to the date hereof.

          Liability hereunder at the date hereof is limited to $6,000,000.00. Liability shall increase as contemplated improvements are made, so that any loss payable hereunder shall be limited to said sum plus the amount actually expended by the Insured in improvements, subsequent to the date of this policy, will be deemed made as of the date of the policy. In no event shall the liability of the Company hereunder exceed the face amount of this Policy. Nothing contained in this paragraph shall be construed as limiting any exception or any printed provision of this policy.




                                              Countersigned
                                              Partners Title Company


                                              By
                                                  ------------------------------
                                                  Authorized Countersignature

                                                               G.F. No. 98011250

                   COMMONWEALTH LAND TITLE INSURANCE COMPANY

Owner Policy Number: 175-163778

Issued with Policy Number: 535-370986


-------------------------------------------------------------------------------------------------------

   Premium Amount     Rate Rules     Property        County         Liability at
                                       Type           Code          Reissue Rate

1                   2              3              4              5                6       7         8
   $ 35,382.45                        C              201
-------------------------------------------------------------------------------------------------------

                          CONDITIONS AND STIPULATIONS
                                  (Continued)


7. DETERMINATION, EXTENT OF LIABILITY AND COINSURANCE.

This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the insured claimant who has suffered loss or damage by reason of matters insured against by this policy and only to the extent herein described.

         (a) The liability of the Company under this policy shall not exceed the least of:

                 (i)  the Amount of Insurance stated in Schedule A;

                 (ii) The difference between the value of the insured estate or interest as insured and the value of the insured estate or interest subject to the detect, lien or encumbrance insured against by this policy at the date the insured claimant is required to furnish to Company a proof of loss or damage in accordance with Section 5 of these Conditions and Stipulations.

         (b) In the event the Amount of Insurance stated in Schedule A at the Date of Policy is less than 80 percent of the value of the insured estate or interest or the full consideration paid for the land, whichever is less, or if subsequent to the Date of Policy an improvement is erected on the land which increases the value of the insured estate or interest by at least 20 percent over the Amount of Insurance stated in Schedule A, then this Policy is subject to the following:

                 (i) where no subsequent improvement has been made, as to any partial loss, the Company shall only pay the loss pro rata in the proportion that the amount of insurance at Date of Policy bears to the total value of the insured estate or interest at Date of Policy; or

                 (ii) where a subsequent improvement has been made, as to any partial loss, the Company shall only pay the loss pro rata in the proportion that 120 percent of the Amount of Insurance stated in Schedule A bears to the sum of the Amount of Insurance stated in Schedule A and the amount expended for the improvement.

                 The provisions of this paragraph shall not apply to costs, attorneys' fees and expenses for which the Company is liable under this policy, and shall only apply to that portion of any loss which exceeds, in the aggregate, 10 percent of the Amount of Insurance stated in Schedule A.

         (c) The Company will pay only those costs, attorneys' fees and expenses incurred in accordance with Section 4 of these Conditions and Stipulations.

8. APPORTIONMENT.

If the land described in Schedule A consists of two or more parcels that are not used as a single site, and a loss is established affecting one or more of the parcels but not all, the loss shall be computed and settled on a pro rata basis as if the amount of insurance under this policy was divided pro rata as to the value on Date of Policy of each separate parcel to the whole, exclusive of any improvements made subsequent to Date of Policy, unless a liability or value has otherwise been agreed upon as to each parcel by the Company and the insured at the time of the issuance of this policy and shown by an express statement or by an endorsement attached to this policy.

9. LIMITATION OF LIABILITY.

         (a) If the Company establishes the title, or removes the alleged defect, lien or encumbrance, or cures the lack of a right of access to or from the land, all as insured, or takes action in accordance with Section 3 or
Section 6, in a reasonably diligent manner by any method, including litigation and the completion of any appeals therefrom, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused thereby.

         (b) In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals therefrom, adverse to the title as insured.

         (c) The Company shall not be liable for loss or damage to any insured for liability voluntarily assumed by the insured in settling any claim or suit without the prior written consent of the Company.

10. REDUCTION OF INSURANCE: REDUCTION OR TERMINATION OF LIABILITY.

All payments under this policy, except payments made for costs, attorneys' fees and expenses, shall reduce the amount of the insurance pro tanto.

11. LIABILITY NONCUMULATIVE.

         It is expressly understood that the amount of insurance under this policy shall be reduced by any amount the Company may pay under any policy insuring a mortgage to which exception is taken in Schedule B or to which the insured has agreed, assumed, or taken subject, or which is hereafter executed by an insured and which is a charge or lien on the estate or interest described or referred to in Schedule A, and the amount so paid shall be deemed a payment under this policy to the insured owner.

12. PAYMENT OF LOSS.

         (a) No payment shall be made without producing this policy for endorsement of the payment unless the policy has been lost or destroyed, in which case proof of loss or destruction shall be furnished to the satisfaction of the Company.

         (b) When liability and the extent of loss or damage has been definitely fixed in accordance with these Conditions and Stipulations, the loss or damage shall be payable within 30 days thereafter.

13. SUBROGATION UPON PAYMENT OR SETTLEMENT.

         (a) The Company's Right of Subrogation.

         Whenever the Company shall have settled and paid a claim under this policy, all right of subrogation shall vest in the Company unaffected by any act of the insured claimant.

         The Company shall be subrogated to and be entitled to all rights and remedies that the insured claimant would have had against any person or property in respect to the claim had this policy not been issued. If requested by the Company, the insured claimant shall transfer to the Company all rights and remedies against any person or property necessary in order to perfect this right of subrogation. The insured claimant shall permit the Company to sue, compromise or settle in the name of the insured claimant and to use the name of the insured claimant in any transaction or litigation involving these rights or remedies.

         If a payment on account of a claim does not fully cover the loss of the insured claimant, the Company shall be subrogated to these rights and remedies in the proportion which the Company's payment bears to the whole amount of the loss.

         If loss should result from any act of the insured claimant, as stated above, that act shall not void this policy, but the Company, in that event, shall be required to pay only that part of any losses insured against by this policy that shall exceed the amount, if any, lost to the Company by reason of the impairment by the insured claimant of the Company's right of subrogation.

         (b) The Company's Rights Against Non-insured Obligors.

         The Company's right of subrogation against non-insured obligors shall exist and shall include, without limitation, the rights of the insured to indemnities, guaranties, other policies of insurance or bonds, notwithstanding any terms or conditions contained in those instruments that provide for subrogation rights by reason of this policy.

14. ARBITRATION.

         "Unless prohibited by applicable law or unless this arbitration section is deleted by specific provision in Schedule B of this policy, either the Company of the Insured may demand arbitration pursuant to the Title Insurance Arbitration Rules or the American Arbitration Association. Arbitrable matters include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this Policy, and service of the Company in connection with its issuance or the breach of a policy provision or other obligation. All arbitrable matters when the Amount of Insurance is $1,000,000 or less SHALL BE arbitrated at the request of either the Company or the Insured, unless the insured is an individual person (as distinguished from a corporation, trust, partnership, association or other legal entity). All arbitrable matters when the Amount of Insurance is in excess of $1,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this Policy and under the Rules in effect on the date the demand for arbitration is made or, at the option of the Insured, the Rules in effect at the Date of Policy shall be binding upon the parties. The award may include attorneys' fees only if the laws of the state in which the land is located permit a court to award attorneys' fees to a prevailing party. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.

         The Law of the situs of the land shall apply to any arbitration under the Title Insurance Arbitration Rules.

         A Copy of the Rules may be obtained from the Company upon request."

15. LIABILITY LIMITED TO THIS POLICY: POLICY ENTIRE CONTRACT.

         (a) This policy together with all endorsements, if any, attached hereto by the Company is the entire policy and contract between the insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

         (b) Any claim of loss or damage, whether or not based on negligence, and which arises out of the status of the title to the estate or interest covered hereby or by any action asserting such claim, shall be restricted to this policy.

         (c) No amendment of or endorsement to this policy can be made except by a writing endorsed hereon or attached hereto signed by either the President, a Vice President, the Secretary, an Assistant Secretary, or validating officer or authorized signatory of the Company.

16. SEVERABILITY.

In the event any provision of the policy is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision, and all other provisions shall remain in full force and effect.

17. NOTICES, WHERE SENT.

All notices required to be given the Company and any statement in writing required to be furnished the Company shall include the number of this policy and shall be addressed to COMMONWEALTH LAND TITLE INSURANCE COMPANY, 1700 MARKET STREET, PHILADELPHIA, PENNSYLVANIA 19103-3990.

COMPLAINT NOTICE.

         SHOULD ANY DISPUTE ARISE ABOUT YOUR PREMIUM OR ABOUT A CLAIM THAT YOU HAVE FILED, CONTACT THE AGENT OR WRITE TO THE COMPANY THAT ISSUED THE POLICY. IF THE PROBLEM IS NOT RESOLVED, YOU ALSO MAY WRITE THE TEXAS DEPARTMENT OF INSURANCE, P.O. BOX 149091, AUSTIN, TX 78714-9091, FAX NO. (512) 475-1771.
THIS NOTICE OF COMPLAINT PROCEDURE IS FOR INFORMATION ONLY AND DOES NOT BECOME A PART OR CONDITION OF THIS POLICY.


                              FOR INFORMATION, OR
                           TO MAKE A COMPLAINT, CALL:
                                 1-800-925-0965


                              PARA INFORMATION, O
                          PARA HACER UNA QUEJA, HABLE
                                 1-800-925-0965


Texas Owner Policy T-1 (Rev. 10-1-97)

                                PROMISSORY NOTE

$6,000,000.00                   Houston, Texas                 November 23,1998

FOR VALUE RECEIVED, TMX REALTY CORPORATION, a Delaware corporation ("Maker"), promises to pay to the order of RIVERWAY BANK ("Payee"), at its banking house in the City of Houston, Harris County, Texas, in lawful money of the United States of America, the sum of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00), together with interest on the unpaid principal balance hereof from time to time outstanding until maturity at the following rates:

1. Commencing as of the date hereof and continuing until the first anniversary date hereof, this note shall accrue interest at the rate of 8.50% per annum.

2. Commencing as of the first anniversary date hereof and continuing until the sixth anniversary date hereof, this note shall accrue interest at the rate of 7.50% per annum.

3. Commencing as of the sixth anniversary date hereof and continuing throughout the remaining term hereof, this note shall accrue interest at a rate equal to the lesser of (i) the rate of the 5 Year Treasury Bond Note as published in the Wall Street Journal, fixed as of the close of business on the sixth anniversary date hereof, plus 2.0% per annum, or (ii) 8.50% per annum.

The rate from time to time in effect is herein referred to as the "Stated Rate"; provided, however, in no event shall interest on this note ever be charged or paid at a rate greater than the maximum non-usurious rate permitted by applicable federal or Texas law from time to time in effect, whichever shall permit the higher lawful rate (the "Highest Lawful Rate").

     If at any time or times the Stated Rate would exceed the Highest Lawful Rate but for the limitation set forth above, the rate of interest to accrue on the unpaid principal balance of this note during all such times shall be limited to the Highest Lawful Rate, but any subsequent reduction in the Stated Rate shall not become effective to reduce the interest rate payable below the Highest Lawful Rate until the total amount of interest accrued on the unpaid balance of this note equals the total amount of interest which would have accrued if the Stated Rate had at all times been in effect.

     If, at maturity or final payment of this note, the total amount of interest paid or accrued under the foregoing provisions is less than the total amount of interest which would have accrued if the Stated Rate had at all times been in effect, then Maker agrees to pay to Payee, to the extent allowed by law, an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have accrued on this note if the Highest Lawful Rate had at all times been in effect, or (ii) the amount of interest which would have accrued if the Stated Rate had at all times been in effect, and (b) the amount of interest accrued in accordance with the other provisions of this note.

     Interest shall be computed on the basis of the actual number of days elapsed in a year composed of 360 days; however, if such computation would cause the Stated Rate to exceed the Highest Lawful Rate, interest shall be computed on the basis of a year composed of 365 or 366 days, as the case may be. At all such times, if any, as Texas law shall establish the Highest Lawful Rate, the Highest Lawful Rate shall be the "indicated rate ceiling" (as defined in V.T.C.A., Finance Code, Chapter 303, as amended) from time to time in effect; provided that Payee may also rely on alternative maximum rates of interest from time to time in effect under other applicable laws, if they are higher.

     This note is payable as follows:

     Accrued interest shall be due and payable monthly, on the first day of each and every calendar month, commencing January 1, 1999, and continuing regularly and monthly thereafter through and including the first anniversary date hereof. Thereafter, principal and interest shall be due and payable in equal monthly installments (the "Monthly Payments"), due and payable on the 1st day of each and every calendar month, commencing January 1, 2000, and continuing regularly and monthly thereafter until Maturity (as hereinafter defined). The amount of the Monthly Payments shall be based on an equal amortization of the principal amount hereof over a three hundred (300) month period at the Stated Rate in effect from time to time. The amount of the Monthly Payments shall be recalculated according to the above referenced amortization schedule at any time that there is a rate adjustment on this note. The entire balance of this note, principal together with unpaid accrued interest, shall be due and payable in full eleven (11) years from the date hereof (the "Maturity"). In all cases, interest shall be calculated on the unpaid principal to the date of each installment paid and the payment made credited first to the discharge of the interest accrued and the balance to the reduction of the principal.

        This note may be prepaid in whole or in part at any time without penalty; provided, however, that all payments received by Payee from Maker upon this note shall first be applied to the payment of accrued but unpaid interest, with the balance thereof to be applied to the reduction of the outstanding principal of this note. All prepayments in excess of accrued interest shall be applied to the outstanding principal balance of this note in the inverse order of maturity.

        Whenever any payment to be made under this note shall be stated to be due on a Saturday, Sunday or legal holiday for commercial banks under the laws of the State of Texas, then such payment shall be made on the next succeeding business day.

        In addition to all principal and accrued interest on this note, Maker agrees to pay (a) all reasonable costs and expenses incurred by all owners and holders of this note in collecting this note through probate, reorganization, bankruptcy or any other proceeding, (b) the reasonable attorneys' fees when and if this note is placed in the hands of an attorney for collection after default, and (c) the reasonable attorneys' fees, costs and expenses incurred by Payee in connection with the preparation and filing of the agreements and documents contemplated herein.

         Except for the notice of defaults and opportunity to cure them as provided in the Construction Loan Agreement of even date herewith and unless otherwise provided by law, Maker and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including, but not limited to, notice of protest, notice of dishonor and notice of intent to accelerate and notice of acceleration), demand, presentment for payment, protest and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to them or any of them, and each agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any security at any time existing or by any failure to perfect or to maintain perfection of any lien on or security interest in any such security.

        Maker warrants and represents to Payee, and to all other owners and holders of any indebtedness evidenced hereby, that the loan evidenced by this
Note is and shall be solely for business, commercial or agricultural purposes and not primarily for personal, family or household use. Maker acknowledges that the loan evidenced by this Note is specifically exempted under Section 226.3(a) of Regulation Z issued by the Board of Governors of the Federal Reserve System and under the Truth-in-Lending Act and that no disclosures are required to be given under such regulations and federal laws in connection with this Note.

        It is agreed that time is of the essence of this agreement, and that in the event of default in the payment of any installment of principal or interest when due the holder hereof may declare the unpaid principal balance plus all accrued but unpaid interest due thereon immediately due and payable without notice (except as provided in the Loan Agreement), and failure to exercise said option shall not constitute a waiver on the part of the holder of the right to exercise the same at any other time.

        In the event of (i) the failure of Maker to make any payment herein provided when due (either of principal and/or interest), or (ii) in the event the entirety of the unpaid principal balance plus accrued unpaid interest thereon is declared due, interest on such past-due indebtedness (either principal and/or interest) shall accrue at the Highest Lawful Rate.

     All agreements between the Maker and the Payee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no event, whether by reason of acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to the Payee for the use, forbearance, or detention of the money to be loaned hereunder or otherwise exceed the Highest Lawful Rate. If fulfillment of any provision hereof or of any mortgage, loan agreement, or other document evidencing or securing the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if the Payee shall ever receive anything of value deemed interest under applicable law which would exceed interest at the Highest Lawful Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal amount owing hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the Maker. All sums paid or agreed to be paid to the Payee for the use, forbearance, or detention of the indebtedness of the Maker to the Payee shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full so that the rate of interest on account of such indebtedness is uniform throughout the term thereof. The provisions of this paragraph shall control all agreements between the Maker and the Payee.

     Payment of this note is secured by a Leasehold Deed of Trust of even date herewith from Maker to John E. Phillips, Trustee for the benefit of Payee covering certain property located in Harris County, Texas, as more particularly described therein (the "Property").

     Contemporaneously with the execution of this note, Maker has delivered to Payee an Assignment of Leases of even date herewith executed by Maker in favor of Payee covering the Property and Maker and Payee acknowledge that the Assignment of Leases is an absolute assignment and not security for the payment of this note.

     Maker shall pay to Payee on or before the closing hereof a commitment fee in the amount of $120,000 and it is agreed that said fee shall be paid in consideration for the Payee's taking appropriate action to insure that all of the funds that it is required to advance pursuant hereto are available to the Maker when it requests the same, subject to the terms and conditions hereof.

     This note is the promissory note referred to in, is subject to and is entitled to the benefits of, the Construction Loan Agreement (the "Loan Agreement") of even date herewith between Maker and Payee, as that Loan Agreement may be amended, modified or supplemented from time to time. The Loan Agreement contains, among other things, provisions for notice of default and opportunity to cure same and the acceleration of the maturity hereof upon the occurrence of certain stated events.

     The principal of this note represents funds which Payee will advance to Maker from time to time, upon the request of Maker, in a series of increments which will aggregate, in total, the principal sum of this note; each such increment so advanced shall constitute a part of the principal hereof and shall bear interest from the respective date of the advance thereof.

     This note has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of Texas and of the United States of America, except that Tex. Rev. Civ. Stat. Ann. Art. 5069, Ch. 15, as amended (which regulates certain revolving credit loan accounts and revolving tri-party accounts), shall not apply hereto.

     For purposes of any suit relating to this note, Maker hereof submits itself to the jurisdiction of any court sitting in the State of Texas and further agrees that venue in any suit arising out of this note or any venue shall be fixed in Harris County, Texas. Final judgment in any suit shall be conclusive and may be enforced in any jurisdiction within or without the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of such liability.

                                  TMX REALTY CORPORATION, a Delaware corporation


                                  By: /s/ JAMES W. ALBRECHT, JR.
                                     ------------------------------------------
                                  Name:  JAMES W. ALBRECHT, JR.
                                       ----------------------------------------
                                  Title: CHIEF FINANCIAL OFFICER
                                        ---------------------------------------

                             PURCHASER'S STATEMENT

Date: December 2, 1998                                         GF No.: 98011250

Sale From: Amelang Partners, Inc.   To: TMX Realty, Inc., a Delaware corporation
           925 Echo Lane, Suite 100     301 Congress Avenue, Suite 1850
           Houston, TX 77024            Austin, TX 78701

Property: 2.619 Acres, D. W. C. Harris Survey, Abstract No. 325


Purchase Price.................................................................................$      1.00

Plus: Charges
Loan Charges to Riverway Bank...................................................$107,500.00
     Commitment Fee (Prepaid $12,500.00) balance outstanding.....$107,500.00
Fees to Partners Title Company..................................................$ 35,688.64
     Leasehold Owner Policy $10,152,910.00.......................$ 28,010.87
     Mortgage Policy $6,000,000.00...............................$    125.00
     Area & Boundary Deletion....................................$  7,371.58
     1/2 Escrow Fee..............................................$    100.00
     1/2 Tax Certificates........................................$     81.19
Fees to Partners Title Company..................................................$    200.00
     1/2 Messenger/Delivery Fees.................................$     50.00
     Recording Fees..............................................$    150.00
Adjustment - Security Deposit...................................................$ 20,000.00
Adjustment - Legal Fees.........................................................$ 10,000.00
Legal Fees to Porter & Hedges LLP...............................................$ 22,834.71
Brokerage Fees to States & Little Mortgage Company..............................$ 60,000.00

          Total Charges........................................................................$256,223.35
               Gross Amount Due By Purchaser...................................................$256,224.35

Less: Credits

          Total Credits........................................................................$      0.00
               Balance Due By Purchaser........................................................$256,224.35
                                                                                               ===========

Purchaser Understands the Closing or Escrow Agent has assembled this information representing the transaction from the best information available from other sources and cannot guarantee the accuracy thereof. Any real estate agent or lender involved may be furnished a copy of this statement.

Purchaser understands that tax and insurance prorations and reserves were based on figures for the preceding year or supplied by others or estimates for current year, and in the event of any change for current year, all necessary adjustments must be made between Purchaser and Seller direct.

The undersigned hereby authorizes Partners Title Company to make expenditure and disbursements as shown above and approves same for payment. The undersigned also acknowledges receipt of Loan Funds, if applicable, in the amount shown above and a receipt of a copy of this statement.

Partners Title Company             TMX Realty, Inc., a Delaware corporation


By /s/ GLORIA DORECK               By /s/ JAMES W. ALBRECHT
   -----------------                  ------------------------
   Gloria Doreck


12/02/98 (4:15 PM)       Compliments of PARTNERS TITLE COMPANY

                           THIS IS TO CERTIFY THAT THIS IS A TRUE AND CORRECT [illegible]

                              [STAMP] PARTNERS TITLE COMPANY
                           BY /s/ [illegible]
                              -----------

                               SELLER'S STATEMENT



DATE: December 2, 1998                                          GF NO.: 98011250
SALE FROM:  Amelang Partners, Inc.                    TO: TMX Realty, Inc., a Delaware corporation
            925 Echo Lake, Suite 100                      301 Congress Avenue, Suite 1850
            Houston, TX 77024                             Austin, TX 78701

PROPERTY: 2.619 Acres, D.W.C. Harris Survey, Abstract No. 325

Sales Price.................................................................................. $      1.00
REIMBURSEMENTS/CREDITS
Adjustment - Security Deposit.........................................  $ 20,000.00
Adjustment - Legal Fees...............................................  $ 10,000.00

                          TOTAL REIMBURSEMENTS/CREDITS....................................... $ 30,000.00
                                   GROSS AMOUNT DUE TO SELLER................................ $ 30,000.00

LESS: CHARGES AND DEDUCTIONS
Fees to Partners Title Company....................................................... $ 21,314.19
  Leasehold Owner Policy $10,152,910.00...............................  $ 21,133.00
  1/2 Escrow Fee......................................................  $    100.00
  1/2 Tax Certificates................................................  $     81.19
Fees to Partners Title Company....................................................... $     75.00
  1/2 Messenger/Delivery Fees.........................................  $     50.00
  Recording Fees......................................................  $     25.00


                          TOTAL CHARGES AND DEDUCTIONS....................................... $ 21,389.19
                                   NET AMOUNT DUE TO SELLER.................................. $  8,611.81
                                                                                              ===========

Seller Understands the Closing or Escrow Agent has assembled this information representing the transaction from the best information available from other sources and cannot guarantee the accuracy thereof. Any real estate agent or lender involved may be furnished a copy of this statement.

Seller understands that tax and insurance prorations and reserves were based on figures for the preceding year or supplied by others or estimates for current year, and in the event of any change for current year, all necessary adjustments must be made between Purchaser and Seller direct.

The undersigned hereby authorizes Partners Title Company to make expenditure and disbursements as shown above and approves same for payment. The undersigned also acknowledges receipt of Loan Funds, if applicable, in the amount shown above and a receipt of a copy of this Statement.


Partners Title Company                       Amelang Partners, Inc.

By /s/ GLORIA DORECK                         By /s/ ROCKY STEVENS
  ---------------------------                   --------------------------------
  Gloria Doreck                                 Rocky Stevens




                     Compliments of PARTNERS TITLE COMPANY


                                             THIS IS TO CERTIFY THAT THIS IS A
                                             TRUE AND CORRECT

                                             [illegible]

                                             BY /s/ [illegible]
                                                --------------------------------

                  [STEWART TITLE HOUSTON DIVISION LETTERHEAD]

December 3, 1998




Ms. Gloria Doreck
Partners Title Company
Via fax 238-9166

Re: Amelang Partners

Dear Gloria:

Per our telephone conversation, we have recorded the following documents as indicated:

1) Note, Deed of Trust and Guaranty Modification Agreement having been filed with the Harris County Clerk's Office on December 3, 1998 under Clerk's File No. T-415740; and

2) Subordination, Attornment and Non-Disturbance Agreement having been filed with the Harris County Clerk's Office on December 3, 1998 under Clerk's File No. T-415741, and

3) UCC-3 having been filed with the Harris County Clerk's Office on December 3, 1998 under Clerk's File No. T-415742.

Please do not hesitate to call me should you have any questions or if anything further is needed at this time.

Thank you.

/s/ BETH FORREST
Beth Forrest
Commercial Escrow Officer

Bf
encls

                           SUBORDINATION, ATTORNMENT
                         AND NON-DISTURBANCE AGREEMENT

     THIS AGREEMENT is made as of November 23, 1998, by and among AMELANG PARTNERS INCORPORATED, a Texas corporation ("Borrower"), whose address is 952 Echo Lane, Suite 100, Houston, Texas 77024; and INTROGEN THERAPEUTICS, INC., a Delaware corporation, ("Subtenant"), whose address is 301 Congress, Suite 1850, Austin, Texas 78701 (Attn: James W. Albrecht, Chief Financial Officer); and AID ASSOCIATION FOR LUTHERANS, a Wisconsin corporation (the "Beneficiary"), whose address is 4321 North Ballard Road, Appleton, Wisconsin 54919.

     A. THE PROPERTY. The term "Property", as used herein, shall mean the real property situated in the County of Harris, State of Texas, legally described in EXHIBIT "A" attached hereto and by this reference made a part hereof, together with all buildings, structures, improvements and fixtures now or hereafter located thereon, and together with all easements and other rights appurtenant thereto.

     B. THE LOAN; SECURITY DOCUMENTS; DEED OF TRUST. Borrower has previously borrowed certain sums from Beneficiary as evidenced by a promissory note dated February 6, 1997, in the amount of $2,500,000.00 (the "Note"). The Note is secured, in part, by Borrower's leasehold estate under that certain Enhanced-Use Lease No. 084B-029-92 dated August 25, 1993, between the United States Department of Veterans Affairs, as landlord (the "Government"), and Borrower, as tenant, and all subsequent amendments, addendum and supplements thereto (collectively being referred to as the "Prime Lease"). The Prime Lease covers certain land more particularly described therein, including the land described in that certain Notice of Lease filed under Clerk's File No. S319699, and recorded under Film Code Reference No. 511-82-2828 in the Official Public Records of Real Property of Harris County, Texas. The land covered by the Prime Lease includes the Property. Borrower has heretofore encumbered its interest in the Prime Lease as security for payment of the Note and its obligations to Beneficiary and, for such purpose, has entered into various instruments and documents (collectively, as amended, the "Security Documents"), including, without limitation, that certain Deed of Trust and Security Agreement of even date with the Note (as amended, the "Deed of Trust") from Borrower to Barry E. Putterman, Trustee, filed under Clerk's File No. S319696, and recorded under Film Code Reference No. 511-82-2756 in the Official Public Records of Real Property of Harris County, Texas, and an Assignment of Rents and Leases of even date with the Note (as amended, the "Assignment"). The Deed of Trust and the Assignment have been amended by that certain Note, Deed of Trust and Guaranty Modification Agreement dated September 24, 1998.

     C. THE SUBLEASE. Pursuant to the terms and provisions of that certain Amended and Restated Ground Sublease Agreement dated effective September 24, 1998, between Borrower and Subtenant (the "Sublease"), for a term of twenty-eight (28) years plus certain options as therein set forth, a portion of the Property (the "Subleased Premises") has been subleased to Subtenant, which Sublease is subordinate to the terms and provisions of the Security Documents.

     D. PURPOSES. In connection with the above-mentioned transactions, Borrower and Subtenant have agreed to offer certain assurances and representations to the Beneficiary, and all parties agree to provide for (i) confirmation of the subordination of the Sublease to the Security Documents; (ii) the continuation of the Sublease notwithstanding any foreclosure of the Deed of Trust subject only to certain conditions set forth in this Agreement; (iii) the acknowledgment that Beneficiary reserves the right to foreclose on Borrower's interest in the Prime Lease as it affects land other than the Subleased Premises and not to foreclose on its lien and security interest on Borrower's interest in the Prime Lease as it affects the Subleased Premises; and (iv) Subtenant's attornment to the Beneficiary or to such other parties as may succeed to the interest of Borrower in the Prime Lease as the result of any foreclosure, any conveyance of the Prime Lease in lieu of foreclosure, or otherwise.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual terms and provisions hereinafter contained and other good and valuable consideration received by each party from the other, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. NOTICES OF DEFAULT TO BENEFICIARY. Notwithstanding anything to the contrary in the Sublease, Subtenant shall deliver to Beneficiary by an independent, nationally recognized courier service or mail to Beneficiary (by certified mail, return receipt requested, adequate postage prepaid), at Beneficiary's address set forth above, written notice of any default under the Sublease by Borrower, and if within the time provided in the Sublease for curing thereof by Borrower, if any, Beneficiary performs or causes to be performed all such obligations with respect to which Borrower is in default which can be cured by the payment of money, any right of Subtenant to terminate the Sublease by reason of such default shall cease and be null and void; provided, however, Beneficiary shall not be obligated to cure any such default by Borrower under the Sublease. Any notice sent to Beneficiary shall be deemed given upon the earlier to occur of actual receipt or seven (7) days after deposit in the U.S. Mail as provided above.

     2. SUBORDINATION OF SUBLEASE TO SECURITY DOCUMENTS. Subtenant hereby confirms that its leasehold estate in the Subleased Premises and all of Subtenant's right under the Sublease are subordinate to the Security Documents (insofar as the Security Documents encumber Borrower's interest in the Prime Lease) and to all extensions, renewals, modifications, consolidations and replacements thereof, to the full extent of all obligations secured or to be secured thereby including interest thereon and any future advances thereunder.

     3. NON-DISTURBANCE OF SUBTENANT. Neither the Sublease nor Subtenant's rights pursuant thereto (nor the rights, liens or security interests of any mortgagee of Subtenant) shall be disturbed or affected by any foreclosure of the lien created by the Deed of Trust or conveyance in lieu of foreclosure, or by any other act or election by Beneficiary pursuant to the Security Documents. Beneficiary's obligations under this Paragraph 3 shall be null and void if Subtenant is at the time of any such foreclosure or conveyance in lieu thereof then in default in the timely performance of the Subtenant's obligations under the Sublease or this Agreement and does not cure such default within the time, if any, allowed in the Sublease. Subtenant acknowledges and agrees that Beneficiary shall have the right and option in the event of a default by Borrower under the Security Documents not to perform all or any obligations of Borrower under the Sublease or the Prime Lease with the possible effect that Subtenant would have to make arrangements with the Government to preserve and protect Subtenant's rights and interests under the Sublease.

     4. BENEFICIARY AS LESSOR AFTER FORECLOSURE. In the event that Beneficiary (or any other party) shall succeed to Borrower's interest in the Sublease, whether through foreclosure of the liens created by the Deed of Trust, conveyance in lieu of foreclosure, or otherwise, Beneficiary (or such other party) shall thereupon, and without the necessity of attornment or other act or agreement, be substituted as Subtenant's landlord under the Sublease, and shall be entitled to the rights and benefits and subject to the obligations thereof; provided that neither Beneficiary nor any other party shall be:

               (a) liable for any act or omission of any prior landlord under the Sublease (including Borrower) and all liability of Beneficiary (or such other party) for damages for breach of any covenant, duty or obligation of landlord under the Sublease shall be satisfied only out of the interest of Beneficiary (or such other party) in the Subleased Premises; or

               (b) subject to any offsets or defenses which Subtenant might have against any prior landlord (including Borrower); however, if Borrower and Beneficiary have been given notice by Subtenant of Borrower's default under the Sublease prior to foreclosure or conveyance in lieu thereof, any such default has not been cured, Subtenant may offset the reasonable actual out-of-pocket costs paid by Subtenant to cure such default from the portion of any net "Annual Basic Rent" (defined in the Sublease) payments later becoming due under the Sublease, which portion would otherwise be retained by the landlord under the Sublease (i.e., the portion remaining after such landlord pays rent under the Prime Lease attributable thereto); or

               (c) bound by Subtenant's payment of any rent or additional rent that Subtenant may have paid to any prior landlord under the Sublease (including Borrower) for a period in excess of one month in advance; or

               (d) bound by any amendment, modification, extension, supplement, or assignment of the Sublease made without Beneficiary's prior written consent; or

               (e) bound by any agreement for abatement of rent or bound by any agreement for "free rent" unless the same is specifically provided in the Sublease or agreed to in writing by Beneficiary; or

               (f) liable to Subtenant or any other party for any conflict between the provisions of the Sublease and the provisions of the Prime Lease, including, but not limited to, any provisions relating to renewal options and options to expand, or any breach of the Sublease due to violations of any restrictions on the use of the Sublease Premises or other property contained in the Sublease, and in the event of such conflict or violations, Subtenant shall have no right to take remedial action against Beneficiary or against any other party succeeding to Borrower. Nothing in this subparagraph (f) shall preclude Subtenant from asserting any right under the Sublease that it may have against Borrower; or

               (g) liable with respect to any warranties or representations of any nature whatsoever, either express or implied, made to Subtenant by Borrower, any agent or employee of Borrower or any other party, whether pursuant to the Sublease or otherwise, including, without limitation, any warranties or representations respecting use, compliance with zoning, Borrower's title, Borrower's authority, habitability, environmental matters, fitness for purpose or possession; or

               (h) liable for any tenant improvements or construction requirements (including, without limitation, any allowances for tenant improvements or construction) of any prior landlord under the Sublease (including Borrower);

and Subtenant hereby agrees to attorn to and recognize such Beneficiary (or such other party) as lessor under the Sublease.

     5. SPECIAL REMEDIES OF BENEFICIARY. In the event of a default under the Note or the Security Documents, Beneficiary shall have the right and option to foreclose on Borrower's interest in the Prime Lease as it affects property other than the Subleased Premises without foreclosing on Borrower's interest in the Prime Lease as it affects the Subleased Premises (a "Partial Foreclosure"). Following such a Partial Foreclosure (which may include a foreclosure of other property and property rights of Borrower), Beneficiary (or its successors and assigns) may enter into a "Replacement Lease" (as such term is defined in the Prime Lease) with the Government covering property other than the Subleased Premises. Subtenant acknowledges and agrees that in the event of a Partial Foreclosure neither Beneficiary nor its successors or assigns shall have any obligation or liability whatsoever to Subtenant (or its successors and assigns) under the Sublease, this Agreement or otherwise. Any Partial Foreclosure that fails to include the Borrower's interest in the Prime Lease as it affects the Subleased Premises shall not affect the Sublease which shall continue subject to Beneficiary's interest therein pursuant to the Security Documents and Subtenant's rights in the Sublease shall not be disturbed thereby.

     6. SPECIAL RIGHTS OF SUBTENANT. Borrower and Beneficiary agree that in the event of a dispute as to whether Beneficiary, Borrower, or the Government, or their successors or assigns, is entitled to receive rent or any other payment which may become due under the Sublease, Subtenant shall have the right to pay one-half of the Annual Basic Rent directly to the Government, in which event such payment shall be credited as being properly paid under the terms of the Sublease at the time it is paid to the Government, provided it interpleads the remaining portion of the Annual Basic Rent into the registry of any District Court in Harris County, Texas, in which event such amount shall be deemed properly paid under the terms of the Sublease at the time it is tendered to the Clerk of the Court.

     7. BINDING EFFECT. The provisions of this Agreement shall be covenants running with the Subleased Premises, and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns, including, without limitation, any mortgage whose loan replaces the loan evidenced by the Note. The term "Beneficiary" shall include, without limitation, any party that acquires an interest in the Prime Lease (as it relates to the Subleased Premises) pursuant to the Security Documents, and any subsequent owner and holder of the Note. The term "Subtenant" shall include, without limitation, TMX Realty Corporation, a Delaware corporation, as assignee of Subtenant's rights in the Sublease pursuant to Assignment and Assumption Agreement dated November 23, 1998, and any mortgagee that succeeds to the rights of Subtenant pursuant to foreclosure of Subtenant's interest in the Sublease. Notwithstanding this Agreement or any other matter (including, without limitation, Beneficiary's succession to the interest of Borrower under the Prime Lease or Beneficiary's abandonment of all or any portion of its rights under the Security Documents), Subtenant's sole recourse against Beneficiary (or its successors and assigns) shall be a judgment against Beneficiary's interest, if any, in the Sublease and the Subleased Premises; and Subtenant shall have no other rights or remedies against Beneficiary (or its successors and assigns).

     8. MISCELLANEOUS. Borrower, as landlord under the Sublease and grantor or trustor under the Deed of Trust, acknowledges and agrees for itself and its successors and assigns that this Agreement does not constitute a waiver by Beneficiary of any of its rights under the Deed of Trust or any other Security Documents, or in any way release Borrower from its obligations to comply with the terms, provisions, conditions, covenants, agreements, or clauses of the Deed of Trust or any other such Security Document or confer any rights or benefits upon Borrower. Borrower and Subtenant agree that, in the event of any conflict between the Sublease and this Agreement, the terms and provisions of this Agreement shall govern and control. Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien or provisions of the Deed of Trust, except as specifically provided in Paragraph 4 above. This Agreement is subject and subordinate to the Prime Lease.

     9. MULTIPLE COUNTERPARTS. This Agreement may be executed in multiple counterparts where the signature and acknowledgment of one or more parties may not be on the same page as the other parties. By signing below, each party authorizes the attorney for Beneficiary or the Title Company recording this Agreement to affix counterpart signature and acknowledgment pages of one or more parties into one or more versions of this Agreement so that at least one counterpart will contain the original signature and acknowledgment pages of each party hereto (with the same effect as if all signatures and acknowledgments were made to such counterpart).


BORROWER:                               SUBTENANT:

AMELANG PARTNERS INCORPORATED           INTROGEN THERAPEUTICS, INC.

By: /s/ WELLINGTON STEVENS III          By: /s/ JAMES W. ALBRECHT, JR.
   -------------------------------         -------------------------------
Name: Wellington Stevens III            Name: James W. Albrecht, Jr.
     -----------------------------           -----------------------------
Title: President                        Title: Chief Financial Officer
      ----------------------------            ----------------------------


BENEFICIARY:

AID ASSOCIATION FOR LUTHERANS

By: /s/ DAVID CRIST
   -------------------------------
Name: David Crist
     -----------------------------
Title: Assistant Secretary
      ----------------------------

By: /s/ WAYNE C. STRECK
   -------------------------------
Name: Wayne C. Streck
     -----------------------------
Title: Vice-President Mortgage &
       Real Estate
      ----------------------------

THE STATE OF TEXAS       )
                         )
COUNTY OF HARRIS         )


          This instrument was acknowledged before me on this 23rd day of November, 1998, by Wellington Stevens III, the President of AMELANG PARTNERS INCORPORATED, a Texas corporation, on behalf of said corporation.

TYPE, PRINT OR STAMP NAME
OF NOTARY AND COMMISSION
EXPIRATION DATE BELOW       /s/ LAWANA HARDIN
                           ----------------------------------------------------
                                Notary Public

                                                                          [SEAL]
THE STATE OF TEXAS       )
                         )
COUNTY OF HARRIS         )


          This instrument was acknowledged before me on this 23rd day of November, 1998, by James W. Albrecht, Jr., the CEO of INTROGEN THERAPEUTICS, INC., a Delaware corporation, on behalf of said corporation.

TYPE, PRINT OR STAMP NAME
OF NOTARY AND COMMISSION
EXPIRATION DATE BELOW       /s/ LAWANA HARDIN
                           ----------------------------------------------------
                                Notary Public

                                                                          [SEAL]

THE STATE OF WISCONSIN       )
                             )
COUNTY OF OUTGAMIE           )


          This instrument was acknowledged before me on this 30th day of November, 1998, by Wayne C. Streck, and David Crist, the V.P. - Mort. & Real Estate and Assistant Secretary, respectively, of AID ASSOCIATION FOR LUTHERANS., a Wisconsin corporation, on behalf of said corporation.

TYPE, PRINT OR STAMP NAME
OF NOTARY AND COMMISSION
EXPIRATION DATE BELOW       /s/ KATHLEEN M. VAN BOSTEL
                           ----------------------------------------------------
                                Notary Public in and for the State of Wisconsin

                                Kathleen M. Van Bostel


My Comm. expires 8-11-2002.

                                  EXHIBIT "A"


Being a tract or parcel containing 2.619 acres (114,086 square feet) of land situated in the D W C Harris Survey, Abstract Number 325, Harris County, Texas, and being part of and out of that certain called 118.831 acres, described in deed to the United States of America, as recorded in Volume 1297, Page 87, Deed Records of Harris County, Texas, said 2.619 acre tract being more particularly described as follows (all bearings and coordinates are based on the Texas State Plane Coordinate System; South Central Zone; all distances and coordinates are surface and may be converted to grid by multiplying by a combined scale factor of 0.9998632):

COMMENCING at a 5/8-inch iron rod with plastic cap set marking the intersection of the south right-of-way (ROW) line of Holcombe Boulevard with the west ROW line of Almeda Road, and having surface coordinates of X=3,147,967.40, Y=698,487.10, thence:

     South 14 degrees 53'21" West, with said west ROW line, a distance of
     206.00 feet to a set 5/8-inch iron rod with plastic cap;

     North 75 degrees 06'39" West, a distance of 329.30 feet to a 5/8-inch iron rod with plastic cap set marking the POINT OF BEGINNING and northeast corner of the herein described tract;

THENCE, SOUTH 14 degrees 53'21" West, a distance of 330.70 feet to a 5/8-inch iron rod with plastic cap set marking the southeast corner of the herein described tract;

THENCE, NORTH 75 degrees 06'39" West, a distance of 432.78 feet to a 5/8-inch iron rod with plastic cap set marking the southwest corner of the herein described tract;

THENCE, NORTH 41 degrees 44'27" East, a distance of 334.23 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, NORTHEASTERLY, with a curve to the left having a radius of 760.00 feet, a central angle of 03 degrees 35'59", an arc length of 47.75 feet, and a chord which bears North 39 degrees 56'28" East, 47.74 feet to an "X" in concrete set marking the most northwesterly corner of the herein described tract;

THENCE, SOUTHEASTERLY, with a non-tangent curve to the left having a radius of
87.50 feet, an arc length of 93.13 feet, a central angle of 60 degrees 59'01", and a chord which bears South 58 degrees 25'28" East, 88.80 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 88 degrees 54'58" East, a distance of 27.76 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, EASTERLY, with a curve to the right having a radius of 281.50 feet, an arc length of 67.83 feet, a central angle of 13 degrees 48'19", and a chord which bears South 82 degrees 00'48" East, 67.66 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 75 degrees 06'39" East, a distance of 82.41 feet to the POINT OF BEGINNING and containing 2.619 acres (114,086 square feet) of land (this description is based on a Land Title Survey and plat prepared by Terra Surveying Company, Inc, Project Number 0163-9801-S).

GENERAL SERVICES ADMINISTRATION          SUPPLEMENTAL AGREEMENT      DATE
PUBLIC BUILDING SERVICE                  NO. 4                      2/5/97
SUPPLEMENTAL LEASE AGREEMENT             ---------------------------------------
                                         TO: ENHANCED-USE LEASE NO. 084B-029-92,
                                             HOUSTON, TX
--------------------------------------------------------------------------------
ADDRESS OF PREMISES - 2002 Holcombe Blvd., Houston, Texas

--------------------------------------------------------------------------------
THIS AGREEMENT, made and entered into this date by and between  AMELANG PARTNERS
                                                                INCORPORATED


whose address is  c/o KARL AMELANG
                  952 ECHO LANE, SUITE 100
                  HOUSTON, TX 77024

hereinafter called the DEVELOPER, and the UNITED STATES OF AMERICA, hereinafter called the Government.

WHEREAS, the parties hereto entered into that certain Enhanced-Use Lease dated August 25, 1993, as amended by (i) Supplemental Lease Agreement (SLA) No. 1, dated November 1, 1994; (ii) SLA No. 2, dated March 25, 1995; and (iii) SLA No. 3, dated May 20, 1996,

WHEREAS, the parties hereby desire to amend the Lease.

NOW THEREFORE, these parties for the considerations hereinafter mentioned covenant and agree that the said Lease is amended, effective______________, as follows:

  THE ENHANCED-USE LEASE IS AMENDED AS FOLLOWS:

  1. Amend Paragraph 27 (c) of the Enhanced-Use Lease by modifying the sentence which begins with the phrase "Notwithstanding that the Developer may continue under the Lease as to the Mortgaged Property, upon such default by the Developer, the Developer shall be obligated to pay to the Government...". Substitute therefore the following:

       "Notwithstanding that the Developer may continue under the Lease as to the Mortgaged Property, upon such default by the Developer, the Developer (but not the lender) shall be obligated to promptly pay to the Government...".

  2. The phrase, "but not the lender" is to be added to the next to the last sentence in Paragraph 27c of the Lease so that such sentence shall read, "...shall be a debt owning by the Developer (but not the lender) to the Government..."



IN WITNESS WHEREOF, the parties subscribed their names as of the above date.
--------------------------------------------------------------------------------
DEVELOPER

By /s/ KARL J. AMELANG                            President
   -------------------------                      --------------------------
       (Signature)                                     (Title)

IN THE PRESENCE OF

    /s/ [illegible]                               952 Echo Lane, #100
    ------------------------                      --------------------------
        (Signature)                                    (Address)
                                                  Houston, Texas 77024
--------------------------------------------------------------------------------
UNITED STATES OF AMERICA

By /s/ TANGELA D. COOPER                          CONTRACTING OFFICER
   -------------------------                      --------------------------
       (Signature)                                     (Official Title)
--------------------------------------------------------------------------------


                                                               Page 1 of 3 pages

Supplemental Lease Agreement No. 4
Enhanced-Use Lease No. 084B-029-92, Houston, TX
Page No. 2

3. Amend Paragraph 27 of the Enhanced-Use Lease by adding the following new subparagraph (d):

     "d. Agreement with respect to defaults under the Lease which involve the Mortgaged Property and other premises. The Government agrees that if the Mortgaged Property is properly mortgaged per the terms of Paragraph 24 of the Lease, and if the Developer defaults under the Lease with respect to an obligation it has which pertains to the Mortgaged Property and other premises covered by the Lease, the Government must elect whether to treat such default, notice and opportunity to cure within the remedies provided in either Paragraph 27(b) or 27(c) of the Lease, irrespective of whether the default relates solely to the Mortgaged Property. The Government's failing to elect at the time of the giving of notice of the default shall be its election to proceed under Paragraph 27(b)."

4. Amend Paragraph 27 of the Enhanced-Use Lease by adding the following new subparagraphs (e) and (f).

     "e. The remedies contained in subparagraphs (b), (c), and (d) of this Paragraph 27 are the sole and exclusive remedies of the Government against the lender attributable to any defaults occurring, in whole or in part, prior to the lender or its successors and assigns succeeding to the interest of the Developer under the Lease as to the Mortgaged Property.

      f. If the Government exercises its remedies under Paragraph 27(b), (c), or (d) above, and a lender or purchaser at foreclosure sale succeeds to the interest or the developer as to the Mortgaged Property (but not other
Property), of if Developer should ever reject this lease, in whole or in part, pursuant to applicable provisions of the United States Bankruptcy Code, then, in either such event, the Government hereby agrees to enter into a replacement lease directly with the person succeeding to the interest of Developer in the Mortgaged Property for the term and upon the conditions hereinafter set forth:

          (i) The term of such lease (Replacement Lease) shall commence upon the date of the termination of the Lease with Developer and shall expire on the date otherwise set forth as the date of expiration under the Lease.

          (ii) Except as to the lease term and except as otherwise provided in this Paragraph 27(f), all terms and provisions of the Lease shall apply to the Replacement Lease as if the Government has exercised its rights under Paragraphs 27(b), (c), or (d), as applicable.

          (iii) Within thirty (30) days of the request by the lender or purchaser at foreclosure sale, the Government shall enter into a Replacement Lease in a form reasonably satisfactory to the Government consistent with the provisions hereof and without making reference to any premises other than the Mortgaged Property, except for the obligation to pay Additional Rent as provided in SLA No. 2

5. The Mortgaged Property is more particularly described in Exhibit "A" attached hereto.

6. The Government agrees that any material amendment or material modification to the Lease that adversely affects Lender's rights or interests under the lease, without Lender's prior written consent, shall not be binding upon Lender or its successors or assigns.

7. If the Government ever exercises its purchase rights under Paragraph 28 of the Lease, (a) any payments shall be made directly to the first lien mortgagee of the Mortgaged Property, and (b) the "Loan Balance" shall be deemed to include principal, interest, reasonable costs, and applicable prepayment premiums.


                               Page 2 of 3 pages

Supplemental Lease Agreement No. 4
Enhanced-Use Lease No. 084B-029-92, Houston, TX
Page No. 3


     8. The Government acknowledges that Developer has constructed a one-story building ("Building) situated at 2256-2280 Holcombe Boulevard, and covered by this Lease, over the existing VA 54-inch storm sewer line traversing a portion of the Mortgaged Property. The Government hereby consents to such encroachment and agrees that the Lender, its successors and assigns, will not be responsible for any losses, damages, liabilities, or expenses attributable to such encroachment. The Government does hereby further grant to Developer, its successors and assigns, and all subtenants under this Lease, during the term of this Lease, the non-exclusive right to drain into all storm sewer lines, subject to compliance with all applicable laws including environmental laws, situated on the Mortgaged Property or any portion thereof. The Government also consents to any approved encroachment of parking or driveways constructed over any such storm sewer lines, provided that the Developer takes reasonable precautions not to damage same.

     9. The Government hereby grants to the Developer, its successors and assigns under this Lease, and all subtenants and invitees of such parties, in each case during the term of this lease only, the non-exclusive right of ingress and egress over and across the portions of Ringness Avenue, being particularly described on Exhibit "B" attached hereto, provided, however, that any access by vehicles over 3/4 tons shall not be permitted without the prior consent of the Government and further, that such access shall be subject to such other controls as the Government determines necessary.

     All other terms and conditions of the lease shall remain in force and effect.



                               Page 3 of 3 pages

                                  EXHIBIT "A"

                              [TERRA LETTERHEAD]

                          METES & BOUNDS DESCRIPTION
                       8.254 ACRES (359,560 SQUARE FEET)
                   D W C HARRIS SURVEY, ABSTRACT NUMBER 325
                             HARRIS COUNTY, TEXAS

TRACT I:

Being a tract or parcel containing 8.254 acres (359,560 square feet) of land situated in the D W C Harris Survey, Abstract Number 325, Harris County, Texas, and being part of and out of that certain called 118.831 acres, described in deed to the United States of America, as recorded in Volume 1297, Page 87, Deed Records of Harris County, Texas, said 8.254 acre tract being more particularly described as follows (all bearings and coordinates are based on the Texas State Plane Coordinate System; South Central Zone; all distances and coordinates are surface and may be converted to grid by multiplying by a combined scale factor of 0.9998632):

BEGINNING at a 5/8-inch iron rod with plastic cap set marking the intersection of the south right-of-way (ROW) line of Holcombe Boulevard with the west ROW line of Almeda Road, and having surface coordinates of X=3.147,967.40, Y=698,487.10 said iron rod also marking the northeast corner of the herein described tract;

THENCE, SOUTH 14 degrees 53'21" West, with said west ROW line, a distance of
536.70 feet to a 5/8-inch iron rod with plastic cap set marking the southeast corner of the herein described tract;

THENCE, NORTH 75 degrees 06'39" West, a distance of 762.08 feet to a 5/8-inch iron rod with plastic cap set marking the southwest corner of the herein described tract;

THENCE, NORTH 41 degrees 44'27" East, a distance of 334.23 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, NORTHEASTERLY, with a curve to the left having a radius of 760.00 feet, a central angle of 10 degrees 44'13", an arc length of 142.42 feet, and a chord which bears North 36 degrees 22'20" East, 142.21 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, NORTH 31 degrees 00'14" East, a distance of 65.48 feet to a 5/8-inch iron rod with plastic cap set for corner;

THENCE, NORTH 18 degrees 49'21" East, a distance of 51.16 feet to a lead plug with tack set in a concrete footing marking the most westerly northwest corner of the herein described tract;

THENCE, SOUTH 71 degrees 10'39" East, a distance of 43.42 feet to a 5/8 inch iron rod with plastic cap set for corner;

THENCE, NORTH 18 degrees 49'21" East, a distance of 23.88 feet to a 5/8-inch iron rod with plastic cap set for corner;

THENCE, SOUTH 71 degrees 10'39" East, a distance of 15.90 feet to a lead plug with tack set in a concrete footing for corner;

THENCE, NORTH 18 degrees 49'21" East, a distance of 20.16 feet to a lead plug with tack set in a concrete footing for corner;

THENCE, SOUTH 71 degrees 10'39" East, a distance of 20.02 feet to a 5/8-inch iron rod with plastic cap set for corner;

THENCE, NORTH 18 degrees 49'21" East, a distance of 20.56 feet to a 5/8-inch iron rod with plastic cap set marking the south ROW line of the aforesaid Holcombe Boule-

                           METES & BOUNDS DESCRIPTION
                       8.254 ACRES (359,560 SQUARE FEET)
                    D W C HARRIS SURVEY, ABSTRACT NUMBER 325
                              HARRIS COUNTY, TEXAS

                                  PAGE 2 OF 2

THENCE, SOUTHEASTERLY, with said south ROW line and a curve to the right having a radius of 2,864.93 feet, a central angle of 09 degrees 01'45", an arc length of 451.48 feet, and a chord which bears South 66 degrees 39'46" East, 451.01 feet to the POINT OF BEGINNING and containing 8.254 acres (359,560 square feet) of land (this description is based on an ALTA/ACSM Land Title Survey and plat prepared by Terra Surveying Company, Inc. Project Number 0043-9602-S).

Compiled by: Scott D. Mandeville
Compiled: December 17, 1996
TSC Project No: 0043-9602-S
SDM: 00439602.mb

                     [SEAL OF STATE OF TEXAS LAND SURVEYOR]

                          METES & BOUNDS DESCRIPTION
                        RINGNESS AVENUE ACCESS EASEMENT
                        -------------------------------
                        0.588 ACRE (28,596 SQUARE FEET)
                   D W C HARRIS SURVEY, ABSTRACT NUMBER 325
                             HARRIS COUNTY, TEXAS

TRACT II:

Being a tract or parcel containing 0.588 acre (28,596 square feet) of land situated in the D W C Harris Survey, Abstract Number 325, Harris County, Texas, and being part of and out of that certain called 118.831 acres, described in deed to the United States of America, as recorded in Volume 1297, Page 87, Deed Records of Harris County, Texas, said 0.588 acre tract being more particularly described as follows (all bearings and coordinates are based on the Texas State Plane Coordinate System; South Central Zone; all distances and coordinates are surface and may be converted to grid by multiplying a combined scale factor of 0.9998632):

COMMENCING at 5/8-inch iron rod with plastic cap set marking the intersection of the south right-of-way (ROW) line of Holcombe Boulevard with the west ROW line of Almeda Road, and having surface coordinates of X=3,147,967.40, Y=698,487.10, thence:

    South 14 degrees 83'21" seconds West, with said West ROW line, a distance of 536.70 feet to a set 5/8-inch iron rod with plastic cap;

    North 75 degrees 06'39" seconds West, a distance of 782.08 feet to a 5/8-inch iron rod with plastic cap set marking the POINT OF BEGINNING;

THENCE, NORTH 41 degrees 44'27" seconds East, a distance of 334.23 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, NORTHEASTERLY, with a curve to the left having a radius of 760.00 feet, a central angle of 10 degrees 44'14", an arc length of 142.43 feet, and a chord which bears North 36 degrees 22' 20" East, 142.22 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, NORTH 31 degrees 0'14" East, a distance of 65.48 feet to a set 5/8-inch iron rod with plastic cap;

THENCE, NORTH 18 degrees 48'21" East, at 51.16 feet pass a lead plug with tact set in a concrete footing, continuing in all, a distance of 105.78 feet to an angle point;

THENCE, NORTH 63 degrees 49'21" seconds East, a distance of 14.14 feet to a point in the south ROW line of the aforesaid Holcombe Boulevard;

THENCE, NORTH 71 degrees 10'39" seconds West, with said South Row line, a distance of 102.97 feet to an angle point;

THENCE, SOUTHEASTERLY, with a non-tangent curve concave southwest, having a radius of 35.00 feet, an arc length of 54.96 feet, a central angle of 89 degrees 57'12", and a chord which bears South 28 degrees 09'15" East, 49.48 feet to a point of tangency:


                                  EXHIBIT "B"

                           METES & BOUNDS DESCRIPTION
                        RINGNESS AVENUE ACCESS EASEMENT
                        0.388 ACRE (25,598 SQUARE FEET)
                    D W C HARRIS SURVEY, ABSTRACT NUMBER 325
                              HARRIS COUNTY, TEXAS

                                  PAGE 2 OF 2



THENCE, SOUTH 18 degrees 49'21" West, a distance of 105.05 feet to the beginning of a tangent curve;

THENCE, SOUTHWESTERLY, with a curve to the right having a radius of 500.00 feet, an arc length of 200.00 feet, a central angle of 22 degrees 55'08", and a chord which bears South 30 degrees 18'34" West, 198.87 feet to a point of tangency;

THENCE, SOUTH 41 degrees 44'27" West, a distance of 316.68 feet to an angle point;

THENCE, SOUTH 75 degrees 06'39" East, a distance of 33.83 feet to the POINT OF BEGINNING and containing 0.388 acre (25,598 square feet) of land.

GENERAL SERVICES ADMINISTRATION                NO. 2               3/23/95
PUBLIC BUILDINGS SERVICE                       ---------------------------------
                                               TO LEASE NO.
SUPPLEMENTAL LEASE AGREEMENT                   Enhanced-Use Lease  (084B-029-92)
--------------------------------------------------------------------------------
OF PREMISES
               Holcombe Blvd.
               Houston, TX
--------------------------------------------------------------------------------
THIS AGREEMENT, made and entered into this date by and between
                                                          AMELANG PARTNERS, INC.

                    c/o Karl Amelang
whose address is    952 Echo Lane, Suite 100
                    Houston, TX

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:



  WHEREAS, the parties hereto desire to amend the above Lease to allow the Developer flexibility in obtaining financing, to assist the Developer in completing the obligations imposed upon him by the Lease, and to allow the Developer to grant as security for such financing a security interest in the Mortgaged Property which would be acceptable to a lender.

  NOW THEREFORE, these parties for the considerations hereinafter mentioned covenant and agree that the said Lease is amended as follows:

          Add the following to "Definitions", Paragraph 1 of the Enhanced-Use
          Lease:

          "Mortgaged Property" -- means the Developer's Interest(s) in the 8.18 acres and identified as Parcel A in Exhibit A and subject to Paragraph 24.

          Amend Paragraph 9(c)(6) of the Enhanced-Use Lease with the following:

          The Developer will commence construction of the Mandatory Development on or before April 3, 1995.



  All other terms and conditions of the lease shall remain in force and effect.

  IN WITNESS WHEREOF, the parties subscribed their names as of the above date.
--------------------------------------------------------------------------------
LESSOR    AMELANG PARTNERS, INC.

  BY /s/ KARL J. AMELANG                     PRESIDENT
     -------------------                     -------------------
        (Signature)                           (Title)

  IN PRESENCE OF

     /s/[illegible]                           952 ECHO LANE
     -------------------                     -------------------
        (Signature)                            (Address)
--------------------------------------------------------------------------------
UNITED STATES OF AMERICA                     HOUSTON, TX 77024

  BY /s/ LAWRENCE J. HILL                    CONTRACTING OFFICER
     --------------------                    -------------------
        (Signature)                            (Official Title)
--------------------------------------------------------------------------------



                                                         Page 1 of 3 pages

Page 2
Supplemental Lease Agreement No. 2
Enhanced-Use Lease (084B-029-92)


     Amend Paragraph 13(a)(2) of the Enhanced-Use Lease with the following:

     The Developer will commence construction of the Mandatory Development on or before April 3, 1995, and the building shell for the Mandatory Development shall be completed on or before September 15, 1995.

     Amend Paragraph 18 of the Enhanced-Use Lease with the following:

     The Developer will obtain a firm commitment of funds in an amount sufficient to construct the Mandatory Development on or before March 24, 1995.

     Delete subparagraphs 24(f), (g), (h), and (i).

     Amend Paragraph 26 of the Enhanced-Use Lease by substituting "twenty (20) days" for "fifteen (15) days" wherever it appears in the Paragraph.

     Amend Paragraph 27 of the Enhanced-Use Lease by numbering the existing paragraph as (a) and adding the following new subparagraphs (b) and (c):

(b) Agreement with respect to defaults under the Lease which involve the Mortgaged Property. The Government agrees that if the Mortgaged Property is properly mortgaged per the terms of Paragraph 24, of the Lease, and if the developer defaults with respect to any monetary obligations it has related to the Mortgaged Property and such default is cured by either a lender or the Developer prior to the expiration of twenty (20) days after the lender and the Developer receive notice of such default from the Government, the Government expressly recognizes the rights of such lender under the Lease and the lender's right to proceed to act under the Lease as it pertains to the Mortgaged Property and under its security documents, and agrees that any such default under the Lease by Developer will be deemed to be cured as to such lender or any successor or assign of the lender, and deemed cured as to the Developer. If such default is not cured within the time period stated above by either the lender or the Developer, the Government is entitled to pursue any rights or remedies which it has against the Developer including termination of the Lease. In the event that Developer shall default under a non-monetary obligation of the Lease related solely to the Mortgaged Property, and if such default is not timely cured by Developer and if a lender is not a party to such default, the Government may proceed against the Developer, but the Government shall not terminate a lender's interest in the Lease but shall recognize the lender's rights as assignee of Developer's interest and such lender shall assume the obligations of the Developer under the Lease as it relates solely to the Mortgaged Property; provided, however, after such interest is in a lender and in the event that Additional Rent (as defined in Paragraph 27(c) below) becomes due and payable, the payments due to the Government for the Mortgaged Property shall include the Additional Rent in the same manner and to the same extent as provided in Paragraph 27(c).


                                                               Page 2 of 3 pages

PAGE 3
SUPPLEMENTAL LEASE AGREEMENT NO. 2
ENHANCED-USE LEASE (084B-029-92)

(c) Agreement with respect to defaults under the Lease which do not involve the Mortgaged Property. The government agrees that if the Mortgaged Property is properly mortgaged per the terms of Paragraph 24 of the Lease, and if the Developer defaults under the Lease with respect to an obligation it has which does not pertain to the Mortgaged Property, the Government will give written notice to such lender and the Developer of such defaults. If such default is cured by either the Developer or a lender prior to the expiration of twenty (20) days from the date the lender and Developer receive notice of such default, the Government expressly recognizes the rights of such lender under the Lease and the lender's right to proceed to act under the Lease as it pertains to the Mortgaged Property and under its security documents, and agrees that any such default under the Lease by Developer will be deemed to be cured as to such lender or any successor or assign of the lender, and will be deemed cured as to the Developer as to the Mortgaged Property. If such default is not cured within the time period stated above by either the lender or the Developer, the Government is entitled to pursue any rights and remedies which it has against the Developer under the Lease, save and except any rights which the Government may have to terminate the Developer's rights to lease and operate the Mortgaged Property. If Developer's default does not relate in any respect to obligations which the developer has related to the Mortgaged Property, the Government waives its right to terminate the Developer's interest in the Mortgaged Property as granted to it by the Lease, based solely on a default which does not pertain to the Mortgaged Property. Notwithstanding that the Developer may continue under the Lease as to the Mortgaged Property, upon such default by the Developer, the Developer shall be obligated to promptly pay to the Government, upon demand, that amount necessary (i) to reimburse the Government for the actual costs and expenses for undertaking Developer's obligations as set forth in the Lease for maintaining and repairing the VA Parking (as defined in the Lease) as it accrues for the remainder of the original term of the Lease plus, (ii) during the four years after the commencement of the Government's payment of the Management Fee, to reimburse the Government for the actual costs and expenses of the Government for undertaking Developer's obligations as set forth in the Lease and in procuring a new management company for the VBA Building and the VA Parking (with any decrease in the management fee cost being credited to the cost of the VA Parking maintenance expense due from the developer)(The sum of (i) and (ii) above is referred to hereinafter as "the Additional Rent"). Additional Rent is due and payable at the same time but in addition to the payments due for the Mandatory Development as set forth in the lease; provided, however, the maximum, annual Additional Rent that can be added to the payments due for the Mandatory Development shall not exceed SIX THOUSAND AND NO/100 DOLLARS ($6,000) per year. Additional Rent shall be adjusted annually in arrears based on one-hundred (100) percent of the increase or decrease in the Consumer Price Index for the Houston-metropolitan area, such indexing to begin on the commencement date of the Government's payment of the Management Fee. Any remainder of actual costs and expenses due the Government as reimbursement for undertaking Developer's obligations defined in (i) and (ii) above, shall be a debt owing by the Developer to the Government but shall not be an obligation chargeable to the Mortgaged Property or a default under the Lease as to the Mortgaged Property. In the event that Developer has constructed or has obtained approval for Optional Development on the remainder of the Mortgaged Property, the Additional Rent shall be allocated between the Mandatory Development and the Optional Development as provided in the Government's approval of the Optional Development plans or if not expressly addressed, in an equitable manner.

                                                            Page 3 of 3 pages

GENERAL SERVICES ADMINISTRATION          SUPPLEMENTAL AGREEMENT   DATE
PUBLIC BUILDING SERVICE                  No. 3                   5/20/96
SUPPLEMENTAL LEASE AGREEMENT             ---------------------------------------
                                         TO: Enhanced-Use Lease No.084B-029-32,
                                             Houston, TX
--------------------------------------------------------------------------------
ADDRESS OF PREMISES - 2002 Holcombe Blvd., Houston, Texas

--------------------------------------------------------------------------------
THIS AGREEMENT, made and entered into this date by and between AMELANG PARTNERS INC.

whose address is    c/o Karl Amelang
                    952 Echo Lane, Suite 100
                    Houston, TX 77024

hereinafter called the Developer, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS,

  Amelang Partners Inc. (API) requested Government's approval, as required by
  Section 10 of the Lease, of future development on the Property;

  API's proposed future development will include development of 14,175 square feet for a kidney dialysis clinic, of which 11,900 square feet will be new construction added to the existing Mandatory Development ("Holcombe Center"), and the remaining 2,275 square feet will be buildout of existing vacant space in the Mandatory Development;

  The Developer has entered into a sublease (the "Sublease"), a copy of which is attached and made a part of this Supplemental Lease Agreement as Exhibit "A", between the Developer and Geraged Eknoyan, M.D., et al, for a 14,175 square foot kidney dialysis clinic:

  The Government approves API's future development of a kidney dialysis clinic as being consistent with its mission:

  The Government further agrees to the amount of additional benefit to be paid by the Developer in consideration of said future development, the Parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the considerations hereinafter mentioned covenant and agree that the said Lease is amended, effective upon commencement of sublease, as follows:

  The Developer and Government agree all terms and conditions of the Lease pertaining to the Mandatory Development, including payment of rent in accordance with Section 4(b)(3), will apply to use and occupancy of said 2,275 square feet in the Mandatory Development for a kidney dialysis clinic under API's Sublease.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.
--------------------------------------------------------------------------------
DEVELOPER

By /s/ KARL J. AMELANG                       PRESIDENT
   ------------------------                  ----------------------------
       (Signature)                                (Title)

IN THE PRESENCE OF                           952 ECHO LANE #100
   /s/ [illegible]                           HOUSTON, TX 77024
   ------------------------                  ----------------------------
       (Signature)                                (Address)

--------------------------------------------------------------------------------
UNITED STATES OF AMERICA

By /s/ LAWRENCE J. HILL                      Contracting Officer
   ------------------------                  ----------------------------
        (Signature)                               (Official Title)
--------------------------------------------------------------------------------


                                                         Page 1 of 2 pages

Supplemental Lease Agreement No. 3
Enhanced-Use Lease No. 084B-029-92, Houston, TX
Page No. 2




Amend Section 4 of the Lease by adding the following new subsection at the end:

     (b)(4)(i) Pay to the Government Twelve percent (12%) of Eighty-four percent (84%) (11,900 square feet of new construction divided by 14,175 square feet) of the rent described in Section II. FINANCIAL OBLIGATIONS, A. RENT, of the Sublease to be paid to the Government monthly as if and when such rent is received by the Developer. It is understood that this payment does not include any minimum or guaranteed rent to the Government.

          (ii) The amount of the financial benefits to be paid to the Government for this proposed development are subject to re-evaluation and mutual agreement between Developer and the Government at the end of the primary term of the sublease as defined in Section I. LEASED PREMISES COMMENCEMENT AND TERM D, COMMENCEMENT AND LEASE TERM. Within eighty (80) days prior to the end of the primary term of the sublease, Developer shall provide to the Government an appraisal of the property described by metes and bounds (Exhibit "B" attached hereto), along with its proposed financial benefits to be paid to the Government for such use and occupancy. If the Government does not believe that the proposed amount reflects a fair market rental rate to the Government for such use, the Government will notify Developer within thirty (30) days of receipt of the appraisal and estimated financial benefits, and the Government may within sixty (60) days obtain an appraisal using an appraiser of the Government's choosing. If the Government's appraisal and estimate differ from Developer's, the parties agree to meet in a attempt to resolve the differences. If within thirty (30) days the parties do not agree on the financial benefits, such disagreement shall be resolved pursuant to Section 23 of the Lease. After the end of the primary term of the sublease, Developer will place into escrow each month, as, if and when received by API from the sublessee, to be held until either a final resolution is obtained as to the amount of financial benefit to be paid by Developer to the Government or an agreement is reached among the parties with respect to such amount, the greater of the following amounts:

          (1). the financial benefits Developer proposes to pay the Government for use and occupancy of the development or

          (2). the amount the Government believes should be the financial benefits to be paid by Developer to the Government for such use and occupancy.

     This proposal is specific to this sublease proposal. In event of early termination or other sublease of such space, such shall be negotiated pursuant to Section 10.b. of the Lease.

The consideration represents a complete equitable adjustment for all costs, direct and indirect, associated with the work and time agreed to herein, including but not limited to all costs incurred for extending overhead, supervision, disruption or suspension of work, labor inefficiencies, and this changes impact on unchanged work.

All other terms and conditions of the Lease shall remain in force and effect.

GENERAL SERVICES ADMINISTRATION     SUPPLEMENTAL AGREEMENT        DATE
PUBLIC BUILDING SERVICE             No. 5                         Sept. 24, 1998
SUPPLEMENTAL LEASE AGREEMENT        --------------------------------------------
                                    TO:  Enhanced-Use Lease No. 984B-029-92.
                                         Houston, Texas


-------------------------------------------------------------------------------
ADDRESS OF PREMISES - 2002 Holcombe Blvd., Houston, Texas
-------------------------------------------------------------------------------
THIS AGREEMENT, made and entered into this date by and between Amazing
Partners, Incorporated whose address is               c/o Karl Amelang
                                                      952 Echo Lane, Suite 100
                                                      Houston, Texas   77024

hereinafter called the Developer, and the UNITED STATES DEPARTMENT OF VETERANS AFFAIRS, hereinafter called the Government

WHEREAS,

The parties hereto entered into that certain Enhanced-Use Lease dated August 25, 1993, as amended by (i) Supplemental Lease Agreement ("SLA") No. 1, dated November 1, 1994, (ii) SLA No. 2, dated March 25, 1995, (iii) SLA No. 3, dated May 20, 1998, and (iv) SLA No. 4, dated February 5, 1997 (the "Lease" or the "Enhanced-Use Lease"); Amelang Partners, Incorporated (API) requested Government's consent, as required by Section 10 and Section 21 of the Enhanced-Use Lease, of future development on the Property:

The parties hereby desire to amend the Lease.

NOW THEREFORE, these parties for the considerations hereinafter mentioned covenant and agree that the said Enhanced-Use Lease is amended, effective September 24, 1998, as follows:

1. In the event a lender (currently Aid Association for Lutherans) should ever succeed to the interest of Developer under the Lease solely as to the Mortgaged Property, such lender and any permitted assignee shall (a) pay rent under Paragraph 4(b)(3) of the Lease solely on account of Gross Retail Receipts from the Mandatory Development, (b) pay rent with respect to the Optional Development situated on the Mortgaged Property as provided in Paragraph 4(b)(4) of the Lease, (c) pay $21,000.00 per year of the Annual Minimum Consideration, and (d) pay $8,000.00 per year of the "Additional Rent" (described in SLA No. 2 and SLA No. 4), as such amount may be adjusted due to changes in the Consumer Price Index (as explained in Paragraph 27(c) of the Lease); provided, furthermore, such lender and any permitted assignee shall only be liable under the Lease to the extent the liability relates solely to the Mortgaged Property and not to any other property covered by the Lease.

2. The Government acknowledges and agrees that a lender (currently Aid Association for Lutherans) holding a mortgage secured by Developer's interest in the Mortgaged Property and some or all of Developer's other interests in the Lease may foreclose solely as to Developer's interest under the Lease in the Mortgaged Property, and, in such event, shall only be responsible for obligations thereafter accruing under the Lease solely as they relate to the Mortgaged Property and not any other property covered by the Lease.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.
-------------------------------------------------------------------------------
DEVELOPER

BY: /s/ [illegible]                          President
   ----------------------------------    ------------------------------------
         (Signature)                                  (Title)

IN THE PRESENCE OF

    /s/ SUSAN V. HUGHES                      Administrative Assistant
   ----------------------------------    ------------------------------------
         (Signature)                                  (Title)


DEPARTMENT OF VETERANS AFFAIRS

BY: /s/ TANGELA D. COOPER                       Contracting Officer
   ----------------------------------    ------------------------------------
         (Signature)                                  (Title)

Supplemental Lease Agreement No. 5
Enhanced-Use Lease No. 084B-029-93, Houston, TX
Page 2 of 3

3. No termination or cancellation of the Lease as to the Mortgaged Property exercised by Developer shall be binding on a lender, unless such lender's written consent is first obtained.

4. If the nature of a non-monetary default cannot reasonably be cured by a lender within the time period provided in the Lease, the lender shall have such additional period of time as is reasonable under the circumstances (recognizing, in part, that until foreclosure the lender does not have possession of the Mortgaged Property), so long as the lender is acting in good faith to cure the default.

5. Whenever the Lease requires the lender to notify the Government of a default by the Developer or of the termination, sale or transfer, or notice of the intent to terminate the Loan, the lender may satisfy any such requirements by sending the Government such notice simultaneously with the sending of any such notice to the Developer.

AMEND PARAGRAPH 1 OF THE LEASE, "DEFINITIONS", "MORTGAGED PROPERTY" TO READ:

    "Mortgaged Property - means the Developer's interest(s) in the approximately 3.135 acre tract described on Exhibit "A" attached hereto and all other property interests in such tract of land."

AMEND PARAGRAPH 1 OF THE LEASE, "DEFINITIONS", "i. MANDATORY DEVELOPMENT"
TO READ:

    "Mandatory Development - means approximately 17,150 square feet of the improvements comprising the retail center commonly known as the Holcombe Center situated on the Mortgaged Property, and identified on Exhibit "B" attached hereto. The improvements comprising the Mortgaged Property also include approximately 11,900 square feet of "Optional Development," identified on Exhibit "B".

AMEND PARAGRAPH 27(f) (REFER TO SLA NO. 4 DATED FEBRUARY 5, 1997) OF THE LEASE, "REMEDIES FOR DEFAULT BY DEVELOPER", TO READ:

     "(f) if the Government exercises its remedies under Paragraph 27(b), (c) or (d) above or under any other provision of the Lease, and a lender or purchaser at foreclosure sale succeeds to the interest of the Developer as to the Mortgaged Property (but not other Property), or if Developer should ever terminate or cancel the Lease as to the Mortgaged Property without a lender's written consent, or if Developer should ever reject this Lease, in whole or in part, pursuant to applicable provisions of the United States Bankruptcy Code, or if a lender or purchaser at foreclosure sale succeeds to the interest of the Developer due to a default under the lender's loan documents, then, in any of such events, the Government hereby agrees to enter into a replacement lease directly with the person succeeding to the interest of Developer in the Mortgaged Property (irrespective of whether the Lease has already been terminated, canceled or suspended) for the term and upon the conditions hereinafter set forth:

           (i) The term of such lease (the "Replacement Lease") shall commence upon the date of the termination, cancellation or suspension of the Lease with Developer or, if applicable, the date of the foreclosure sale, and shall expire on the date otherwise set forth as the date of expiration under the Lease.

           (ii) Except as to the lease term and except as otherwise provided in this Paragraph 27(f), all terms and provisions of the Lease shall apply to the Replacement Lease as if the Government had exercised its rights under Paragraphs 27(b), (c), or (d), as applicable.

SUPPLEMENTAL LEASE AGREEMENT NO. 5
ENHANCED-USE LEASE NO. 084B-029-93, HOUSTON, TX
PAGE 3 OF 3


         (iii) Within thirty (30) days of the request by the lender or purchaser at foreclosure sale, the Government shall enter into a Replacement Lease in a form reasonably satisfactory to the Government consistent with the provisions hereof and without making reference to any premises other than the Mortgaged
               Property: except for the obligation to pay Additional Rent as provided in SLA No. 2.

     The references in Paragraph 27 of the Lease and in SLA No. 4 and in this SLA No. 5 to a lender mean and refer to the holder of a first lien on the Mortgaged Property (currently Aid Association for Lutherans)."

AMEND PARAGRAPH 7 OF SLA NO. 4 DATED FEBRUARY 5, 1997, TO READ:

"7. If the Government ever exercises its purchase rights under Paragraph 38 of the Lease, (a) any payments shall be made directly to the holder of the first lien on the Mortgaged Property (currently Aid Association for Lutherans), and
   (b) any repurchase shall be for at least the loan balance owed at the time to the holder of the first lien on the Mortgaged Property."

ALL OTHER TERMS AND CONDITIONS OF THE ENHANCED-USE LEASE SHALL REMAIN IN FORCE AND EFFECT.

                                   EXHIBIT A

                              [TERRA LETTERHEAD]

                          METES & BOUNDS DESCRIPTION
                       3.135 ACRES (136,574 SQUARE FEET)
                   D W C HARRIS SURVEY, ABSTRACT NUMBER 325
                             HARRIS COUNTY, TEXAS

Being a tract or parcel containing 3.135 acres (136,574 square feet) of land situated in the D W C Harris Survey, Abstract Number 325, Harris County, Texas, and being part of and out of that certain called 118.831 acres, described in deed to the United States of America, as recorded in Volume 1297, Page 87, Deed Records of Harris County, Texas, said 3.135 acre tract being more particularly described as follows (all bearings and coordinates are based on the Texas State Plane Coordinate System; South Central Zone; all distances and coordinates are surface and may be converted to grid by multiplying by a combined scale factor of 0.9998632):

BEGINNING at a 5/8-inch iron rod with plastic cap set marking the intersection of the southerly right-of-way (ROW) line of Holcombe Boulevard with the westerly ROW line of Almeda Road, and having surface coordinates of X = 3,147,967.40, Y = 698,487.10 , said iron rod also marking the most easterly corner of the herein described tract;

THENCE, SOUTH 14 degrees 53'21" West, with said westerly ROW line, a distance of 206.00 feet to a 5/8-inch iron rod with plastic cap set marking the most southerly corner of the herein described tract;

THENCE, NORTH 75 degrees 06'39" West, at 380.00 feet pass a set 5/8-inch iron rod with plastic cap, continuing in all, a distance of 411.72 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, WESTERLY, with a curve to the left having a radius of 281.50 feet, an arc length of 67.83 feet, a central angle of 13 degrees 48'19", and a chord which bears North 82 degrees 00'48" West, 67.66 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, NORTH 88 degrees 54'58" West, a distance of 27.76 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, NORTHWESTERLY, with a curve to the right having a radius of 87.50 feet, an arc length of 93.13 feet, a central angle of 60 degrees 59'01", and a chord which bears North 58 degrees 25'28" West, 88.80 feet to an "X" in the top of a concrete inlet set marking the southwest corner of the herein described tract, and being in a non-tangent curve concave northwest;

THENCE, NORTHEASTERLY, with said non-tangent curve to the left, having a radius of 760.00 feet, a central angle of 07 degrees 08'15", an arc length of 94.68 feet, and a chord which bears North 34 degrees 34'21" East, 94.61 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, NORTH 31 degrees 00'14" East, a distance of 65.48 feet to a 5/8-inch iron rod with plastic cap set for corner;

THENCE, NORTH 18 degrees 49'21" East, a distance of 51.16 feet to a lead plug with tack set in a concrete footing marking the most westerly north corner of the herein described tract;

THENCE, SOUTH 71 degrees 10'39" East, a distance of 43.42 feet to a 5/8-inch iron rod with plastic cap set for corner;

with plastic cap set for corner;

THENCE, SOUTH 71 degrees 10'39" East, a distance of 15.90 feet to a lead plug with tack set in a concrete footing for corner;

THENCE, NORTH 18 degrees 49'21" East, a distance of 20.16 feet to a lead plug with tack set in a concrete footing for corner;

THENCE, SOUTH 71 degrees 10'39" East, a distance of 20.02 feet to a 5/8-inch iron rod with plastic cap set for corner;

                              [TERRA LETTERHEAD]



                         METES AND BOUNDS DESCRIPTION
                       3.135 ACRES (136,574 SQUARE FEET)
                   D W C HARRIS SURVEY, ABSTRACT NUMBER 325
                             HARRIS COUNTY, TEXAS

                                  PAGE 2 OF 2

THENCE, NORTH 18 degrees 49'21" East, a distance of 20.56 feet to the southerly ROW line of the aforesaid Holcombe Boulevard, also being the most northerly west corner of the herein described tract;

THENCE, SOUTH 71 degrees 10'39" East, with said southerly ROW line, a distance of 7.66 feet to the beginning of a tangent curve;

THENCE, SOUTHEASTERLY, with said southerly ROW line and a curve to the right having a radius of 2,864.93 feet, at an arc length of 66.33 feet pass a set 5/8-inch iron rod with plastic cap, continuing in all, an arc length of 451.48 feet, a central angle of 09 degrees 01'45", and a chord which bears South 66 degrees 39'46" East, 451.01 feet to the POINT OF
BEGINNING and containing 3.135 acres (136,574 square feet) of land (this description is based on an ALTA/ACSM Land Title Survey and plat prepared by Terra Surveying Company, Inc, Project Number 0043-9601-S).

Compiled By: Scott D. Mandeville
Compilation Date: April 9, 1996
Revised: January 20, 1997
Project No: 0043-9601-S
SDM: 00439601.mb

                                        [SEAL OF STATE OF TEXAS LAND SURVEYOR]

                                   EXHIBIT B

SLA #5








                                     [MAP]






D W C HARRIS SURVEY

          ABSTRACT NO 325





                             F.M. 521 (ALMEDA ROAD)

GENERAL SERVICES ADMINISTRATION      SUPPLEMENTAL AGREEMENT      DATE
   PUBLIC BUILDINGS SERVICE          NO. 1                       NOV. 1, 1994
                                     TO LEASE NO.
 SUPPLEMENTAL LEASE AGREEMENT        Enhanced-Use (084B-029-94)


ADDRESS OF PREMISES      Holcombe Blvd.
                         Houston, TX


THIS AGREEMENT, made and entered into this date by and between AMELANG PARTNERS INC.

whose address is    c/o Karl Amelang
                    952 Echo Lane, Suite 100
                    Houston, TX

hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the considerations hereinafter mentioned covenant and agree that the said Lease is amended, effective ________________ as follows:

     Issued to adjust the commencement date in accordance with Paragraph 9(c)(6), "Representations", of the Enhanced Use Lease Agreement, and to provide definitions for Gross Retail Receipts, Annual Minimum Consideration, and Annual Percentage Consideration. Paragraphs 1, 4, 9(c)(6); 13(a)(2); 13(d)(2)(a); 13(d)(2)(b), 13(d)(2)(c), and 18 are
     amended as follows:

          Paragraph 1, "Definitions" add:

          q. "GROSS RETAIL RECEIPTS" - means Developer's gross rental income, which shall include, but not be limited to: all minimum, base and/or percentage rentals; other monetary consideration paid to the Developer, excluding reimbursements of Developer's costs for operating the leased premises, proportionate share charges for common area maintenance, real estate and other taxes, insurance charges, and other costs incurred by the Developer with respect to the use and/or occupancy of the sub-lease.

          r. "ANNUAL MINIMUM CONSIDERATION" - means $21,000 per year, throughout the term of the Enhanced-Use lease. This amount is without any deduction or setoff whatsoever. The annual minimum consideration shall be paid to the Government in equal monthly installments on the first day of each calendar month.

          s. "ANNUAL PERCENTAGE CONSIDERATION" - means ten percent (10%) of the Developer's gross retail receipts. This amount is without any deduction or setoff whatsoever.

All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSOR    Amelang Partners Inc.

BY  /s/ KARL J. AMELANG                               PRESIDENT
   --------------------------------         ------------------------------------
             (Signature)                               (Title)

IN PRESENCE OF
   /s/ [illegible]                         952 ECHO LANE, SUITE 100, HOUSTON, TX
   --------------------------------        ------------------------------------
             (Signature)                              (Address)

UNITED STATES OF AMERICA
BY /s/ LAWRENCE J. HILL                            Contracting Officer
   --------------------------------        ------------------------------------
             (Signature)                             (Official Title)

Supplemental Lease Agreement No. 1
Enhanced-Use Lease No. 084B-029-92

     Paragraph "4. Lease" -add the following:

     "The Developer shall furnish the Government a statement of gross rental income within thirty (30) days after the close of each calendar month, and an annual statement, including a monthly breakdown of gross rental income, on or before forty-five (45) days following the expiration of each calendar year. The statement of monthly and annual statement of gross rental income shall be certified by the Developer's Controller.

     Paragraph 6(a)(1): Upon the VA Parking Commencement date as defined in paragraph 3(a) herein, the Government, as consideration shall pay to the Developer, VA Parking rental payments at the rate of $100.00 per quarter, in arrears.

     Paragraph 9(c)(6): The Developer will commence construction of the Mandatory Development and will have awarded the construction contract for the work on or before November 1, 1994.

     Paragraph 13(a)(2): The construction of the Mandatory Development shall commence on or before November 1, 1994, and shall be completed and Certificates of Occupancy issued by May 1, 1995.

     Paragraph 13(d)(2)(c): Within 30 calendar days of execution of this Supplemental Lease Agreement, the Developer shall submit working drawings at the 100% completion stage.

     Paragraph 13(f): The Developer shall submit to the Contracting Officer a finalized construction schedule within 10 days after execution of this SLA. the schedule shall provide the dates on which the various phases of construction will be completed to coincide with the delivery date of May 1, 1995.

     Paragraph 16(c): Delete "Compass Bank, 24 Greenway Plaza, Houston, TX 77210". Substitute "Frost National Bank, P.O. Box 1315, Houston, TX 77251".

     Paragraph 18, "Commitment of Funds": Within forty-five (45) calendar days from the execution of this SLA, the Developer shall provide the Contracting Officer evidence of a firm commitment of funds in an amount sufficient to perform the work. Failure to meet the requirements as set forth in this paragraph within this time frame shall be a basis for determination of non-responsibility or for termination of this Lease for default.

     Attachment B of the Enhanced-Use Lease is deleted in its entirety.

     The consideration set forth in this Supplemental Lease Agreement represents a complete equitable adjustment for all costs, direct and indirect, associated with the work and time agreed to herein including, but not limited to, all costs incurred for extended overhead, supervision, disruption or suspension of work, labor inefficiencies, and this change's impact on unchanged work.

GENERAL SERVICES ADMINISTRATION         SUPPLEMENTAL AGREEMENT   DATE
PUBLIC BUILDING SERVICE                 No. 6                    SEP 24 1998
SUPPLEMENTAL LEASE AGREEMENT
                                        TO: ENHANCED-USE LEASE NO. 084B-029-92.
                                            HOUSTON, TEXAS


ADDRESS OF PREMISES - 2002 Holcombe Blvd., Houston, Texas

THIS AGREEMENT, MADE AND ENTERED INTO THIS DATE BY AND BETWEEN AMELANG
PARTNERS, INC. WHOSE ADDRESS IS    C/O KARL AMELANG
                                   952 ECHO LANE, SUITE 100
                                   HOUSTON, TEXAS 77024

HEREINAFTER CALLED THE DEVELOPER, AND THE UNITED STATES DEPARTMENT OF VETERANS AFFAIRS, HEREINAFTER CALLED THE GOVERNMENT

WHEREAS,

Amelang Partners Inc. (API) requested Government's consent, as required by
Section 10 and Section 21 of the Enhanced-Use Lease, of future development on the Property;

API's proposed future development will include development of two buildings for use as a laboratory/pharmaceutical manufacturing facility and office building on 2.5 acres of land at the corner of Almeda Road and Holcombe Boulevard as more particularly describe in Exhibit "A" which is attached hereto (the "Subleased Premises"); such development will consist of new construction added to the existing Mandatory Development and Non-Mandatory Development ("Holcombe Center");

The Developer has entered into a sublease (the "Sublease"), with Introgen Therapeutics, Inc., a copy of which is attached and made a part of this Supplemental Lease Agreement as Exhibit "B".

The Government acknowledges that the Sublease and the proposed future development are consistent with its mission, provided that the Sublease and sub-lessee's rights therein are expressly subordinate to the rights and interests of the Government in the Lease.

The Government further agrees to the amount of additional benefit to be paid by the Developer in consideration of said future development, and the Parties hereto desire to amend the above Lease.

NOW THEREFORE, THESE PARTIES FOR THE CONSIDERATIONS HEREINAFTER MENTIONED COVENANT AND AGREE THAT THE SAID LEASE IS AMENDED, EFFECTIVE SEP 24 1998, AS
FOLLOWS:

THE DEVELOPER AND GOVERNMENT AGREE THAT AS BETWEEN THE GOVERNMENT AND THE DEVELOPER, ALL TERMS AND CONDITIONS OF THE LEASE PERTAINING TO THE MANDATORY DEVELOPMENT, INCLUDING ALL CONSTRUCTION REVIEW AND APPROVALS AND PAYMENT OF RENT IN ACCORDANCE WITH SECTION 4(b), WILL APPLY TO USE AND OCCUPANCY OF SAID DEVELOPMENT IN THE NON-MANDATORY DEVELOPMENT UNDER THE SUBLEASE.

IN WITNESS WHEREOF, THE PARTIES SUBSCRIBED THEIR NAMES AS OF THE ABOVE DATE.

DEVELOPER

By: /s/ [ILLEGIBLE]                         PRESIDENT
   ---------------------------     -----------------------------
          (Signature)                        (Title)

IN THE PRESENCE OF
 /s/ SUSAN V. HUGHES               ADMINISTRATIVE ASSISTANT
------------------------------     -----------------------------
          (Signature)                        (Title)



DEPARTMENT OF VETERANS AFFAIRS

By: /s/ TANGELA D. COOPER            Contracting Officer
   ---------------------------     -----------------------------
          (Signature)                        (Title)

Supplemental Lease Agreement No. 6
Enhanced-Use Lease No. 084B-029-93, Houston, TX
Page 2 of 3

AMEND SECTION 4 OF THE LEASE BY ADDING THE FOLLOWING NEW SUBSECTION AT THE END:

     (b)(5) Except as expressly set forth herein, API agrees to pay the Government, without prior demand and without any deduction or offset, as annual rent for the Premises, as such term is defined in the Sublease, the sum of Sixty-Five Thousand Dollars ($65,000.00) (subject to adjustment as herein provided) in equal monthly installments. The rental will be adjusted on the third anniversary of the Commencement Date, as such term is defined in the Sublease, and triennially thereafter based on eighty percent (80%) of any increase and sixty percent (60%) of any decrease in the Consumer Price Index for the Houston metropolitan area from its most recently published level as of the Commencement Date. The rental as adjusted will be effective from each such adjustment date until the next adjustment date. In no instance however, shall the annual rent be less than Sixty-Five Thousand Dollars ($65,000.00), except as expressly set forth herein. "Consumer Price Index" means the most current "Consumer Price Index, All Urban Consumers, All-items, . . ." for the metropolitan area in which the Premises is located, as compiled by the U.S. Department of Labor, Bureau of Labor Statistics (the "Bureau"). If the Bureau ceases to publish the Consumer Price Index, then the successor or most comparable index, as designated by API under the Sublease, will be used. It is contemplated by the parties hereto that Sublessee will build the Buildings (as such term is defined in the Sublease), and that the first Building will be completed several months before the second Building is completed. API will not be obligated to pay rent until the earlier of (i) January 1, 2000, or (ii) the first of the Buildings is completed and a certificate of occupancy for it is issued by the City of Houston. Upon completion of the first Building. API will be obligated to pay one-half of the rent provided herein (this being $2,708.34 per month) commencing on the date such Certificate of Occupancy is issued. Rent shall continue at such rate until the second Building is completed and a Certificate of Occupancy is issued for it, or January 1, 2000, whichever is sooner, whereupon the entire rent stipulated herein will become due and payable monthly. In any event the entire rent stipulated herein will become due and payable monthly commencing on January 1, 2000.

     (b)(5)(1) API further agrees the Government shall be entitled to receive fifty percent (50%), without prior demand and without any deduction or offset, of any additional rent or any other amounts received or payments recovered by API as result of its ground sub-lease, termination or sub-lessee's default of the ground sub-lease: or in accordance with the terms of any other agreement between API and its sub-lessee relative to the occupancy of the Subleased Premises; provided however the Government shall not be entitled to any amounts received by API pursuant to Sections 5, 12.2, 13, 15, 16, 16.4, 18.1, 20.2(a)-(c), 25, and 43 of the sub-lease.

THE ENHANCED-USE LEASE IS FURTHER AMENDED BY THE FOLLOWING PROVISIONS WITH RESPECT TO THE PREMISES IDENTIFIED IN EXHIBIT A:

     Subject to the provisions in the Enhanced-Use Lease regarding Developer's default and the rights of mortgagees provided in such Enhanced-Use Lease, in instances where the Enhanced-Use Lease is terminated by reason of Developer's default, Sublessee and its successors and assigns, including any mortgagee and any purchaser of Sublessee's leasehold interest at foreclosure or by deed in lieu of foreclosure shall have the right to assume all rights and obligations of the Developer in the Enhanced-Use Lease with respect to the Premises identified in the Sublease, provided, however, that in the event of such an assumption by Sublessee: (1) the rental amount to the Government shall be ONE HUNDRED THIRTY THOUSAND DOLLARS ($130,000), subject to escalation as provided herein (with no rent being payable to Developer in that event); (2) the term of this Lease will be identical to the term of the Sub-Lease including renewal options; (3) Paragraphs 6, 13, 14(b), 14(d), 18 and 19 of the Enhanced-Use Lease will not be applicable to Sublessee, its successors or assigns, including mortgagees; (4) use of the Subleased Premises will be as stated in the Sublease; (5) Government agrees that any mortgage or security interest upon sublessee's leasehold interest and sublessee's furniture, equipment, fixtures and improvements located upon the Subleased Premises on the date of assumption of the Enhanced-Use Lease by Sublessee, its successors or assigns, shall be and hereby is deemed approved by the Government pursuant to Paragraph 24(c) of the Enhanced-Use Lease; (6) Paragraph 24(h) and 24(i) of the Enhanced-Use Lease will not be applicable to Sublessee, its successors, assigns or mortgagees; (7) upon any assumption by Sublessee, its successors or assigns, including any mortgagee or purchaser at foreclosure or by deed in lieu of foreclosure, its obligations under the Enhanced-Use Lease will be limited so that it is

Supplemental Lease Agreement No. 6
Enhanced-Use Lease No. 084B-029-93, Houston, TX
Page 3 of 3

    obligated only to the extent such obligations apply specifically to the Subleased Premises and improvements thereon, and not to other real property covered by the Enhanced-Use Lease; (8) the obligations of Sublessee, its successors or assigns, to pay taxes shall be limited to taxes attributable to the Subleased Property; (9) Paragraph 38 of the Enhanced-Use Lease will not apply on or after the date of any such assumption by Sublessee, its successors or assigns or mortgagees; and in the event the Government shall exercise its special repurchase rights under Paragraph 38 of the Enhanced-Use Lease prior to any assumption by Sublessee, its successors or assigns or mortgagees, then the Government shall allow Sublessee, its successors or assigns or mortgagees the continued possession, use and enjoyment of the Subleased Premises for so long as Sublessee, its successors, assigns, or mortgagees attorn to the Government as its landlord and is not in default under the Sublease; and (10) the Government and Developer agree that no amendment or modification of the Enhanced-Use Lease entered into after the date hereof shall be binding upon Sublessee without Sublessee's written consent.

    The Government agrees that, upon request by Sublessee, from time to time, it will furnish estoppel certificates to such persons, as Sublessee may reasonably request certifying (1) the fact that the Enhanced Use Lease is unmodified and in full force and effect or, if there have been modifications thereto, that the Enhanced Use Lease is in full force and effect and stating the date and nature of such modifications; (2) the date to which the rental and other sums payable under the Enhanced Use Lease have been paid; (3) that there are no current defaults under the Enhanced Use Lease by either Lessor or Lessee, except as specified in the statement; and (4) such other matters reasonably agreed to by Government and Sublessee.

    The Government agrees that this Supplemental Lease Agreement is made not only for the benefit of the Government and Developer, but also for the benefit of Sublessee, its successors and assigns, expressly including any mortgagee or purchaser at foreclosure or by deed in lieu of foreclosure.

    All proposed development and construction is to be reviewed and approved by the Department in accordance with the Enhanced-Use Lease.

    This proposal is specific to this sublease proposal. In event of early termination of the sublease or other sublease of such space by the Developer, such shall be negotiated pursuant to Section 10.b. of the Lease.

ALL OTHER TERMS AND CONDITIONS OF THE ENHANCED-USE LEASE SHALL REMAIN IN FORCE AND EFFECT.

                                                                       EXHIBIT A

                         METES AND BOUNDS DESCRIPTION
                            OF 2.500 ACRES OF LAND
                      IN THE D.W.C. HARRIS SURVEY, A-325
                             HARRIS COUNTY, TEXAS

All that certain 2.500 acres of land, out of the 118.831 acre tract described in the deed from Brittermann Holding Corporation of Texas to the United States of America, recorded under Volume 1297, Page 87, in the Deed Records of Harris County, Texas, and out of the 20.11 acre Extract of Lease recorded under File No. R182150, in the Official Public Records of Real Property of Harris County, Texas, in the D.W.C. Harris Survey, A-325, Harris County, Texas, and being more particularly described by metes and bounds as follows: (All bearings based on the Texas State Plane Coordinate System, South Central Zone)

Commencing at the intersection of the south right-of-way line of Holcombe Boulevard (width varies) and the west right-of-way line of Almeda Road (F.M.
521) (width varies); THENCE S 14 degrees 53' 21" W - 206.00', along said west right-of-way line, to a 5/8" iron rod set for the northeast corner and POINT OF BEGINNING of the herein described tract;

THENCE S 14 degrees 53' 21" W - 330.70', continuing along said west right-of-way line to a 5/8" iron rod found for the southeast corner of the herein described tract;

THENCE N 75 degrees 06' 39" W - 329.30', to a 5/8" iron rod set for the southwest corner of the herein described tract;

THENCE N 14 degrees 53' 21" E - 330.70', to a 5/8" iron rod set for the northwest corner of the herein described tract;

THENCE S 75 degrees 06' 39" E - 329.30' to the POINT OF BEGINNING of the herein described tract and containing 2.500 acres of land.


Compiled by:

G.P. SURVEYORS, a division of               [STATE OF TEXAS SEAL]
PATE ENGINEERS, INC.
Job No. 684-002-52

Original Issue Date:
August 5, 1998
                                          /s/   [illegible]
                                        --------------------------------
                                                Certificate Date:
                                                 August 5, 1998

THIS LEGAL DESCRIPTION IS ISSUED AS "PART TWO", IN CONJUNCTION WITH THE LAND TITLE SURVEY BY G. P. SURVEYORS LAST CERTIFIED AUGUST 5, 1998. REFERENCE IS HEREBY MADE TO THE SURVEY AS "PART ONE".

       UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - UCC 1

This instrument is prepared as, and is intended to be, a Financing Statement, complying with the formal requisites therefor, as set forth in the Texas Business and Commerce Code, Article 9 (also known as the Texas Uniform Commercial Code - Secured Transactions), and, in particular, Section 9.402 thereof.

                       FINANCING STATEMENT

1.   Debtor - Name and Mailing Address:

     TMX REALTY CORPORATION
     301 Congress Avenue, Suite 1850
     Austin, Texas 78701

2.   The name and address of the secured party ("Secured Party") is:

     RIVERWAY BANK
     Five Riverway
     Houston, Texas 77056

3. This Financing Statement covers the following types (or items) of property (the" Collateral"):

     Construction Contracts: Any and all contracts, subcontracts, and agreements, written or oral, between Debtor and any other party, and between parties other than Debtor, in any way relating to the construction of the Improvements (as hereinafter defined) on the Land (as hereinafter defined) or the supplying of material (specially fabricated or otherwise), labor, supplies, or other services therefor.

     Contracts: All of the right, title and interest of Debtor in, to, and under any and all (i) Contracts (herein so called) for the purchase or sale of all or any portion of that certain real property described in Exhibit "A" attached hereto and made a part hereof for all purposes (the "Land"), together with all Improvements (herein so called) thereon and appurtenances thereto (the Improvements, together with the Land are collectively called the "Mortgaged Property"), whether such Contracts are now or at any time hereafter existing, including all amendments and supplements to and renewals and extensions of the Contracts at any time made, and together with all payments, earnings, income, and profits arising from the sale of all or any portion of the Mortgaged Property or from the Contracts and all other sums due or to become due under and pursuant thereto and together with any and all earnest money, security, letters of credit or other deposits under any of the Contracts; *ii) contracts, licenses,

THIS IS TO CERTIFY                  RETURN TO:
THAT THIS IS A TRUE AND CORRECT
[ILLEGIBLE]                         PARTNERS TITLE COMPANY
                                    712 Main St., Suite 2000E
BY /s/ [ILLEGIBLE]                  Houston, TX 77002-3218
permits and living unit equivalents of water, wastewater, and other utility services whether executed, granted, or issued by a private person or entity or a governmental or quasi-governmental agency, which are directly or indirectly related to, or connected with, the development of the Mortgaged Property, whether such contracts, licenses, and permits are now or at any time hereafter existing, including without limitation, any and all living unit equivalents of water, wastewater, and other utility services, certificates, licenses, zoning variances, permits, and no-action letters from each governmental authority required: (a) to evidence full compliance by Debtor and all improvements constructed or to be constructed on the Mortgaged Property with all legal requirements applicable to the Mortgaged Property, and (b) to complete construction of any improvements on the Mortgaged Property; (iii) any and all right, title, and interest Debtor may have in any financing arrangements relating to the financing of the purchase of all or any portion of the Mortgaged Property by future purchasers; (iv) all plans, specifications, and drawings prepared for the Mortgaged Property, including all amendments and supplements to and renewals and extensions of such contracts any time made, and together with all rebates, refunds or deposits, and all other sums due or to become due under and pursuant thereto and together with all powers, privileges, options, and other benefits of Debtor under such contracts; and (v) all other contracts which in any way relate to the use, enjoyment, occupancy, operation, maintenance, or ownership of the Mortgaged Property (save and except any and all leases, subleases, or other agreements pursuant to which Debtor is granted a possessory interest in the Land), including but not limited to engineer's contracts, architect's contracts, maintenance agreements and service contracts.

Fixtures: All materials, supplies, equipment, systems, apparatus, and other items now owned or hereafter acquired by Debtor and now or hereafter attached to, installed in, or used in connection with (temporarily or permanently) the Mortgaged Property, which are now owned or hereafter acquired by Debtor and are now or hereafter attached to the Mortgaged Property and needed in the operations thereof, and including, but not limited to, any and all motors, engines, boilers, furnaces, pipes, sprinkler systems, fire extinguishing apparatus and equipment, water tanks, heating, ventilating, refrigeration, plumbing, lighting, transportation (of people or things, including, but not limited to, stairways, elevators, escalators, and conveyors), incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, and water, gas, electrical, storm and sanitary sewer facilities, and all other utilities whether or not situated in easements, together with all accessions, appurtenances, replacements, betterments, and substitutions for any of the foregoing and the proceeds thereof.

Leases: Any and all leases, subleases, sub-subleases licenses, concessions, or other agreements (written or oral, now or hereafter in effect) which grant to third parties a possessory interest in and to, or the right to use, all or any part of the Mortgaged Property, together with all security and other deposits made in connection therewith.

    Personalty: All of the right, title and interest of Debtor in and to the Plans, all building and construction materials and equipment, insurance proceeds, accounts, contract and subcontract rights pertaining to the buildings, all refundable, returnable, or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Debtor in connection with the Mortgaged Property with any governmental agencies, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable, or reimbursable tap fees, utility deposits, commitment fees and development costs, any awards, remunerations, reimbursements, settlements, or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Land, Improvements, Fixtures, Construction Contracts, including but not limited to those for any vacation of, or change of grade in, any streets affecting the Land or the Improvements and those for municipal utility district or other utility costs incurred or deposits made in connection with the Land; which are now owned or hereinafter acquired by Debtor, which are now or hereafter situated in, on, or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, construction, financing, use, occupancy, or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use in or on the Land or the Improvements, together with all accessions, replacements, and substitutions thereto or therefor and the proceeds thereof.

    Rents: All of the rents, revenues, income, proceeds, profits, security and other types of deposits, and other benefit paid or payable by parties to the Leases other than Debtor for using, leasing, licensing, possessing, operating from, residing in, selling, or otherwise enjoying the Mortgaged Property.

    Excluded Property: Any other provision hereof notwithstanding, there is hereby excepted from the definition of the "Mortgaged Property" and the "Collateral" and from all liens and security interests held by Secured Party all property of Debtor described on Exhibit "B" attached hereto, which Exhibit "B" is incorporated herein for all purposes.

4.  Proceeds of the Collateral are also covered.

5.  Number of additional sheets presented: two (2).

    DATED as of the 23rd day of November, 1998.

                                               "DEBTOR"

                                               TMX REALTY CORPORATION,
                                               a Delaware corporation

                                               By:  /s/ JAMES W. ALBRECHT, JR.
                                                    --------------------------

                                               Name:    James W. Albrecht, Jr.
                                                    --------------------------

                                               Title: Chief Financial Officer
                                                     -------------------------

                                  EXHIBIT "A"

Being a tract or parcel containing 2.619 acres (114,086 square feet) of land situated in the D W C Harris Survey, Abstract Number 325, Harris County, Texas, and being part of and out of that certain called 118.831 acres, described in deed to the United States of America, as recorded in Volume 1297, Page 87, Deed Records of Harris County, Texas, said 2.619 acre tract being more particularly described as follows (all bearings and coordinates are based on the Texas State Plane Coordinate System; South Central Zone; all distances and coordinates are surface and may be converted to grid by multiplying by a combined scale factor of 0.9998632):

COMMENCING at a 5/8-inch iron rod with plastic cap set marking the intersection of the south right-of-way (ROW) line of Holcombe Boulevard with the west ROW line of Almeda Road, and having surface coordinates of X=3,147,967.40, Y=698,487.10, thence:

     South 14 degrees 53'21" West, with said west ROW line, a distance of 206.00 feet to a set 5/8-inch iron rod with plastic cap;

     North 75 degrees 06'39" West, a distance of 329.30 feet to a 5/8-inch iron rod with plastic cap set marking the POINT OF BEGINNING and northeast corner of the herein described tract;

THENCE, SOUTH 14 degrees 53'21" West, a distance of 330.70 feet to a 5/8-inch iron rod with plastic cap set marking the southeast corner of the herein described tract;

THENCE, NORTH 75 degrees 06'39" West, a distance of 432.78 feet to a 5/8-inch iron rod with plastic cap set marking the southwest corner of the herein described tract;

THENCE, NORTH 41 degrees 44'27" East, a distance of 334.23 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, NORTHEASTERLY, with a curve to the left having a radius of 760.00 feet, a central angle of 03 degrees 35'59", an arc length of 47.75 feet, and a chord which bears North 39 degrees 56'28" East, 47.74 feet to an "X" in concrete set marking the most northwesterly corner of the herein described tract;

THENCE, SOUTHEASTERLY, with a non-tangent curve to the left having a radius of
87.50 feet, an arc length of 93.13 feet, a central angle of 60 degrees 59'01", and a chord which bears South 58 degrees 25'28" East, 88.80 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 88 degrees 54'58" East, a distance of 27.76 feet to a 5/8-inch iron rod with plastic cap set marking the beginning of a tangent curve;

THENCE, EASTERLY, with a curve to the right having a radius of 281.50 feet, an arc length of 67.83 feet, a central angle of 13 degrees 48'19", and a chord which bears South 82 degrees 00'48" East, 67.66 feet to a 5/8-inch iron rod with plastic cap set marking a point of tangency;

THENCE, SOUTH 75 degrees 06'39" East, a distance of 82.41 feet to the POINT OF BEGINNING and containing 2.619 acres (114,086 square feet) of land (this description is based on a Land Title Survey an plat prepared by Terra Surveying Company, Inc. Project Number 0163-9801-S).

                                  EXHIBIT "B"

     There is hereby excepted from the definition of the "Mortgaged Property", and the "Collateral", and from all liens and security interests held by Secured Party, all property of Debtor which is not a part of the plumbing, electrical, heating, cooling, ventilation, standard lighting, ceiling tile, sprinkler equipment and related equipment together with other fixtures and equipment necessary for the use and operation of the buildings for general purposes and all property (save and except the foregoing) which is not permanently attached or affixed to the building and is not an integral part of the building and needed for the same to be functional as an office building. Without limiting the foregoing sentence, the property described below is excepted from said definitions of "Mortgaged Property" and "Collateral" and shall not be in any way secured or encumbered by any lien or security interest held by Secured Party.


                               Excluded Property

Furniture
Computers and related equipment, computer network equipment and software Laboratory equipment
Production Equipment
Modular clean room units
Telephone equipment
Office equipment
Artwork
Decorative items
Plants
Inventory, including raw materials, work in progress and finished goods Office supplies
Lab notebooks
Electronic media
Backup power generator
Cold storage equipment
Waste treatment equipment

Whether now owned or hereafter acquired